UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material Pursuant to §240.14a-12

VORNADO REALTY TRUST

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2020
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
This Proxy Statement is printed on recycled paper and is recyclable.

888 Seventh Avenue
New York, New York 10019
Notice of Annual Meeting of Shareholders to Be Held on May 14, 2020
To our Shareholders:
The 2020 Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (“Vornado” or the “Company”), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 14, 2020, beginning at 11:30 A.M., New York City time, for the following purposes:
(1)
To consider and vote upon the election of 10 persons to the Board of Trustees of the Company, each to serve for a one-year term expiring at the 2021 Annual Meeting of Shareholders of the Company and until his or her successor is duly elected and qualified.

(2)
To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3)
To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation.

(4)
To consider and vote upon amendments to the Company’s 2019 Omnibus Share Plan.

(5)
To transact any other business as may properly come before the meeting and any postponement or adjournment of the meeting.

The Board of Trustees of the Company has fixed the close of business on March 16, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.
Please review the accompanying proxy statement and proxy card or voting instruction form. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize your proxy through the Internet or by touch-tone telephone as described on the proxy card or voting instruction form. Alternatively, you may sign the proxy card or voting instruction form and return it in accordance with the instructions included with the proxy card or voting instruction form. You may revoke your proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the meeting and voting in person. To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 13, 2020.
Important Notice Regarding COVID-19
Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.vno.com. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.
By Order of the Board of Trustees,
Alan J. Rice
Secretary
April 3, 2020

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2020 PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This summary highlights certain information that is covered elsewhere in this Proxy Statement. You are encouraged to read our complete Proxy Statement before voting.
Proposals and Board Recommendations
SHAREHOLDER VOTING ITEMS		BOARD VOTE RECOMMENDATION
Proposal 1	Election of 10 Trustees	For
Proposal 2	Ratification of appointment of Independent Accounting Firm	For
Proposal 3	Advisory approval of executive compensation	For
Proposal 4	Approval of amendments to the Company’s 2019 Omnibus Share Plan	For
Company Overview
Vornado is a fully integrated real estate investment trust (“REIT”) with a collection of premier assets and a focused strategy of growing its dominant positions in New York City office and retail. While concentrated in New York, Vornado also has premier assets in Chicago and San Francisco, and maintains a 32.4% interest in Alexander’s, Inc. (“Alexander’s”) (NYSE: ALX), which owns seven properties in the greater New York metropolitan area. Vornado is the real estate industry leader in sustainability policy, with over 26 million square feet of LEED certified buildings and received the Energy Star Partner of the Year Award, Sustained Excellence 2019.
We are highly focused on delivering long-term value to shareholders through the pursuit of our investment philosophy and execution of our operating strategies, including:
•
Maintaining a superior team of operating and investment professionals and an entrepreneurial spirit.

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Investing in properties in select markets, such as New York City, where we believe there is a high likelihood of capital appreciation.

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Acquiring quality properties at a discount to replacement cost and where there is a significant potential for higher rents.

•
Developing and redeveloping our existing properties to increase returns and maximize value.

2019 Business Highlights
In 2019, we continued our long track record of delivering value to shareholders. We executed on our goals, accomplishing the following strategic initiatives and achieving the following results. These factors were among those considered in the compensation decision process, as discussed more fully in the Compensation Discussion & Analysis Section of this Proxy Statement:
•
Net income for the year ended December 31, 2019 was $16.21 per diluted share, compared to $2.01 per diluted share for 2018.

•
Total Funds From Operations (“FFO”) for the year ended December 31, 2019 was $5.25 per diluted share, compared to $3.82 per diluted share for 2018. FFO, as adjusted for the year ended December 31, 2019 was $3.49 per diluted share, compared to $3.73 per diluted share for 2018. The reduction in FFO,

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2020 PROXY STATEMENT SUMMARY
as adjusted per diluted share is entirely attributable to the asset sales described below. FFO and FFO, as adjusted, are non-GAAP measures defined in Annex A to this Proxy Statement.
•
Company-wide 2019 cash basis “same store” Net operating income (“NOI”) increased 3.6%. NOI is a non-GAAP measure defined in Annex A to this Proxy Statement.

•
Leasing activity for the year, across the entire business, totaled 1.7 million square feet in 215 leases, with mark-to-market increases of 14.0% GAAP and 8.8% cash.

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At December 31, 2019, overall occupancy was 96.5%.

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On April 18, 2019, we transferred a 48.5% common interest in a joint venture of our seven upper Fifth Avenue and Times Square retail properties to a group of institutional investors for net cash proceeds of $1.179 billion. We retained the remaining 51.5% common interest and an aggregate of  $1.828 billion of preferred equity interests in certain of the properties. The transaction valued the properties at $5.556 billion (a 4.5% cap rate) resulting in a financial statement net gain of  $2.571 billion. On December 18, 2019 we declared a $1.95 per share special dividend resulting from the transaction which was paid to shareholders on January 15, 2020.

•
In addition to the Fifth Avenue and Times Square retail properties transfer we completed the following sale transactions during 2019:

◦
$1.61 billion net proceeds from the sale of 54 condominium units at our 220 Central Park South luxury residential condominium development project resulting in a financial statement net gain of $604 million;

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$168 million sale of all of our common shares of Lexington Realty Trust;

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$109 million sale of all of our partnership units of Urban Edge Properties;

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$100 million sale of our 25% interest in 330 Madison Avenue; and

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$50 million sale of 3040 M Street.

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In 2019, we completed $5 billion of financings in 13 transactions.

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Sustainability—in 2019, we were designated Energy Star Partner of the Year for the seventh time; we received the National Association of Real Estate Investment Trusts (“NAREIT”) Leader in the Light Award for the tenth year in a row and were a top performer among all global real estate sustainability benchmark respondents. We were cited as the industry model with our innovative approach to having our Environmental Stewardship, Social Responsibility and Governance (“ESG”) Report assured by a third party and furnishing it to the Securities and Exchange Commission (“SEC”).

•
Lastly, and perhaps most importantly, we advanced the redevelopment of the Penn District, positioning our Company to capitalize on the enormous opportunity we have on the West Side of Manhattan. Our redevelopments are now in full construction mode and we have made very substantial progress in leasing these assets.

Recent Management Changes
Our organization maintains an entrepreneurial spirit and a key tenet of our strategy is to maintain a deep, talented and proven team of operating and investment professionals. In 2019, the Board oversaw several generational leadership changes, including three internal promotions to the positions of President (Mr. Michael J. Franco), and Co-Heads of Real Estate (Messrs. Glen J. Weiss and Barry S. Langer), and one external hire as our Head of Retail (Mr. Haim H. Chera).
We believe the promotions and the new hire to be a very important step in establishing a firm path for management succession at our Company. We are even more strongly positioned by having attracted a world-class retail talent to run our important street retail and train station retail business. The Board has put in place a purposeful and smooth transition process by having this younger generation step into their new roles while existing senior management continues to serve the Company. For more information on management transition and related compensation, please see page 26.

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2020 PROXY STATEMENT SUMMARY
Recent Board Refreshment
As part of our focus on Board refreshment, Beatrice Hamza Bassey will stand for election as a Trustee at our annual meeting for the first time, and Ms. Mandakini Puri has been appointed to be Chair of our Audit Committee. Dr. Richard West, after many years as the Chair of our Audit Committee has stepped down from that role, but we have asked him to stay on the Audit Committee to provide for a smooth transition. In the nomination process, we prioritized diversity, as codified in our Corporate Governance Guidelines, and the skills supporting our strategic and business needs as identified by the Board.
The following charts summarize the composition of our Board following our recent refreshment:
In the past two years, we have added two new Trustees who replaced two previous members of the Board.
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Ms. Hamza Bassey has served as the Group General Counsel, Chief Compliance Officer and Corporate Secretary of Atlas Mara Ltd., an African-focused banking group, since February 2015. She brings legal, investment, financial and international experience.

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Mr. Helman joined our Board in 2019. He brings investment, private equity, capital markets, and public company board experience.

We believe that the balance of skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise of our longer-tenured Trustees, provide substantive support for the Board’s oversight of the Company’s business and strategy. In combination with Board refreshment, we have also rotated committee memberships to bring new perspectives to committees.
Shareholder Engagement and History of Board Responsiveness
We maintain an ongoing shareholder outreach program led by our Lead Independent Trustee, Candace Beinecke. In each of the last five years, we have engaged with shareholders representing more than 50% of our outstanding shares. We have demonstrated responsiveness to shareholders’ feedback through the enhancements made to our governance, compensation and sustainability practices. Since our 2019 annual meeting, we reached out to shareholders representing more than 70%, and had conversations with those representing 55% of our outstanding shares. Our Lead Independent Trustee participated in 73% of these conversations.

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2020 PROXY STATEMENT SUMMARY
Our engagement covered many topics, but focused primarily on three:
1.
Board composition, including our continuing plans for refreshment and management succession

2.
Executive compensation

3.
Environmental Social and Governance, including our robust approach to reporting

The following summarizes the actions taken in response to shareholder feedback:
Board Refreshment
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One new Trustee standing for election at the annual meeting

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Appointed a new Chair for our Audit Committee

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Our focus on board diversity resulted in 30% of the Board being comprised of female Trustees and 20% ethnically diverse

Executive Compensation
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Changed the performance-conditioned Long Term Incentive awards to Outperformance Plan Awards as had been granted and approved by shareholders through favorable “say-on-pay” votes in prior years

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Provided clear disclosure on all compensation decisions related to executive promotions and new executive hire

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Enhanced disclosure showing total direct/realizable compensation compared to realized compensation to showcase the strong alignment of pay with stock performance

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Enhanced disclosure related to how the Compensation Committee aligns pay with performance through program design

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Enhanced claw-back policy to include violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit

Environmental Social and Governance
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In addition to reporting in accordance with the Global Real Estate Sustainability Benchmark (“GRESB”) and Sustainability Accounting Standards Board (“SASB”) frameworks, we have begun evaluating exposure to climate-related risks using various scenario analyses including the Task Force on Climate-Related Financial Disclosures (“TCFD”)

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Changed the Corporate Governance and Nominating Committee Charter to give the Committee direct oversight responsibility for ESG matters

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Enhanced disclosure of how the Board and the Corporate Governance and Nominating Committee oversee ESG matters

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Refreshed and updated our claw-back and political contributions policies and strengthened their oversight by the Corporate Governance and Nominating Committee

•
Provided additional disclosure on ESG practices including recent updates to polices

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2020 PROXY STATEMENT SUMMARY
Executive Compensation
Our executive compensation program is designed to emphasize performance-based compensation in alignment with our business strategy. The objectives of the program include:
• RETAIN a highly-experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
• ATTRACT other highly-qualified executives to strengthen that team as needed.
• MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
• EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.
• ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
• ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.
The following shows the pay mix for our CEO. 98% of his total direct 2019 compensation is variable and subject to Company performance. Changes for 2020 include restoring an Outperformance Plan as the performance-based equity award portion of the Long Term Incentive portion of total compensation:

98% of CEO's compensation is variable

2%
Cash Base Salary
- Promotes executive retention and recruitment

44%
Outperformance Plan Award
- Enhances pay-for-performance structure and stockholder alignment
- Motivates and rewards only in instance of superior sustained TSR performance

2019 CEO
Compensation

14%
Equity in lieu of Cash Bonus and Base Salary
- Value of award earned based on FFO, a key operating metric in the REIT industry
- Vests immediately upon grant
- Two-year holding period

40%
Time-Based Equity Grant
- Aligns executive and shareholder interests
- Promotes executive retention with multi-year vesting over a four-year period
- Provides stable long-term compensation

Outperformance Plan Award
- Enhances pay-for-performance structure and stockholder alignment
- Motivates and rewards for TSR outperformance
- 3-year performance period based on absolute and relative TSR metrics
- Payouts, if earned, are subject to an additional 2-year time-based vesting and a 1-year holding period following vesting

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2020 PROXY STATEMENT SUMMARY
2020 Commitment to Compensation Enhancements and Program Revamp
We made progress with our 2019 executive compensation, but recognize that there are still adjustments needed going forward. To emphasize our focus on aligning executive compensation with shareholder interests, we are committed to further adjusting our executive compensation program based on feedback provided in our dialogue with shareholders. Our goal is to create a consistent executive compensation structure that is transparent, goal-oriented and linked to objective results, and that reflects evolving best practices. In doing so, we will continue to maintain a compensation program that encourages long-term focus with pay outcomes that are at-risk and aligned with performance.
Compensation Outcomes Demonstrate Performance-based and At-risk Nature of Our Compensation Programs
Our executive compensation program is designed so that the actual realized compensation closely aligns with actual Share performance. Total direct/realizable compensation for our CEO has remained flat in each of the last three years and his realized pay is significantly lower than total direct/realizable pay in each year. Direct/Realizable and Realized Compensation are calculated as is described in the Compensation Discussion and Analysis Section of this Proxy Statement. Long-term equity awards for the three-year performance periods were not earned and no payouts were made in 2017, 2018 or 2019, demonstrating the at-risk nature of our performance-based program and the alignment with shareholder interests.

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2020 PROXY STATEMENT SUMMARY
Environmental Stewardship, Social Responsibility and Governance (ESG) Highlights
Our Board is committed to sound governance practices designed to promote the long-term interests of shareholders and strengthen Board and management accountability. Many of these governance practices were influenced by and responsive to shareholder feedback over the years.
BOARD OF TRUSTEES

✓
Highly engaged, experienced Board with diverse skills and expertise

✓
Commitment to Board refreshment, with a focus on diversity

✓
90% of Board is independent

✓
30% of our Board members are female and 20% are ethnically diverse

✓
Lead Independent Trustee with significant authority and responsibility

✓
Annual Board and committee self-evaluations

✓
Annual review of Board leadership structure

✓
Robust stock ownership guidelines that align the interests of Trustees with those of our shareholders

✓
Four of our Board members each own more than 1% of our shares

✓
Actively engaged in strategic, risk and management oversight

✓
Active approach to management succession planning

✓
Corporate Governance and Nominating Committee oversees ESG program and sustainability initiatives

✓
Corporate Governance and Nominating Committee actively oversees and monitors internal compliance with ethical and social policies

GOVERNANCE PRACTICES

✓
Robust and ongoing shareholder engagement program and demonstrated responsiveness to feedback

✓
Annual Trustee elections and committee appointments

✓
Market standard proxy access

✓
Shareholders may amend the Bylaws

✓
Trustee resignation policy in uncontested elections for failure to receive majority support

✓
No poison pill

✓
Declaration of Trust may be amended by a majority of the Board of Trustees and a majority vote of outstanding shares (excluding limited provisions to protect REIT tax status and removal of Trustees)

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2020 PROXY STATEMENT SUMMARY
COMPENSATION PRACTICES

✓
Pay-for-performance philosophy, including 98% of CEO’s and 71% of other previously-serving NEOs’ compensation in the form of equity with actual value tied to Vornado’s Share price performance

✓
Significant portion of long-term compensation is in the form of performance-based equity, which requires the achievement of significant performance hurdles to have any value

✓
Implemented changes reflected in our 2020 executive compensation program, including restoration of our Outperformance Plan which was previously approved through favorable “say-on-pay” votes

✓
Robust claw-back policy, subject to the oversight of the Corporate Governance and Nominating Committee, which was recently enhanced to also provide for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit

✓
Formula-driven annual bonus plan cap

✓
We design our compensation so that a significant portion of the actual realized compensation of our CEO and other named executive officers closely aligns with actual Share performance

✓
Maintain a cap on incentive compensation payments

✓
Anti-hedging and anti-pledging policies

✓
Our equity plans have a double-trigger equity acceleration upon a change of control

✓
CEO has no employment agreement and is not entitled to any special severance upon a change of control or other employment termination

✓
No excessive perks and no retirement plan other than a 401(k)

✓
No tax gross-ups

✓
We require our CEO to hold Company equity having a value equal to at least 6x his salary and each of our other named executive officers to hold Company equity with a value equal to at least 3x such executive’s salary

ENVIRONMENTAL STEWARDSHIP AND SOCIAL RESPONSIBLITY

✓
Strong Code of Business Conduct and Ethics applies to all Trustees and employees

✓
Refreshed and renewed anti-harassment policy

✓
Employee policies and manuals prohibit bribes, money laundering and other corruption

✓
Restrictions on conflicts of interest

✓
Established and circulated straightforward procedures for reporting any policy violations or other wrongdoing

✓
Comply with the strictest rules regarding employing child labor, respecting human rights and not purchasing conflict minerals

✓
Strictly restrict political contributions on behalf of the Company and compliance with that policy is subject to the oversight of the Corporate Governance and Nominating Committee

✓
Industry-leading sustainability program

✓
Energy Star Partner of the Year Award with Sustained Excellence received seven times, most recently in 2019

✓
Global Real Estate Sustainability Benchmark Green Star Ranking in every year since 2013

✓
Nareit Leader in the Light Award every year since 2010

✓
One of the largest owners of LEED-certified property in the United States

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2020 PROXY STATEMENT SUMMARY
ENVIRONMENTAL STEWARDSHIP AND SOCIAL RESPONSIBLITY

✓
Reporting pursuant to SASB framework in 2018 and 2019 ESG reports, examined by third party and furnished to the SEC with a Form 8-K filing

✓
2019 signatory of the Task Force on Climate-related Financial Disclosures

✓
Include diversity data in our annual ESG report; 55% of our corporate employees are female and 34% are racial minorities

Please also see our Chairman’s Letter that can be found on our website at www.vno.com/chairmansletter. Our Chairman’s Letter is not a part of or incorporated by reference in this Proxy Statement.

VORNADO REALTY TRUST	a

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VORNADO REALTY TRUST	c

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2020 Proxy Statement

888 Seventh Avenue
New York, New York 10019
PROXY STATEMENT
Annual Meeting of Shareholders to Be Held on May 14, 2020
The accompanying proxy is being solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (“we,” “us,” “our,” the “Company” or “Vornado”), for exercise at our 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 14, 2020, beginning at 11:30 A.M., New York City time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663. Our principal executive office is located at 888 Seventh Avenue, New York, New York 10019. Our proxy materials, including this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card or voting instruction form and our 2019 Annual Report are being distributed and made available on or about the date of this proxy statement.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our shareholders access to our proxy materials on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about the date of this proxy statement to our shareholders of record as of the close of business on March 16, 2020. Shareholders may (1) access the proxy materials on the website referred to in the notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on or about the date of this proxy statement, to authorize your proxy for your Shares (as defined below) through the Internet. If you have not received a copy of this notice of internet availability, please contact our investor relations department at 201-587-1000 or send an e-mail to ircontact@vno.com. If you wish to receive a printed version of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.
Important Notice Regarding COVID-19
Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.vno.com. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

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2020 PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do you vote?
If you hold your shares of record in your own name as a registered holder, you may vote in person at the Annual Meeting or you may authorize your proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card or voting instruction form. Once you authorize a proxy, you may revoke that proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of your proxy to our Secretary at our principal executive office or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.
If you hold your shares in “street name” (that is, as beneficial owner through a bank, broker or other nominee), your nominee will not be permitted to vote your shares (other than with respect to the ratification of the appointment of our independent registered public accounting firm) unless you provide instructions to your nominee on how to vote your shares. If you hold Shares in “street name,” you will receive instructions and a voting instruction form from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these voting instructions. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.
To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 13, 2020.
We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies for a fee not to exceed $6,000. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing. Members of our Board of Trustees and members of management of the Company may also solicit proxies.
Who is entitled to vote?
Only holders of record of our common shares of beneficial interest, par value $0.04 per share (the “Shares”), as of the close of business on March 16, 2020 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the “record date.” On that date, 191,103,928 of our Shares were outstanding. Holders of Shares as of the record date are entitled to one vote per Share on each matter properly presented at the Annual Meeting.
How do you attend the meeting in person?
If you hold your Shares in your own name, you will need only to present satisfactory evidence of your identity. If you hold your Shares in “street name” and would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Shares as of the close of business on the record date. If you hold Shares in “street name” and wish to vote in person at the Annual Meeting, you will need to contact your bank, broker or other nominee and obtain a “legal proxy” from your nominee and bring it to the Annual Meeting. Obtaining a legal proxy may take several days. Directions to attend the Annual Meeting and vote in person are available upon request to the Secretary of the Company at its offices.
What is the quorum necessary for the meeting?
The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
How will your votes be counted?
Any proxy, properly executed and returned, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Trustees in this proxy statement and in the discretion of the proxy holder as to any

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2020 PROXY STATEMENT
other matter that may properly come before the meeting. A broker non-vote or an abstention from voting, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the votes on any of the proposals, except that an abstention will have the effect of a vote against the amendments to the Company’s 2019 Omnibus Share Plan (the “Amended 2019 Omnibus Share Plan”). Any proxy marked “withhold” will count for the purposes of determining a quorum and will have no effect on the result of the votes on election of Trustees, but, if any Trustee fails to receive majority approval (more “for” votes cast than “withhold” votes), that Trustee must tender his or her offer of resignation to the Board of Trustees for its consideration. A broker non-vote is a vote that is not cast on a non-routine matter because the Shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the Shares on that matter and the broker has not received voting instructions from the beneficial owner.
The election of each of our nominees for Trustee (Proposal 1) requires a plurality of the votes cast at the Annual Meeting; however, any nominee for Trustee who does not receive the approval of a majority of the votes cast (more “for” votes than “withhold” votes) will be required, pursuant to our Corporate Governance Guidelines (the “Guidelines”), to tender his or her offer of resignation to the Board of Trustees for its consideration. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 2), the approval of the non-binding, advisory vote on executive compensation (Proposal 3), and the approval of the amendments to the Company’s 2019 Omnibus Share Plan (Proposal 4), each requires the affirmative vote of a majority of the votes cast on such matter at the Annual Meeting. For the purposes of Proposal 4, abstentions will count as votes against the Proposal.

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2020 PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES

Trustees Standing for Election
Our Board has 10 Trustees who have been nominated for election at our Annual Meeting. Our Board, on the recommendation of our Corporate Governance and Nominating Committee, has nominated each of Mr. Steven Roth, Ms. Candace K. Beinecke, Mr. Michael D. Fascitelli, Ms. Beatrice Hamza Bassey, Messrs. William W. Helman IV and David M. Mandelbaum, Ms. Mandakini Puri, Mr. Daniel R. Tisch, Dr. Richard R. West and Mr. Russell B. Wight, Jr. for election at our Annual Meeting. If elected, such persons will serve until the Annual Meeting of Shareholders in 2021 and until their respective successors are duly elected and qualified. Each of these nominees currently serves as a member of our Board.
Unless you direct otherwise in your signed and returned proxy, each of the persons named in the accompanying proxy will vote your Shares for the election of each of the 10 nominees for Trustees. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternate nominee who will be recommended by the Corporate Governance and Nominating Committee of our Board and nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be exercised only for the nominees named or such alternates. We do not currently anticipate that any nominee for Trustee will be unable to serve as a Trustee.
The Board of Trustees recommends that shareholders vote “FOR” the election of each of the nominees listed below to serve as a Trustee until the Annual Meeting of Shareholders in 2021 and until his or her respective successor has been duly elected and qualified.
Under our Bylaws, a plurality of all the votes cast at the Annual Meeting, if a quorum is present, is sufficient to elect a Trustee. However, any Trustee who does not receive the affirmative vote of a majority of the votes cast for his or her election to the Board (a greater number of  “for” votes than “withhold” votes) in an uncontested election (such as this election) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board for its consideration. A “withhold” vote or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the votes on this proposal.

VORNADO REALTY TRUST	5
2020 PROXY STATEMENT
The following table lists the nominees for election to the Board at the 2020 Annual Meeting for a term of one year and until his or her successor is duly elected and qualified. For each such person, the table lists the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became a member of our Board or a director of our predecessor, Vornado, Inc.
Name	Age	First Appointed	Principal Occupation	Independent(1)	Roles and Committees
Steven Roth(2)	78	1979	Chairman and Chief Executive Officer of the Company		Executive (Chair)
Candace K. Beinecke	73	2007	The Senior Partner of Hughes Hubbard & Reed LLP	•	Lead Independent Trustee Executive, Corporate Governance & Nominating (Chair)
Michael D. Fascitelli(2)	63	1996	Owner, MDF Capital LLC	•
Beatrice Hamza Bassey	48	2020	Group General Counsel, Chief Compliance Officer and Corporate Secretary of Atlas Mara Ltd.	•
William W. Helman IV	61	2019	General Partner of Greylock Partners	•	Compensation, Corporate Governance & Nominating
David M. Mandelbaum(2)	84	1979	A member of the law firm of Mandelbaum & Mandelbaum, P.C.; a general partner of Interstate Properties	•
Mandakini Puri	60	2016	Private equity consultant	•	Audit (Chair), Corporate Governance & Nominating
Daniel R. Tisch	68	2012	Managing Member of TowerView LLC	•	Audit, Compensation (Chair)
Richard R. West	82	1982	Dean Emeritus, Leonard N. Stern School of Business, New York University	•	Audit, Compensation
Russell B. Wight, Jr.(2)	80	1979	A general partner of Interstate Properties	•	Executive
(1)
Independent pursuant to the rules of the New York Stock Exchange (“NYSE”) as determined by the Board.

(2)
Beneficially owns in excess of 1% of our Shares.

6	VORNADO REALTY TRUST
2020 PROXY STATEMENT
Biographies of our Trustees
Steven Roth
Mr. Roth has been the Chairman of our Board of Trustees since May 1989 and Chairman of the Executive Committee of the Board since April 1980. From May 1989 until May 2009, Mr. Roth served as our Chief Executive Officer. Since April 15, 2013, Mr. Roth has again been serving in that position. Since 1968, he has been a general partner of Interstate Properties (an owner of shopping centers and investor in securities and partnerships, “Interstate”) and he currently serves as its Managing General Partner. He is the Chairman of the Board and Chief Executive Officer of our affiliate, Alexander’s, Inc. (a New York Stock Exchange-listed real estate investment trust 32.4% of which is owned by the Company). Since January 2015, Mr. Roth has been a member of the Board of Trustees of Urban Edge Properties (a New York Stock Exchange-listed real estate investment trust and the spin-off of the Company’s former shopping center business, “Urban Edge”). Since July 18, 2017, Mr. Roth has been the Chairman of the Board of Trustees of JBG SMITH Properties (a New York Stock Exchange-listed real estate investment trust and the spun-off successor to our former Washington D.C. business, “JBG SMITH”). Each of these other Boards upon which Mr. Roth serves is either a current affiliate of the Company or a company spun-off from Vornado. Our board believes the presence of Mr. Roth on each of these Boards is beneficial to the Company and/or the broadly overlapping shareholder base of the Company, Urban Edge, and JBG SMITH.
Candace K. Beinecke
Ms. Beinecke has served as Senior Partner or Chair of Hughes Hubbard & Reed LLP, a New York law firm, since 1999 and is a practicing partner in Hughes Hubbard’s Corporate Department. Ms. Beinecke serves as Chair of the Board of Arnhold & S. Bleichroeder Advisors LLC’s First Eagle Funds, Inc. (a U.S. public mutual fund family). Since September 2018, Ms. Beinecke has also served as a member of the Board of Directors of ViacomCBS (a New York Stock Exchange-listed U.S. media company) or its predecessor company, CBS Corporation.
Michael D. Fascitelli
Mr. Fascitelli has served as a member of our Board of Trustees since December 1996. Since June 2013, Mr. Fascitelli has been the owner and principal of MDF Capital LLC (a private investment firm). Since November 2017, Mr. Fascitelli has served as Co-Founder and Managing Partner of Imperial Companies (a private real estate company). Since December 2014, Mr. Fascitelli has served as Chair of the Investment Committee, Senior Advisor and Board Member of Quadro Partners Inc. (a private online real estate investment platform). Previously, Mr. Fascitelli served as our President from December 1996, and as our Chief Executive Officer from May 2009, until his resignation from both positions effective April 15, 2013. Since January 16, 2014, Mr. Fascitelli has served on the Board of Trustees of Invitation Homes Inc. (a New York Stock Exchange-listed residential real estate investment trust) or its predecessors. From 2015 to 2017, Mr. Fascitelli also served as a member of the Board of Commissioners of the Port Authority of New York and New Jersey. Since June 2018, Mr. Fascitelli has also served as a director of Sculptor Capital Management (formerly Och Ziff Capital Management Group LLC) (a New York Stock Exchange-listed, global, institutional, alternative asset manager).
Beatrice Hamza Bassey
Ms. Hamza Bassey has served as the Group General Counsel, Chief Compliance Officer and Corporate Secretary of Atlas Mara Ltd. (an African-focused banking group) since February 2015. In her capacity as such, she has served as a member of the boards of directors of a number of Atlas Mara Ltd.’s subsidiary or affiliated banks operating in Africa. From September 1998 until February 2015, Ms. Hamza Bassey was an attorney with Hughes Hubbard & Reed LLP where she served as a partner, a member of the firm’s Executive Committee and Chair of the Africa Practice. Ms. Hamza Bassey has served on the board of directors of International Game Technology PLC (a New York Stock Exchange-listed, a global gaming company) since March 2020.
William W. Helman IV
Mr. Helman is a general partner at Greylock Partners, a venture capital firm. He joined Greylock in 1984 and served as its managing partner from 1999 to 2013. Mr. Helman has been a member of the Board of Directors of the Ford Motor Company (a public company) since 2011 and serves on its finance committee, its nominating and governance committee and as chair of its sustainability and innovation committee.

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2020 PROXY STATEMENT
David M. Mandelbaum
Mr. Mandelbaum has been a member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1960. Since 1968, he has been a general partner of Interstate. Mr. Mandelbaum is also a director of Alexander’s.
Mandakini Puri
Ms. Puri has been an independent consultant since May 2013. From May 2011 until May 2013, she served as a Managing Director and Co-Head of BlackRock Private Equity, a private equity business affiliated with BlackRock, Inc. From April 2009 until April 2011, Ms. Puri served as a consultant to Bank of America/Merrill Lynch Global Private Equity and prior to that she co-founded and served as Chief Investment Officer of Merrill Lynch Global Private Equity. Ms. Puri has been a member of the Board of Directors of Alexander’s since March 2020. She was a member of the Board of Validus Holdings Ltd., a public insurance holding company until it was acquired in July 2018, where she served as Chair of the Executive and Compensation Committees. She is also a member of the Wharton School Graduate Executive Board. Ms. Puri has a Bachelor of Commerce degree from Delhi University and an MBA from the Wharton School at the University of Pennsylvania and is a member of the Indian Institute of Chartered Accountants.
Daniel R. Tisch
Mr. Tisch has been the Managing Member of TowerView LLC (a private investment partnership) since 2001. Mr. Tisch also serves as a member of the Board of Directors of Tejon Ranch Company (a New York Stock Exchange-listed real estate development and agribusiness company). Mr. Tisch is also a Board member and member of the Finance, Audit and Investment Committees of New York University.
Richard R. West
Dr. West is Dean Emeritus of the Leonard N. Stern School of Business at New York University. He was a professor there from September 1984 until September 1995 and Dean from September 1984 until August 1993. Prior thereto, Dr. West was Dean of the Amos Tuck School of Business Administration at Dartmouth College. Dr. West is also a director of Alexander’s.
Russell B. Wight, Jr.
Mr. Wight has been a general partner of Interstate since 1968. Mr. Wight is also a director of Alexander’s.
Relationships Among our Trustees
We are not aware of any family relationships among any of our Trustees or executive officers or persons nominated or chosen by us to become Trustees or executive officers.
Messrs. Roth, Wight and Mandelbaum each are general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in “Certain Relationships and Related Transactions— Transactions Involving Interstate Properties.”
Messrs. Roth, Wight and Mandelbaum and Ms. Puri are also directors of Alexander’s. As of the record date, the Company, together with Interstate and its general partners, beneficially owns approximately 59% of the outstanding common stock of Alexander’s.
For more information concerning Interstate, Alexander’s and other relationships involving our Trustees, see “Certain Relationships and Related Transactions.”

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2020 Proxy Statement
CORPORATE GOVERNANCE
OUR MISSION AND CULTURE
Our mission is to execute on the objectives and strategy that we set out in our Annual Report on Form 10-K.
Our goal, culture and intent are to do so in a manner that:
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adds value to the communities in which we operate;

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provides a rewarding, engaging and motivating environment for our employees; and

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accomplishes our mission the highest ethical standards and in a sustainable manner.

Governance Highlights
Regular Shareholder Engagement
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We, at least annually, meet in person, or over the telephone, with shareholders holding over 50% of our Shares.

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Ms. Candace Beinecke, our Lead Independent Trustee, has participated in many of these meetings or calls.

Strong, Independent, Diverse and Engaged Board
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In the past four years, we have added three new Trustees in replacement of three previous members of the Board. We are committed to a continuous process of Board refreshment. Currently, 30% of our Board members are persons who have joined the Board within the last four years.

•
We recently appointed Ms. Mandakini Puri to be Chair of our Audit Committee. Dr. Richard West, after many years as the Chair of our Audit Committee has stepped down from that role, but we have asked him to stay on the Audit Committee to provide for a smooth transition.

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90% of our Board is independent, with the only non-independent member being the current Chief Executive Officer.

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30% percent of our Board members are female and 20% are ethnically diverse.

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Our Board members are invested in our Company—they are required (within five years of election) to hold Company equity having a value of at least 5x their annual cash retainer. In fact, each of four of our Board members owns more than 1% of our Shares.

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We have a Lead Independent Trustee with significant authority and responsibility.

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Our Board is actively engaged in strategic, risk and management oversight and has robust strategic discussions at every regularly scheduled Board meeting.

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Our Board and Board Committees undertake a robust self-evaluation at least annually led by our Lead Independent Trustee.

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2020 Proxy Statement

•
Our Board actively monitors, oversees and participates in management succession planning. In 2019, the Board oversaw the promotion and hire of a new generation of leadership across all aspects of the Company’s operations with the creation, and filling, of the roles of President, Co-Heads of Real Estate and Head of Retail.

•
The diverse skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise of our longer-tenured Trustees, support in the oversight of Company business and strategy.

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Our Board directly, and through the Corporate Governance and Nominating Committee as set out in its Charter, actively monitors our sustainability initiatives and compliance with our ethical and social policies.

Strong Shareholder Rights
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We have a single class of Trustees, elected annually.

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We have adopted proxy access with a 3/3/20/20 market standard.

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Our shareholders may amend our Bylaws.

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We require a Trustee to tender his or her offer of resignation if he or she does not receive majority support.

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We recently enhanced our claw-back policy to also provide for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

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We have anti-hedging and anti-pledging policies.

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We do not have a poison pill.

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Our Declaration of Trust may be amended by approval of the Board of Trustees and a majority vote of our outstanding Shares other than with respect to limited provisions intended to protect our real estate investment trust tax status and the removal of Trustees.

Shareholder Engagement and Governance Changes
Over the past several years we have adopted a number of significant governance changes following outreach to our shareholders for their views. During each of the last six years, we met with or spoke to holders of more than 50% of our Shares. Based on that outreach, we believe the combination of actions we have taken present an overall governance structure responsive to our shareholders’ views. The changes implemented include:
•
We have added three new independent Trustees, Ms. Hamza Bassey, Mr. Helman and Ms. Puri.

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We have increased the diversity of our Board so that now 30% of our Board members are female and 20% are ethnically diverse.

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We have appointed a new Chair for our Audit Committee.

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We oversaw the promotion and hire of a new generation of management leadership.

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We amended our organizational documents to provide shareholders with the power to amend our Bylaws.

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We declassified our Board so that we now have a single class of Trustees elected annually.

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We adopted proxy access with a 3/3/20/20 market standard.

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We adopted anti-hedging and anti-pledging policies.

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We enhanced our claw-back policy to also provide for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

10	VORNADO REALTY TRUST
2020 Proxy Statement
•
We provided greater disclosure concerning our policy restricting political contributions and spending and strengthened the oversight by the Corporate Governance and Nominating Committee of our compliance with this policy.

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We made specific changes to our compensation program in response to shareholder input such as restoring our previously approved Outperformance Plan.

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We provided greater disclosure concerning our sustainability efforts with a report reviewed by independent auditors.

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We provided greater disclosure concerning our employee training and inclusion programs.

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We refreshed and renewed our anti-harassment policy.

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We amended our Corporate Governance and Nominating Committee Charter to formalize and strengthen the oversight by that Committee of environmental, social and governance matters.

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We added disclosure to our table of Board members to indicate which members beneficially own in excess of 1% of our Shares.

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We provided increased and tabular disclosure regarding our Trustee selection process and our current and desired Trustees skill sets.

NYSE-Listed
The common shares of the Company or its predecessor have been continuously listed on the NYSE since January 1962 and the Company is subject to the NYSE’s Corporate Governance Standards.
Our Corporate Governance Framework
Vornado is committed to effective corporate governance and high ethical standards. Our Board believes that these values are conducive to strong performance and creating long-term shareholder value. Our governance framework gives our highly experienced independent Trustees the structure necessary to provide oversight, advice and counsel to the Company. The Board of Trustees has adopted the following documents, which are available on our website (www.vno.com/governance/overview):
•
Audit Committee Charter

•
Compensation Committee Charter

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Corporate Governance and Nominating Committee Charter

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Corporate Governance Guidelines

•
Code of Business Conduct and Ethics

We will post any future changes to these documents to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our Trustees’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), are also available on our website. In addition, copies of these documents are available free of charge from the Company upon your written request. Requests should be sent to our investor relations department located at our principal executive office.
The Code of Business Conduct and Ethics applies to all of our Trustees, executive officers and other employees.

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2020 Proxy Statement
Corporate Governance at a Glance
Board Independence
•
Nine of 10 of our Trustees are independent.

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Our only non-independent Trustee is our current CEO, who has extensive and valuable experience with our Company.

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Our Board members generally have significant personal investments in our Company and engage in robust and open debates concerning all significant matters affecting our Company.

Board Composition
•
Currently the Board has fixed the number of Trustees at 10.

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The Board at least annually assesses its performance through Board and committee self-evaluation as well as an evaluation of each individual member.

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Our Trustees are highly experienced in their fields of endeavor and apply valuable and diverse skill sets to address our business and strategic needs.

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The Corporate Governance and Nominating Committee leads the full Board in considering Board competencies and refreshment and actively seeks new candidates to consider as Board members.

Board Committees
•
Our Board has four committees—Audit, Compensation, Corporate Governance and Nominating, and Executive.

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With the exception of the Executive Committee (our Chairman serves on this Committee), all other Committees are composed entirely of independent Trustees.

Leadership Structure
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Our Chairman is the CEO of our Company. He interacts closely with our independent Lead Trustee, who has powers and duties that reflect corporate governance best practices.

•
The independent Board members consider our Lead Trustee annually. Our Board re-appointed Ms. Candace K. Beinecke as Lead Trustee on February 12, 2020. Among other duties, our Lead Trustee chairs executive sessions of the independent Trustees at every regular Board meeting to discuss certain matters without management present and approves agenda items and materials sent to the Board. Furthermore, Ms. Beinecke works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.

•
The Board will consider whether an independent chairperson is appropriate at the time of the next CEO transition.

Risk Oversight
•
Our full Board is responsible for risk oversight, and has designated, and may in the future designate, committees to have particular oversight of certain key risks. Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. Our Board regularly has in-depth discussions concerning the Company’s strategies and risks where the Board actively questions and considers these topics.

Open Communication and Shareholder Engagement
•
We encourage open communication and strong working relationships among the Lead Trustee, the Chairs of our Board committees, our Chairman and our other Trustees.

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Our Trustees have access to, and regularly meet with, senior management and other employees.

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We actively seek input from our shareholders through our shareholder engagement programs; shareholders may also contact our Board, Lead Trustee or management through our website or by regular mail.

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We host quarterly earnings conference calls to which all shareholders have access.

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2020 Proxy Statement
Trustee Stock Ownership
•
Our Trustees are required to own (or acquire within a specified time-frame) Company equity having a value equal to at least five times their annual cash retainer.

Management Succession Planning
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Our Corporate Governance and Nominating Committee actively monitors our succession planning.

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Our Board regularly reviews senior management succession and development plans. Our Board regularly reviews future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. Our Board has adopted a formal CEO-succession plan and reviews that plan regularly.

•
In 2019, the Board oversaw the promotion and hire of a new generation of leadership by creating, and filling, of the roles of President, Co-Heads of Real Estate and Head of Retail.

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The Board reviews and discusses career development plans for individuals identified as high-potential candidates for senior leadership positions and the Board members interact with these candidates in formal and informal settings during the year.

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The Board recognizes that succession planning is a key component of the Company’s continued success. Pursuant to our Corporate Governance Guidelines, on at least an annual basis and typically more frequently, the Board, in full meetings and in its executive sessions, considers and reviews succession candidates for the CEO and other executive leadership positions for both near—and long-term planning. The Board reviews potential candidates for promotion in light of their performance, leadership qualities and ability to manage additional responsibilities. The Board also considers potential risks regarding the retention of the Company’s current executive officers and succession candidates, the timeline for implementing each succession plan, and the extent of disruption likely to be caused as a result of unplanned attrition. In addition, as part of its risk management process, the Board has developed an interim emergency succession plan.

Sustainability and Corporate Responsibility
•
Our Corporate Governance and Nominating Committee as well as our full Board actively monitor our programs and initiatives on sustainability, environmental matters, climate change and social responsibility and receive updates regularly.

•
Our Corporate Governance and Nominating Committee monitors our policy restricting political contributions and spending. Our policy strictly restricts political contributions or political spending on behalf of the Company subject to senior management approval and Corporate Governance and Nominating Committee oversight.

Board Independence
The Board has determined that Mses. Beinecke, Hamza Bassey and Puri and Messrs. Fascitelli, Helman, Mandelbaum, Tisch and Wight and Dr. West are independent Trustees under the Corporate Governance Standards of the NYSE, with the result that nine of our 10 Trustees standing for election are independent. The Board reached these conclusions after considering all applicable relationships between or among such Trustees and the Company or management of the Company. These relationships are described in the sections of this proxy statement entitled “Relationships Among Our Trustees” and “Certain Relationships and Related Transactions.” Among other factors considered by the Board in making its determinations regarding independence was the Board’s determination that these Trustees met all of the “bright-line” requirements of the NYSE’s Corporate Governance Standards as well as the categorical standards adopted by the Board as contained in our Corporate Governance Guidelines.
Approval of Related Party Transactions
Our Code of Business Conduct and Ethics include a policy for the review and approval of transactions involving the Company and related parties. Under the policy, “related parties” means our executive officers and Trustees, as well as any such person’s immediate family members. The policy also covers entities that are owned or controlled by related parties, or entities in or of which related parties have a substantial ownership interest or control. Under the policy, all related party transactions are submitted to the Board or an independent committee thereof for review and are subject to approval.

VORNADO REALTY TRUST	13
2020 Proxy Statement
Board Participation
Our Board is actively involved in strategic, risk and management oversight and regularly has in-depth discussions concerning the Company’s strategies and risks during which the Board actively questions and considers these topics. Our Board is involved in every strategic decision made by the Company, agendas are organized so that, at every regular meeting, strategic and business decisions receive the most prominent importance and our CEO regularly consults with Board members on these matters between meetings. Furthermore, the Board regularly meets with the Company’s most senior executive officers as well as the officers who directly report to the most senior executives. The Board believes a good working knowledge of these multiple levels of management aid it considerably in its important role of management oversight as well as with succession planning. Our Company relies upon the measured financial and strategic guidance, probing questions and judgment of our Board members.
Developing an Effective Board
Trustee Recruitment Process
Our Board believes that the Board should be comprised of members who encompass a broad range of skills, expertise, industry knowledge and diversity of opinion, experience, perspective and contacts relevant to our business. Our Board is deeply involved in the business and strategy of our Company and the great depth of experience and insight that our Board members bring to meetings continues to be invaluable. The Board has not established any minimum qualifications that must be met by Trustee candidates or any set of specific qualities or skills that it believes our Trustees must possess. The Corporate Governance and Nominating Committee and the Board believe that considering a Board candidate involves various objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance and Nominating Committee and the Board do consider the following characteristics, competencies, and attributes when considering candidates for inclusion on our Board.
Personal Characteristics
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Integrity and Accountability: High ethical standards, integrity and strength of character in his or her personal and professional dealings and a willingness to act on and be accountable for his or her decisions.

•
Informed Judgment: Demonstrate intelligence, wisdom and thoughtfulness in decision-making. Demonstrate a willingness to thoroughly discuss issues, ask questions, express reservations, and voice dissent.

•
Financial Literacy: An ability to read and understand financial statements, financial ratios and various other indices for evaluating the Company’s performance.

•
Mature Confidence: Assertive, responsible and supportive in dealing with others. Respect for others, openness to others’ opinions and the willingness to listen.

•
High Standards: History of achievements that reflect high standards for himself or herself and others.

Core competencies
•
Accounting and Finance: Experience in financial accounting and corporate finance, especially with respect to the industry in which our Company operates.

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2020 Proxy Statement
•
Business Judgment: Record of making good business decisions and evidence that he or she will act in good faith and in a manner that is in the best interests of our Company.

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Strategic Insight: Record of insight with respect to our industry and market and other trends and conditions and applying such insight to create value or limit risk.

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Management: Experience in corporate management. Understand management trends in general and in the areas in which we conduct our business.

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Crisis Response: Ability and time to perform during periods of both short-term and prolonged crisis.

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Industry: Specialized experience and skills in areas in which the Company conducts its business, including real estate, investments, capital markets and technology relevant to the Company.

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Local Markets: Experience in markets in which our Company operates.

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Leadership: Understand and possess leadership skills and have a history of motivating high-performing, talented managers.

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Strategy and Vision: Skills and capacity to provide strategic insight and direction by encouraging innovations, conceptualizing key trends, evaluating strategic decisions, and challenging our management to sharpen its vision.

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Environmental, Social and Governance: Experience in management and oversight of environmental, climate change, social and governance issues to be able to assist the Board in overseeing and advising management with regard to long-term value creation using a responsible, sustainable business plan.

Commitment to our Company
•
Time and Effort: Able and willing to commit the time and energy necessary to satisfy the requirements of Board and Board committee membership and service. Expected to attend and participate in all Board meetings and meetings of Board committees for which they are members. Encouraged to attend all annual meetings of shareholders. A willingness to rigorously prepare prior to each meeting and actively participate in the meeting. Willingness to make himself or herself available to management upon request to provide advice and counsel.

•
Awareness and Ongoing Education: Possess, or be willing to develop, a broad knowledge of both critical issues affecting our Company (including industry-, technology- and market-specific information), and Trustee’s roles and responsibilities (including the general legal principles that guide Board members).

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Other Commitments: In light of other existing commitments, the ability to perform adequately as a Trustee and a willingness to do so.

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Stock Ownership: Complies with the Company’s equity ownership requirements.

Team and Company considerations
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Balancing the Board: Contributes talent, skills and experience to the Board as a team to supplement existing resources and provide talent for future needs preferably as evidenced by a pattern of dealings with one or more current Board members.

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Diversity: Contributes to the Board in a way that can enhance perspective and judgment through diversity in gender, age, background, geographic origin, professional experience (public, private, and non-profit sectors) and other factors.

Nomination of a candidate should not be based solely on these listed factors.
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The following chart summarizes the competencies currently represented on our Board; the details of each of our Trustee’s competencies are included in each Trustee’s profile.

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2020 Proxy Statement
Competency/Attribute	Roth	Beinecke	Fascitelli	Hamza Bassey	Helman	Mandelbaum	Puri	Tisch	West	Wight
Operational	x	x	x	x		x		x		x
Public company experience	x	x	x	x	x	x	x	x	x	x
Industry expertise	x		x			x		x		x
Financial literacy	x	x	x	x	x	x	x	x	x	x
Experience over several business cycles	x	x	x	x	x	x	x	x	x	x
Capital markets expertise	x	x	x	x	x	x	x	x	x	x
Investment management	x	x	x	x	x	x	x	x	x	x
Risk/crisis management	x	x	x	x	x	x	x	x	x	x
Accounting expertise	x						x	x	x
Government/business conduct/legal	x	x	x	x		x	x		x	x
Environmental, social and governance	x	x	x	x	x
Board Leadership Structure
Our Board is deeply focused on our corporate governance practices. We value independent board oversight as an essential component of strong corporate performance to enhance shareholder value. All of our Trustees are independent, except our Chief Executive Officer. In addition, all of the members of our Board’s committees, except the Executive Committee, are independent.
Our Board of Trustees is responsible for selecting the Chairman of the Board and the CEO. The Board annually reviews its leadership structure. The Board has determined that the combined role of Chairman and CEO, alongside an active and independent Lead Trustee position, is currently the best structure for Vornado and its shareholders. In its review of our leadership structure, the Board considered the following:
•
Our current structure promotes clear lines of responsibility and accountability, while maintaining the Board’s independence from management.

•
Mr. Roth, our Chairman and CEO, is a well-seasoned leader with over 35 years of experience in building and leading our Company. He has effectively guided the Company through various real estate cycles and over a long period of increase in shareholder value. After considering the views expressed by our shareholders and other constituents, as well as the particular circumstances affecting the Company, the Board concluded he is the best person to serve as Chairman.

•
Mr. Roth fulfills his responsibilities in chairing an independent board through close interaction with our Lead Trustee, Ms. Beinecke.

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The power and authority of our Lead Trustee role was increased in 2015 and 2017 and the Lead Trustee works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors. See “Lead Trustee Role.”

•
The views expressed by shareholders through direct outreach and engagement.

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Our governance culture fosters open communication among the Lead Trustee, Chairman and other Trustees, which we believe is essential to developing an understanding of important issues, promoting appropriate oversight and encouraging frank discussion of key topics relevant to a complex and dynamic enterprise.

Lead Independent Trustee Role
A Lead Trustee is elected annually by the independent Trustees. We refer to this role as the Lead Trustee or the Lead Independent Trustee. Ms. Beinecke was first elected by our independent Trustees to serve as Lead Trustee

16	VORNADO REALTY TRUST
2020 Proxy Statement
for a one-year term on March 16, 2016, and was most recently re-elected on February 12, 2020. When making the selection, the independent Trustees considered the attributes desired in a Lead Trustee, including being an effective communicator, having the ability to provide leadership and encourage open dialogue, and having a relevant background and the ability to devote sufficient time and attention to the position.
Our Lead Trustee position has clearly defined duties and responsibilities, which are set forth in our Governance Guidelines. They include the following authorities and responsibilities:
•
preside at all meetings of the Board at which the Chairman is not present;

•
serve as liaison between the Chairman and the independent Trustees;

•
approve, in consultation with the Chairman:

◦
the schedule of Board meetings,

◦
Board meeting agenda items,

◦
materials sent in advance of Board meetings, including the quality, quantity, appropriateness and timeliness of such information;

•
ability to call meetings of the independent Trustees as necessary and appropriate;

•
participate in annual self-evaluations of the Board and its committees;

•
contribute to ongoing management succession and development planning;

•
participate in shareholder outreach, and be available for consultation and direct communication if requested by major shareholders; and

•
communicate shareholder feedback to the full Board.

As Lead Trustee, Ms. Beinecke works closely with Mr. Roth identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.
As both Lead Trustee and Chair of the Corporate Governance and Nominating committee, Ms. Beinecke has been actively involved in governance-related discussions with our shareholders. As Lead Trustee, Ms. Beinecke has worked closely with our Chairman, Mr. Roth, to develop Board meeting agenda items and ensure sufficient time allocation to these items and Ms. Beinecke has also facilitated robust discussions regarding long-term strategy and shareholder value creation and talent retention and development.
The strong working relationships among the Lead Trustee, Chairman and other Trustees are supported by a board governance culture that fosters open communications among the members, both during meetings and in the intervals between meetings. Open communication is important to develop an understanding of issues, promote appropriate oversight, and encourage the frank discussion of matters essential to leading a complex and dynamic enterprise.
Board Refreshment
Over the last four years, we have added three new independent Trustees, Ms. Hamza Bassey, Mr. Helman and Ms. Puri. We are committed to ongoing Board refreshment and will continue to actively pursue qualified, diverse candidates for election to our Board. Currently, 30% of our Board members are persons who have joined the Board within the last four years.
Committees of the Board of Trustees
The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. Other than the Executive Committee, each committee is comprised solely of independent Trustees.
The Board held 13 meetings during 2019. Each of our Trustees then in office attended at least 75% of the combined total of the meetings of the Board and all committees on which he or she served during 2019.
In addition to full meetings of the Board, our non-management Trustees met seven times in sessions without members of management present. Ms. Beinecke, as Lead Trustee, acted as presiding member during these

VORNADO REALTY TRUST	17
2020 Proxy Statement
non-management sessions. We do not have a formal policy with regard to Trustees’ attendance at the Annual Meetings of Shareholders. All of our Trustees serving at the time of our 2019 Annual Meeting of Shareholders were present at the meeting.
Audit Committee
The Audit Committee held eight meetings during 2019. During 2019, the members of the Audit Committee were Dr. West, as Chair, Ms. Puri and Mr. Tisch. On March 26, 2020, we appointed Ms. Mandakini Puri to be Chair of our Audit Committee. Dr. Richard West, after many years as the Chair of our Audit Committee has stepped down from that role, but we have asked him to stay on the Audit Committee to provide for a smooth transition.
The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements and responsibilities of the Audit Committee, among other matters. The Audit Committee Charter is available on our website (www.vno.com/governance/committee-charters). The Board has determined that all existing Audit Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy.
The Board has determined that each of Dr. West, Ms. Puri and Mr. Tisch is an “audit committee financial expert,” as defined by SEC Regulation S-K (and thus has three such experts serving on its Audit Committee) and that each of such persons also meets the NYSE standards for financial management expertise. The Board reached this conclusion based on the relevant experience of each of Dr. West, Ms. Puri and Mr. Tisch, including as described above under “Biographies of our Trustees.”
The Audit Committee’s purposes are to: (i) assist the Board in its oversight of  (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of our Annual Report on Form 10-K, reviewing our quarterly financial statements prior to the filing of each of our Quarterly Reports on Form 10-Q and annually auditing the effectiveness of internal control over financial reporting and other procedures. Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.vno.com/governance/confidential-board-contact).
Compensation Committee
The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting and administration of awards under the Company’s omnibus share plans. The committee, which held four meetings during 2019, consisted of the following members: Mr. Tisch, as Chair, Mr. Helman and Dr. West. Mr. Helman was appointed to the Compensation Committee upon his joining the Board on April, 3, 2019. Mr. Helman was appointed to the Compensation Committee to serve the vacancy left by the passing in 2019 of Mr. Michael Lynne. Each of Mr. Helman, Mr. Tisch and Dr. West had or have been determined by the Board to be independent. The Board has adopted a written Compensation Committee Charter which is available on our website (www.vno.com/governance/committee-charters).
Compensation decisions for our executive officers are made by the Compensation Committee. Decisions regarding compensation of other employees are made by our Chief Executive Officer or other senior managers and are subject to review and approval of the Compensation Committee. Compensation decisions for our Trustees are made by the Compensation Committee and/or the full Board.
The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary and/or other members of management. Compensation Committee meetings are attended from time to time by members of management at the invitation of the Compensation Committee. The Compensation Committee’s Chairman reports the committee’s determination of executive compensation to the Board. The Compensation Committee has authority under its charter to elect, retain and approve fees for, and to

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2020 Proxy Statement
terminate the engagement of, compensation consultants, special counsel or other experts or consultants as it deems appropriate to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid by us to outside consultants to ensure that such consultants maintain their objectivity and independence when rendering advice to the committee. The Compensation Committee may receive advice from compensation consultants, special counsel or other experts or consultants only after consideration of relevant factors related to their fees, services and potential conflicts of interests, as outlined in the Compensation Committee’s Charter.
The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (i) “Non-Employee Directors” for the purposes of SEC Rule 16b-3; and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, all members of the Compensation Committee meet these criteria.
See “Compensation Discussion and Analysis” below for a discussion of the role of executive officers in determining or recommending compensation for our executive officers. We have also included under “Compensation Discussion and Analysis” a discussion of the role of compensation consultants in determining or recommending the amount or form of executive or Trustee compensation.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee, which met once during 2019, currently consists of Ms. Beinecke, as Chair, and Mr. Helman and Ms. Puri as the two other members. Prior to April 3, 2019, the Committee consisted of Ms. Beinecke, as Chair, and Messrs. Mandelbaum and Wight who rotated off the Committee. During 2019, members of the Corporate Governance and Nominating Committee led several discussions of governance matters with the full Board. Further, in the past year Ms. Beinecke (and members of management) met in person or telephonically with several significant shareholders to discuss our governance practices. Each of Ms. Beinecke and Mr. Helman, and Ms. Puri have been determined by the Board to be independent. The Board has adopted a written Corporate Governance and Nominating Committee Charter, which is available on our website (www.vno.com/governance/committee-charters). The committee’s responsibilities include the selection of potential candidates for the Board and the development and review of our governance principles. It also reviews Trustee compensation and benefits, and oversees annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee selects and evaluates candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines and as are set forth below. The committee is then responsible for recommending to the Board a slate of candidates for Trustee positions for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Corporate Governance and Nominating Committee will consider shareholder recommendations for candidates for the Board sent to the Corporate Governance and Nominating Committee, c/o Alan J. Rice, Secretary, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019, and will evaluate any such recommendations using the criteria set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines.
In nominating Steven Roth for re-election at the 2020 Annual Meeting and assuming Mr. Roth were to be re-elected at all the boards on which he currently serves, the Corporate Governance and Nominating Committee (and later the full Board) considered that Mr. Roth would serve on boards of three public companies in addition to our Board. However, the Committee noted that one of those companies, Alexander’s, is an affiliate for which we manage its properties and the two other companies (JBG SMITH and Urban Edge) resulted from spinning business units out of our company and have a broadly overlapping shareholder base. The Corporate Governance and Nominating Committee and the full Board each determined that Mr. Roth’s service on these other Boards does not detract from his ability to represent, and devote time to, our company and such other Board service may in fact benefit our company. In particular, the Committee considered that:
•
Alexander’s is managed by the Company and Mr. Roth’s service on the Alexander’s Board is important to the performance of his duties to Vornado; and

•
Prior to the spinoffs, Mr. Roth served as the CEO of the businesses comprising Urban Edge and substantially comprising JBG Smith, both of which were fully integrated in Vornado. The spinoffs represented a significant

VORNADO REALTY TRUST	19
2020 Proxy Statement
reduction in Mr. Roth’s time devoted to these businesses. In the Committee’s view, Mr. Roth’s current service on the Boards of Urban Edge and JBG Smith provides industry knowledge that benefits Vornado and the Vornado shareholders who continue to own these companies.
The Committee will continue to assess the benefits of Mr. Roth’s service on these Boards.
Executive Committee
The Executive Committee possesses and may exercise certain powers of the Board in the direction of the management of the business and affairs of the Company. The Executive Committee consists of three members, Mr. Roth, Ms. Beinecke and Mr. Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2019.
The Board’s Role in Risk Oversight
While day-to-day risk management is primarily the responsibility of the Company’s senior management team, the Board of Trustees is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, environmental and climate change risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within our organization or in connection with other management-prepared presentations of risk to enable the Board (or committee, as applicable) to understand our risk identification, risk management and risk mitigation strategies. By “risk owner,” we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our guidelines and policies with respect to which our management assesses and manages the Company’s exposure to risk and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. In addition to the Board’s review of risks applicable to the Company generally, the Board conducts regular strategic and personnel reviews.
* * * * *
Persons wishing to contact the independent members of the Board should call (866) 537-4644. A recording of each phone call to this number will be sent to one independent member of the Audit Committee as well as to a member of management who may respond to any such call if the caller provides a return number. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.vno.com).

20	VORNADO REALTY TRUST

CORPORATE SOCIAL RESPONSIBILITY

We believe that sound corporate citizenship, governance and environmental principles are essential to our success. Our goal is to operate with the highest level of integrity and in a sustainable manner. We believe that an integrated approach to business strategy, corporate governance, sustainability and corporate citizenship provides for a better operating company, creates more attractive properties and creates long-term value. The following table highlights certain of our policies and initiatives in the area of corporate social responsibility.
Strong Ethical and Social Policies
•
We maintain a strong Code of Business Conduct and Ethics that applies to all our Trustees and employees.

•
We have adopted a refreshed and renewed anti-harassment policy. This policy prohibits hostility towards individuals in protected categories, prohibits sexual harassment in any form, details how to report harassment issues and prohibits retaliation.

•
We have recently enhanced our claw-back policy to also provide for potential claw-backs for violations of significant Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We have anti-hedging and anti-pledging policies.

•
Our policies and manuals prohibit bribes, money laundering and other corruption.

•
We strictly restrict conflicts of interest.

•
We strictly restrict political contributions on behalf of the Company and these are subject to the oversight of our Corporate Governance and Nominating Committee.

•
We have a policy restricting the receipt of gifts.

•
We have established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing.

•
We comply with the strictest rules regarding employing child labor, respecting human rights and not purchasing conflict minerals.

•
We require our vendors and their subcontractors to comply with our applicable policies.

•
We require our employees to be trained in, and to regularly review and acknowledge, our policies.

•
We have established reporting procedures, guidelines and hotlines to facilitate the reporting of violations of our policies.

•
We actively monitor and audit internal compliance with our policies with the oversight of the Corporate Governance and Nominating Committee and, ultimately, the full Board.

Employee Inclusion
•
We seek to maintain a working environment that is open, diverse and inclusive, and where our people feel valued, included and accountable.

•
We have a human capital management program where we provide extensive opportunities and programs for training to promote career and personal development for employees and to encourage innovation and engagement.

Leader in Sustainability Practices
•
We have received the Energy Star Partner of the Year Award with Sustained Excellence four times, most recently in 2019.

•
In every year since 2013, we have received the Global Real Estate Sustainability Benchmark Green Star Ranking, we were recognized as a sector leader in 2018, and we scored in the top 6% of over 950 responding companies in 2019.

VORNADO REALTY TRUST	21

•
We have received the Nareit Leader in the Light Award for every year since 2010.

•
We are one of the largest owners of LEED-certified properties in the United States.

Sustainability
We believe that our Company has been a leader in promoting sustainability practices. We regularly report to the Board on our sustainability programs and our Board plays an active role in the oversight of Vornado’s sustainability practices, recognizing that sustainability and energy efficiency are central to Vornado’s business strategy. In connection with our sustainability programs, we focus on:
•
Sustainable and efficient practices in the way we design, build, retrofit and maintain our portfolio of buildings. We believe that energy efficiency and resource conservation achieve the twofold benefit of controlling our operating expenses and reducing our impact on the environment.

•
Maintaining healthy indoor environments for our tenants and employees, and incorporating health and wellness into our design principles and operating standards.

•
Recognizing climate change as a material issue to our business, due to the risks that it may present to our assets. We assess opportunities to fortify our assets against these risks while mitigating our own contribution to climate change through reduction of our carbon footprint. We are assessing our Company’s exposure to climate change through analysis of the potential impact of various global warming scenarios. We further our impact on climate change mitigation through membership in business associations in our markets and support for climate change policy and regulation.

•
Smart infrastructure improvements, investing in sustainable technologies and employing best practices for building operations. We make investments in low-carbon technologies, including energy efficiency, retrofitting our buildings to rely on lower carbon sources of energy, smart building technology to optimize our energy demand, and exploratory opportunities in energy storage and renewable power.

•
Establishing partnerships with our tenants and communities.

•
Setting goals around our sustainability policies, and reporting on our progress and achievements in our annual sustainability report available on our website at www.vno.com/sustainability/overview.

Social Engagement
Our greatest and most scarce asset is our people. We strongly believe in training and retaining talented employees and having management at many levels engage with our Board.
Furthermore, a good relationship with the communities in which we operate is essential. We foster and encourage community engagement and volunteerism for all employees.

22	VORNADO REALTY TRUST

PRINCIPAL SECURITY HOLDERS
The following table lists the number of Shares and Units beneficially owned, as of March 16, 2020, by (i) each person who holds more than a 5% interest in the Company or our operating partnership, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), (ii) Trustees of the Company, (iii) the executive officers of the Company defined as “Named Executive Officers” in “Executive Compensation” below, and (iv) the Trustees and all current executive officers of the Company as a group. Unless otherwise specified, “Units” are Class A units of limited partnership interest of our Operating Partnership and other classes of units convertible into Class A units. The Company’s ownership of Units is not reflected in the table but is described in footnotes (1) and (2).
Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)(2)	Percent of All Shares(1)(2)(3)	Percent of All Shares and Units(1)(2)(4)
Named Executive Officers and Trustees
Steven Roth(5)(6)(7)(8)	(9)	9,527,087	4.96%	4.65%
David Mandelbaum(5)(8)(10)	(9)	8,964,613	4.69%	4.38%
Russell B. Wight, Jr.(5)(8)(11)	(9)	5,963,370	3.12%	2.92%
Michael D. Fascitelli(7)(8)(12)	(9)	2,231,790	1.17%	1.09%
Michael J. Franco(7)(8)	(9)	305,822	*	*
Joseph Macnow(7)(8)(13)	(9)	198,775	*	*
Glen J. Weiss(7)(8)	(9)	71,104	*	*
Daniel R. Tisch(8)(14)	(9)	66,941	*	*
Richard R. West(8)(15)	(9)	40,724	*	*
Candace K. Beinecke(8)	(9)	21,769	*	*
William W. Helman IV(8)	(9)	5,000	*	*
Mandakini Puri(8)	(9)	2,628	*	*
Haim H. Chera(8)	(9)	—	*	*
Beatrice Hamza Bassey(8)	(9)	—	*	*
All Trustees and current executive officers as a group (17 persons)(7)(8)	(9)	16,972,394	8.78%	8.28%
Other Beneficial Owners
The Vanguard Group, Inc.(16)	100 Vanguard Blvd Malvern, PA 19355	28,077,247	14.69%	13.73%
Norges Bank (The Central Bank of Norway)(17)	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	18,082,373	9.46%	8.84%
BlackRock, Inc.(18)	55 East 52nd Street New York, NY 10055	15,655,193	8.19%	7.65%
State Street Corporation(19)	One Lincoln Street Boston, MA 02111	11,161,993	5.84%	5.46%
JPMorgan Chase & Co.(20)	270 Park Avenue New York, NY 10017	9,786,038	5.12%	4.78%
*
Less than 1%.

VORNADO REALTY TRUST	23

(1)
Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 191,103,928 Shares and 13,426,822 Units (other than Units held by the Company) outstanding as of March 16, 2020.

(2)
In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 93% of the Units of, the Operating Partnership as of March 16, 2020 (one Unit for each Share outstanding). Generally, any time after one year from the date of issuance (or two years in the case of certain holders), holders of Units (other than the Company) have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Unit redeemed or, at the option of the Company, cash or one Share for each Unit tendered, subject to customary anti-dilution provisions (the “Unit Redemption Right”). Holders of Units may be able to sell publicly Shares received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company or otherwise pursuant to applicable securities laws and rules. The Company has filed registration statements with the SEC to register the issuance or resale of certain of the Shares issuable upon the exercise of the Unit Redemption Right.

(3)
The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of other Company or Operating Partnership securities for or into Shares) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4)
The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of Company or Operating Partnership securities for or into Shares or Units) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(5)
Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are, directly or indirectly, the three general partners, owns 5,503,548 Shares. These Shares are included in the total Shares and the percentage of class for each of them. Messrs. Roth, Wight and Mandelbaum share voting power and investment power with respect to these Shares.

(6)
Includes 3,873 Shares owned by the Daryl and Steven Roth Foundation over which Mr. Roth holds sole voting power and sole investment power. Does not include 37,299 Shares owned by Mr. Roth’s spouse, as to which Mr. Roth disclaims any beneficial interest.

(7)
The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to the vesting of options: Steven Roth—193,451; Michael D. Fascitelli—193,451; Michael J. Franco—83,309; Joseph Macnow—32,238; Glen Weiss—8,888; and all Trustees and executive officers as a group—549,199.

(8)
The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested and redeemable restricted units (as described below) as indicated: Steven Roth—49,797; David Mandelbaum—12,227; Russell B. Wight, Jr.—12,227; Michael D. Fascitelli—7,889; Michael J. Franco—24,246; Joseph Macnow—20,916; Glen J. Weiss—1,489; Daniel R. Tisch—11,941; Richard R. West—11,619; Candace K. Beinecke—14,768; William W. Helman IV—0; Mandakini Puri—2,628; Haim H. Chera—0; Beatrice Hamza Bassey—0; and all Trustees and executive officers as a group—201,924. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested or unredeemable restricted units as indicated: Steven Roth—252,865; David Mandelbaum—3,956; Russell B. Wight, Jr.—3,956; Michael D. Fascitelli—3,956; Michael J. Franco—231,068; Joseph Macnow—105,241; Glen J. Weiss—116,549; Daniel R. Tisch—3,956; Richard R. West—3,956; Candace K. Beinecke—3,956; William W. Helman IV—6,341; Mandakini Puri—6,645; Haim H. Chera—375,607; Beatrice Hamza Bassey—0; and all Trustees and executive officers as a group—1,429,589. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Outperformance Plan Units (“OPP Units”) as indicated: Steven Roth—238,257; Michael J. Franco—74,455; Joseph Macnow—52,119; Glen J. Weiss—8,434; and all Trustees and executive officers as a group—461,057. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Appreciation Only Long-Term Incentive Plan Units as indicated: Steven Roth—265,824; Michael J. Franco—83,072; Joseph Macnow—58,150; Glen J. Weiss—43,246; and all Trustees and executive officers as a group—610,067.

(9)
The address of each of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

(10)
Of these Shares, 2,909,252 are held in a partnership of which the general partner is Mr. Mandelbaum and the limited partners are Mr. Mandelbaum and trusts for the benefit of Mr. Mandelbaum and his issue. In addition, 122,002 of these Shares are held in trusts for the benefit of Mr. Mandelbaum’s grandchildren.

(11)
Includes 31,907 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 20,575 Shares owned by the spouse and children of Mr. Wight as to which Mr. Wight disclaims any beneficial interest.

(12)
The number of Shares beneficially owned by Mr. Fascitelli includes 672,334 Shares held in a grantor annuity trust, 67,537 Shares held by a limited partnership and 105,191 Shares held in a limited liability company and does not include 3,150 Shares owned by his children as to which Mr. Fascitelli disclaims any beneficial interest.

(13)
Excludes 3,128 Shares held by Mr. Macnow’s spouse.

(14)
50,000 of these Shares are held through a foundation. Mr. Tisch maintains the right to control the vote and disposition of these Shares, but disclaims any pecuniary interest therein.

(15)
Dr. West and his wife own 3,231 of these Shares jointly. Also included are 1,953 Shares that may be acquired upon conversion of 1,000 Series A preferred shares of beneficial interest owned by Dr. West.

24	VORNADO REALTY TRUST

(16)
According to an amendment to Schedule 13G filed on February 11, 2020.

(17)
According to an amendment to Schedule 13G filed on February 11, 2020.

(18)
According to an amendment to Schedule 13G filed on February 6, 2020.

(19)
According to an amendment to Schedule 13G filed on February 14, 2020.

(20)
According to an amendment to Schedule 13G filed on January 21, 2020.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our Trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, certain classes of our equity securities with the SEC. Such Trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.
Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that the only filing deficiencies under Section 16(a) by our Trustees, executive officers and 10% shareholders in the year ended December 31, 2019 (or in 2020, prior to the mailing of this proxy statement) were one late filing in 2019 by Mr. Glen Weiss with regard to a transaction reported on a Form 4 and one late filing in 2020 by Mr. William W. Helman IV with regard to a transaction reported on a Form 4.

VORNADO REALTY TRUST	25
2020 PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary
Key Compensation Highlights
Shareholder Engagement and Board Responsiveness
✓
Robust shareholder engagement, with participation by our Lead Independent Trustee, seeking input on our executive compensation program

✓
Continued in-depth review of our compensation program, led by the Compensation Committee, with input from shareholders and our independent compensation consultant

Changes for 2020 and Beyond
✓
Implemented changes to our 2020 executive compensation program for 2019 performance, including modifying our long-term incentive to re-introduce the Outperformance Plan (OPP) Awards, and enhancing our claw-back policy

✓
Made a reasonable increase to the bonus pool under our annual incentive program for 2020, subject to threshold performance, to account for the three additional executives eligible to receive bonuses under the plan; bonus pool will be reduced as appropriate based on future reduction in the size of the executive team

Substantial Performance-Based and At-Risk Components
✓
Pay-for-performance philosophy, including 98% of CEO’s and 71% of other previously-serving NEOs’ compensation in the form of equity with actual value tied to Vornado’s Share price performance

✓
Significant portion of long-term compensation in the form of performance-based equity that requires the achievement of significant performance hurdles to have any value

✓
Realized pay outcomes demonstrate the strong pay-for-performance alignment within our program

✓
Our annual bonus plan has a formula-driven cap and we disclose goals and results

✓
Metrics in our compensation program continue to align with the most important business metrics that drive value creation: FFO, NOI, and Total Shareholder Return (“TSR”)

Shareholder Friendly Compensation Programs
✓
CEO required to hold equity having a value of at least 6x salary and other NEOs must hold equity with a value of at least 3x salary

✓
Maintain a cap on incentive compensation payouts

✓
Double-trigger equity acceleration upon a change of control

✓
No excessive retirement benefits or retirement plan (other than a 401(k))

✓
No excessive perquisites or benefits

✓
Anti-hedging and anti-pledging policies; our anti-hedging policy applies to Trustees and executive officers and covers hedging their ownership in Shares, including by trading in options, puts, calls, or other derivative instruments related to Shares

✓
No tax gross-ups

✓
No dividends or distributions on unearned equity awards subject to performance-based vesting (other than limited distributions on operating partnership awards for tax purposes)

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2020 PROXY STATEMENT
Approach of this Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or “CD&A,” describes our executive compensation program for 2019, including certain elements of our 2020 program and the executive pay philosophy used by our Compensation Committee to make decisions.
We use our program to attract, retain and appropriately reward our senior executive team. This CD&A explains how the Compensation Committee made 2019 compensation decisions for the following named executive officers (the “Named Executive Officers” or “NEOs”):
•
Steven Roth, Chairman and Chief Executive Officer (our “CEO”)

•
Joseph Macnow, Chief Financial Officer and Chief Administrative Officer

•
Michael J. Franco, President

•
Haim H. Chera, Executive Vice President—Head of Retail

•
Glen J. Weiss, Executive Vice President—Office Leasing, Co-Head of Real Estate

Under SEC rules and regulations, the “Summary Compensation Table” must disclose the salary paid and cash bonus earned during that year. That table also shows all equity-based awards in the year granted, even if that year is different than the year for which a grant was earned. Because the equity we grant is awarded for performance in the prior year, the SEC’s approach requires that we disclose our equity awards for 2018 performance as 2019 compensation in the Summary Compensation Table. In other words, we grant annual incentive equity retrospectively—in the first quarter of a new year for the actual performance in the most recently completed year. To more accurately present our compensation information in line with how our decisions are actually made (as described in more detail under “—Comparison of 2017-2019 Direct/Realizable Compensation”), the following discusses both the annual incentive paid for a year and the equity granted following that applicable year after performance has been assessed. We also present (under “—Realized Compensation Table”), the actual compensation received for 2019, 2018, and 2017. We believe realized compensation is helpful in evaluating the effectiveness of our compensation program.
Recent Management Changes; 2019 Promotions, New Hire and Promotion and Inducement Grants
In April 2019, we announced a number of generational leadership changes, including four promotions (“Promotions”) and one new-hire (“New Hire”):
1.
Michael J. Franco (age 51), previously our Executive Vice President—Chief Investment Officer, was promoted to serve as our President;

2.
David R. Greenbaum (age 68), previously our President—New York Division, was promoted to serve as our Vice Chairman;

3.
Glen J. Weiss (age 50), our Executive Vice President—Office Leasing, was appointed to the additional position of Co-Head of Real Estate;

4.
Barry S. Langer (age 41), our Executive Vice President—Development, was appointed to the additional position of Co-Head of Real Estate; and

5.
Haim H. Chera (age 50), was hired as our new Executive Vice President—Head of Retail.

Three of these individuals (Messrs. Franco, Weiss and Chera) are designated as NEOs for purposes of our CD&A and these five individuals listed above, together with Messrs. Roth and Macnow, comprise our senior management team (and to whom we refer in this Proxy Statement as the “Senior Executives”). We believe that the Promotions and the New Hire to be important steps in establishing a firm path for management succession and to have attracted a world-class retail talent to run our important street retail and train station retail business. We strongly believe that the ability of this younger generation to step into their new roles while existing senior management continues to be serving the Company provides this younger generation with a strong and smooth transition.
Our Board, directly and through, and our Corporation Governance and Nominating Committee and/or Compensation Committee:
•
reviewed and considered the strategic and business implications of the Promotions and the New Hire and alternative approaches;

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2020 PROXY STATEMENT
•
reviewed and considered the need and desirability of the Promotions and the New Hire in light of strategic and business needs;

•
interviewed each of the candidates for promotion and hire;

•
considered alternative candidates and structures; and

•
considered the appropriateness and need for the compensation of the Promotions and the New Hire.

After careful consideration, we made one-time promotion grants to Messrs. Franco, Weiss and Langer of $5,000,000 in restricted units that vest in one lump-sum on June 10, 2023. These grants are referred to as the “Promotion Grants.”
Also after careful consideration, in connection with the New Hire and as an inducement to attract Mr. Chera from his family business, we made a one-time inducement grant of  $25,500,000 to Mr. Chera in restricted units with the award vesting 20% at grant, 40% on June 10, 2022 and 40% on June 10, 2023. This grant is referred to as the “Inducement Grant.”
Our Compensation Committee and our full Board viewed the Promotion Grants and the Inducement Grant as an important step in directly aligning this younger generation of leadership’s interests with those of our shareholders. The Board structured the vesting conditions to be an important inducement for this younger generation of talent to continue to stay and grow with the Company and successfully execute against Vornado’s long-term strategy.
As the Promotion Grants and Inducement Grant are one-time and unique from our normal compensation arrangements, in certain of our presentations and discussions of compensation, we may exclude those grants. In addition, as those promoted or hired were not NEOs in prior years, in certain year-to-year comparisons of NEO compensation, we have excluded them and refer only to the compensation of Messrs. Roth, Franco and Macnow who we refer to as our “Same Store NEOs.”
Our Board and CEO are thrilled with the talent we have been able to retain and attract through these Promotions and the New Hire and believe we have established a solid framework for future Company growth.
In addition, as a result of the Promotions and New Hire, our Compensation Committee made a reasonable increase to the bonus pool under the annual, short-term incentive program, subject to threshold performance, to account for the additional persons eligible to receive bonuses under the plan. This change was previously disclosed and discussed with shareholders representing about 55% of our outstanding Shares, who understood the rationale of the increase. Upon any decrease in the number of Senior Executives eligible to participate in the bonus pool, our Compensation Committee will consider reducing the size of the pool.
Shareholder Engagement and Board Responsiveness
In response to the vote outcome of our 2019 say-on-pay proposal, which received support from 65% of votes cast, we undertook an extensive engagement effort to obtain shareholder feedback on our compensation program, with the aim of making meaningful changes. Since our 2019 annual meeting, we reached out to shareholders representing more than 70% of our outstanding shares and had conversations with 55%, including many who voted against our say-on-pay proposal. Our Lead Independent Trustee participated in 73% of these conversations.

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In direct response to the feedback we received, our Compensation Committee implemented changes to our executive compensation program for 2020, which are discussed in detail in this CD&A.
The following table summarizes key topics discussed with shareholders during our most recent engagement, the feedback we received and the actions taken in response for 2020:
	Shareholder Feedback	Vornado’s Response
Annual Incentive Awards	• Understood the rationale for increasing the bonus pool under the annual incentive program to account for three newly-eligible executives under the program, and requested additional disclosure
•
Provided or enhanced our disclosure on compensation decisions related to executive promotions and new executive hire

•
Bonus pool will be reduced, as appropriate, based on future reduction in the size of the executive team

Performance-Based, Long-Term Incentive Awards
•
Concerns with the change from OPP awards to Performance-Conditioned AO LTIPs last year

•
Investors broadly supported changing the equity awards granted for 2019 to better align pay with performance

• Modified our long-term incentive to re-introduce the OPP awards • OPP awards require significant and sustained outperformance over a three-year period for awards to have value
Disclosure
•
Shareholders encouraged enhanced CD&A disclosure, including:

•
Board’s rationale for the grants made in connection with the leadership changes

•
Were supportive of direct/realizable vs. realized pay disclosure and shareholder alignment

•
Board’s response to the 2019 say-on-pay vote outcome

•
Enhanced disclosure around management succession process and recent actions taken by the Board

•
Continue disclosure showing total realized pay relative to direct/realizable pay to showcase the strong alignment of pay with performance

•
Enhanced disclosure related to how the Compensation Committee aligns pay with performance through program design

Practices	• Emphasized the importance of updating executive claw-back policies to include codes of conduct in addition to financial misdeeds	• Enhanced claw-back policy to include violations of significant Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit

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Commitment to Compensation Enhancements and Program Revamp
We made progress with the design of our 2019 compensation program and will continue to do so, based on feedback from our continuing dialogue with shareholders. In doing so, we will continue to maintain a compensation program that encourages long-term focus with pay outcomes that are at-risk and aligned with performance.
2019 Business Highlights
In 2019, we continued our long track record of delivering value to shareholders. We executed on our goals, accomplishing the following strategic initiatives and achieving the following results. These factors were among those considered in the compensation decision process, as discussed more fully in this Compensation Discussion & Analysis:
•
Net income for the year ended December 31, 2019 was $16.21 per diluted share, compared to $2.01 per diluted share for 2018.

•
Total Funds From Operations (“FFO”) for the year ended December 31, 2019 was $5.25 per diluted share, compared to $3.82 per diluted share for 2018. FFO, as adjusted for the year ended December 31, 2019 was $3.49 per diluted share, compared to $3.73 per diluted share for 2018. The reduction in FFO, as adjusted per diluted share is entirely attributable to the asset sales described below. FFO and FFO, as adjusted, are non-GAAP measures defined in Annex A to this Proxy Statement.

•
Company-wide 2019 cash basis “same store” Net Operating Income (“NOI”) increased 3.6%. NOI is a non-GAAP measure defined in Annex A to this Proxy Statement.

•
Leasing activity for the year, across the entire business, totaled 1.7 million square feet in 215 leases, with mark-to-market increases of 14.0% GAAP and 8.8% cash.

•
At December 31, 2019, overall occupancy was 96.5%.

•
On April 18, 2019, we transferred a 48.5% common interest in a joint venture of our seven upper Fifth Avenue and Times Square retail properties to a group of institutional investors for net cash proceeds of  $1.179 billion. We retained the remaining 51.5% common interest and an aggregate of  $1.828 billion of preferred equity interests in certain of the properties. The transaction valued the properties at $5.556 billion (a 4.5% cap rate) resulting in a financial statement net gain of  $2.571 billion. On December 18, 2019 we declared a $1.95 per share special dividend resulting from the transaction which was paid to shareholders on January 15, 2020.

•
In addition to the Fifth Avenue and Times Square retail properties transfer, we completed the following sale transactions during 2019:

◦
$1.61 billion net proceeds from the sale of 54 condominium units at our 220 Central Park South luxury residential condominium development project resulting in a financial statement net gain of  $604 million;

◦
$168 million sale of all of our common shares of Lexington Realty Trust;

◦
$109 million sale of all of our partnership units of Urban Edge Properties;

◦
$100 million sale of our 25% interest in 330 Madison Avenue; and

◦
$50 million sale of 3040 M Street.

•
In 2019, we completed $5 billion of financings in 13 transactions.

•
Sustainability – in 2019, we were designated Energy Star Partner of the Year for the seventh time; we received the NAREIT Leader in the Light Award for the tenth year in a row and were a top performer among all global real estate sustainability benchmark respondents. We were cited as the industry model with our innovative approach to having our ESG Report examined by a third party and furnishing it to the SEC.

•
Lastly, and perhaps most importantly, we advanced the redevelopment of the Penn District, positioning our Company to capitalize on the enormous opportunity we have on the West Side of Manhattan. Our redevelopments are now in full construction mode and we have made very substantial progress in leasing these assets.

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Executive Compensation Philosophy
Our compensation program is based on a pay-for-performance philosophy and is designed to incentivize executives to achieve financial and strategic goals that are aligned with the Company’s long-term business strategy and the creation of sustained, long-term value for our shareholders.
The objectives of the program include:
RETAIN a highly-experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
ATTRACT other highly-qualified executives to strengthen that team as needed.
MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.
ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.
The following shows the pay mix for our CEO. 98% of his total direct/realizable 2019 compensation is variable and subject to Company performance. For our 2020 performance-based equity award (granted for 2019 performance), we re-introduced OPP awards with three-year performance periods.

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Compensation Outcomes Demonstrate Performance-Based and At-Risk Nature of Our Compensation Programs
Our executive compensation program is designed so that the actual realized compensation closely aligns with Share performance. Total direct/realizable compensation for our CEO has remained flat in each of the last three years and his realized compensation is significantly lower than total direct/realizable compensation in each year. Long-term equity awards for the three-year performance periods were not earned and no payouts were made in 2017, 2018 or 2019, demonstrating the at-risk nature of our performance-based program and the alignment of our program with the interests of shareholders.

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Compensation Components
Our Named Executive Officers’ compensation currently has three primary components:
•
annual base salary, which includes cash payments or equity in lieu thereof;

•
annual incentive award, which includes cash payments and/or equity in lieu thereof; and

•
long-term equity incentive, which includes restricted units and long-term incentive performance awards.

The overall compensation levels and allocation among these components are determined annually by our Compensation Committee considering the Company’s performance during the year and a review of the competitive market for executive talent. Historically, most of the total compensation for our CEO has been in long-term equity awards. These longer-term, equity-based awards reflect the Compensation Committee’s desire to directly align management and shareholder interests and to provide incentives to successfully implement our long-term strategic objectives.
The compensation program for management is described in the table below. Importantly, each component of compensation is subject to a cap.
PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Base Salary	Cash
Objective: To provide appropriate fixed compensation that will promote executive retention and recruitment
Key Features/Actions:
•
Fixed Compensation

•
No more than $1,000,000 in salary

•
Same Store NEO base salaries remain unchanged since 2008

Annual Incentive Awards	Short-Term Variable Incentive Cash and/or Restricted Equity
Objective: To reward the achievement of financial and operating objectives based on the Compensation Committee’s quantitative and qualitative assessment of the executive’s contributions. All or a portion of earned annual awards are typically in restricted equity to further align executive’s interests with shareholders.
Key Features/Actions:
•
Variable, short-term compensation awards

•
Aggregate pool only funded upon the achievement of a threshold level of FFO, as adjusted, a key operating metric in the REIT industry

•
Aggregate pool capped at 1.75% of FFO, as adjusted

•
Allocated based on objective and subjective Company, business unit and individual performance

•
Committee can decide to pay out less than the full amount of the funded pool

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PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Annual Restricted Equity Grants	Long-Term Variable Incentive Equity
Objective: To align executive and shareholder interests, promote retention with multi-year vesting and provide stable long-term compensation.
Key Features/Actions:
•
Aligns executive and shareholder interests

•
Vest ratably over four years

•
Subject to a two-year holding period (regardless of vesting) and a “book-up” event (typically an increase in Share price) to have value

Outperformance Plan (awarded in 2020 for 2019 performance and 2018 for 2017 performance)	Long-Term Variable Incentive At-Risk Equity
Objective: To enhance the pay-for-performance structure and shareholder alignment, while motivating and rewarding senior management for superior and sustained TSR performance based on rigorous absolute and relative hurdles.
Key Features/Actions:
•
Only provides value to our executives upon the creation of meaningful shareholder value above specified hurdles over a three-year performance period

•
Subject to a maximum plan value of  $35 million (for grants in 2020)

•
Under the Absolute TSR component, the Company must achieve a return in excess of 21% (or 7% per annum) for OPP Units to earn any value

•
Under the Relative TSR Component, the Company must achieve a return above an applicable industry index or indices (the “Index”) for OPP Units to earn any value. OPP Units awarded in 2020 used the SNL US Office REIT Index (80%) and the SNL US Retail REIT Index (20%).

•
Under the Relative TSR Component, to the extent the Company underperforms the Index by more than 600 basis points (or 200 basis points per annum), the Absolute TSR Component payout, if any, is reduced with a maximum payout of 50%

•
The Relative TSR Component value is reduced if the Absolute TSR is below 3% per annum with a maximum payout of 50% of the awards if the Absolute TSR is less than 0%

•
Earned payouts are subject to two years of additional time-based vesting and an additional one year holding period following vesting

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PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Performance Conditioned AO LTIP (for Senior Executives) (awarded in 2019 for 2018 performance)	Long-Term Variable Incentive At-Risk Equity
Performance Conditioned Appreciation-Only Long-Term Incentive Plan Units (“Performance Conditioned AO LTIP Units”) require the achievement of certain performance conditions by a specified date or they are forfeited. The performance condition for units granted in 2019 is that, prior to the fourth anniversary of grant, the Company’s Shares must trade (for each of 20 consecutive trading days) at a price at least equal to 110% of the price on the date of grant. If the performance conditions are not met, the awards are forfeited. If the performance conditions are met, once vested, the awards may be converted into Class A common units of Vornado Realty L.P. in the same manner as other AO LTIP units until 10 years from the date of grant.
Objective: Designed to (1) enhance our pay-for-performance structure by requiring a meaningful and sustained Share price increase before awards have value and (2) motivating and rewarding Senior Executives for superior Share price performance
Key Features/Actions:
•
Enhances pay-for-performance structure and shareholder alignment

•
Motivates and rewards only in instance of superior Share price performance

•
Awards only have value if there has been a specified increase in the Company’s Share price over a defined and limited period

•
Vest ratably over four years

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PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
AO LTIP (for executives other than Senior Executives)	Long-Term Variable Incentive At-Risk Equity
Appreciation-Only Long-Term Incentive Plan Units (“AO LTIP Units”) are grants of interests in Vornado Realty L.P. intended to replicate the non-tax economic characteristics of option grants. Units are awarded with a strike price not less than the Share price at grant and are convertible into Class A common units of Vornado Realty L.P. with a value equal to the excess of the Share price on the date of conversion over the strike price. Awards of AO LTIP Units have been made to executives other than NEOs. No Same Store NEOs have received awards of AO LTIP Units. Of our NEOs, only Mr. Weiss received grants of AO LTIPs and he received them prior to his promotion.
Objective: Designed to (1) enhance our pay-for-performance structure and (2) Motivating and rewarding management for increases in Share price
Key Features/Actions:
•
Awards only have value upon conversion to the extent of an increase in the Share price

•
Vest ratably over four years

•
Convertible into Class A Units of Vornado Realty L.P. for up to 10 years

Pay Mix
We believe that the executive team’s compensation should be tied to Company goals. 98% of the Chief Executive Officer’s 2019 compensation and 77% of the other NEOs’ compensation is tied to performance. About 44% of our Chief Executive Officer’s 2019 compensation and 26% of the other NEOs’ compensation are dependent on the achievement of objective performance criteria. The charts below reflect the pay mix of our CEO and other NEOs (other than the Promotion Grants and Inducement Grant referred to below).

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How Pay Aligns with Performance
2019 Performance Metrics Considered
For 2019 compensation, among the factors considered, both objectively and subjectively, were the changes, as adjusted in the Company’s and the applicable division’s results during the year (NOI at share, FFO and FFO, as adjusted), our TSR for the year, and the factors mentioned below. Increases or decreases in pay and allocations for 2019, 2018, and 2017 of various compensation elements to our Named Executive Officers were based, in part, upon these factors. “NOI” (or Net Operating Income) means total revenues less operating expenses. “FFO” means funds from operations as defined by the Nareit. “FFO, as adjusted,” means FFO as adjusted to exclude non-comparable gains and losses, impairments and non-real estate-related items. Each of these metrics are presented in our regular annual and quarterly reports with reconciliations to the most comparable metric presented in accordance with Generally Accepted Accounting Principles applicable in the United States (“GAAP”). Although they are non-GAAP metrics, we use them in making compensation decisions because they facilitate meaningful comparisons in operating performance between periods and among our peers. TSR means our total shareholder return (including dividends) for a given period.
Key Year-Over-Year Comparisons
Our TSR for 2019 was 12.0% while that of the FTSE Nareit Office Index (“Office REIT”) was 31.4%. For 2019, we have kept flat or decreased each of our Same Store NEO’s base and total direct/realizable compensation as reflected in the “Direct/Realizable Compensation Table.” In addition, as shown in the “Realized Compensation Table,” in 2019 our CEO’s total realized compensation was 56.1% of his total direct/realizable compensation reflecting alignment with shareholder returns. The same is the case for our other Same Store NEOs where the average of the total realized compensation was 81.8% of the average of their total direct/realizable compensation.
Key Considerations
We operate in a highly competitive commercial real estate industry where we actively compete for business opportunities and executive talent. In determining compensation levels for 2019, our Compensation Committee did not weight any one factor, but sought to find a balance among (i) appropriately rewarding the significant operational achievements during the year, (ii) maintaining total compensation levels in line with the competitive market and at a level adequate to address our recruitment and retention needs and (iii) maintaining a balanced program to foster alignment of management and shareholder interests consistent with evolving market “best practices” as well as views of our shareholders.
How We Determine Executive Compensation
Our Compensation Committee, comprised solely of independent Trustees, determines compensation for our Named Executive Officers and other Senior Executives. Our Compensation Committee exercises independent judgment on executive compensation and administers our equity incentive programs, including reviewing and approving equity grants under our 2019 Omnibus Share Plan and its predecessor, our 2010 Omnibus Share Plan (each as may be, or may have been amended, the “Omnibus Plan”). Our Compensation Committee operates under a written charter adopted by the Board, which is available on our website (www.vno.com/governance/committee-charters).
We make our compensation decisions in the first quarter of a year. These decisions cover the prior year’s performance and contributions. In addition, in the first quarter of a fiscal year, we establish that year’s performance threshold for our short-term annual incentive program.
Our decisions are based primarily upon our assessment of each executive’s leadership, operational performance and potential to enhance long-term shareholder value. For our CEO, this assessment is made by the Compensation Committee. For our other Named Executive Officers, this assessment is initially made by our CEO subject to the review and approval of the Compensation Committee. Our annual, short-term incentive program provides for a minimum performance threshold for, and a cap on, a bonus pool for annual incentive awards to our senior executive team. Key factors we consider when making compensation decisions include: actual performance compared to the financial, operational and strategic goals established for the Company or the executive’s operating division; the nature, scope and level of responsibilities; contribution to the Company’s financial results, particularly on metrics such as NOI at share, FFO, FFO, as adjusted, and TSR for the year; and contribution to the Company’s

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commitment to corporate responsibility, including success in creating a culture of unyielding integrity and compliance with applicable laws and our ethics policies. These factors may be considered on an absolute and/or relative basis with respect to other companies or indices.
In determining individual pay levels, we also consider each executive’s historical compensation, the value of an executive’s equity stake in the Company, the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive’s peers within the Company. We also consider competitive market compensation paid by other companies that operate in our business or that compete for the same talent pool, such as other S&P 500 REITs, other real estate companies operating in our core markets and, in some cases, investment banking, hedge fund and private equity firms. However, we do not formulaically tie our compensation decisions to any particular range or level of total compensation paid to executives at these companies. Furthermore, we consider the actual realized pay historically received by our management in determining whether our compensation program meets our goals of alignment with shareholder interests.
In addition, we encourage alignment with shareholders through equity-based compensation. We apportion incentive awards in order to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for executives and other employees. Typically, our CEO receives a higher proportion of his compensation in equity than other Named Executive Officers who, in turn, receive a higher proportion in equity than our other employees. We regularly review our compensation program to determine whether we have given the proper incentives to our Named Executive Officers to deliver superior performance on a cost-effective basis and for them to continue their careers with us.
Role of the Corporate Governance and Nominating Committee, the Compensation Committee, and the CEO
The Corporate Governance and Nominating Committee is responsible for evaluating potential candidates for Chairman and CEO, and for overseeing executive succession plans. The Compensation Committee (1) reviews and approves the compensation of our executive officers and other employees whose total cash compensation exceeds $200,000 per year, (2) oversees the administration and implementation of our incentive compensation and other equity-based awards, and (3) regularly evaluates the effectiveness of our overall executive compensation program.
The Compensation Committee oversees the compensation program for our CEO and our other Named Executive Officers. The Compensation Committee evaluates CEO performance and sets his compensation. Our CEO and the Compensation Committee together assess the performance of other senior executives and our Compensation Committee determines their compensation, based on the initial recommendations of our CEO. The other NEOs do not play a role in determining their own compensation, other than discussing individual performance objectives with our CEO.
In support of these responsibilities, members of our senior executive team, along with other senior executives, have the initial responsibility of reviewing the performance of the employees reporting to them and recommending compensation for those employees.
Role of Compensation Consultants
Our Compensation Committee has retained Willis Towers Watson Public Limited Company (“Willis Towers Watson”) as its independent compensation consultant to provide the Compensation Committee with relevant data concerning the marketplace and our peer group as well as its own independent analysis and recommendations concerning executive compensation. Willis Towers Watson regularly participates in Compensation Committee meetings. Our Compensation Committee has the authority to set Willis Towers Watson’s compensation and to replace Willis Towers Watson as its independent outside compensation consultant or hire additional consultants at any time. In addition, prior to the 2016 merger of Towers Watson & Co. with Willis Group, Willis Group had provided us with insurance-related services including services to our captive insurance company. Willis Towers Watson has continued to provide us with such insurance-related services. In 2019, we paid Willis Towers Watson approximately $554,000 in fees for such services and $157,000 for compensation-related services. In 2015, in light of the then anticipated merger of Towers Watson & Co. and Willis Group, and in each year since then, the Compensation Committee assessed the independence of Willis Towers and the NYSE listing standards and concluded that no conflict of interest existed that would prevent Willis Towers Watson from independently advising the Compensation Committee. The Compensation Committee regularly assesses the independence of its compensation consultants.

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For 2019 compensation decisions, Willis Towers Watson prepared, among other reports, an analysis of compensation levels and performance at the following companies that it identified as peer companies within the context of the executive pay philosophy of the Compensation Committee: American Tower Corporation; Boston Properties, Inc.; CBRE Group, Inc.; Equity Residential; HCP, Inc.; Host Hotels & Resorts, Inc.; Kimco Realty Corporation; Prologis, Inc.; Public Storage; Simon Property Group, Inc.; SL Green Realty Corp.; Ventas, Inc.; and Welltower, Inc. Our Compensation Committee has elected to use the foregoing executive compensation peer group, because the competitive landscape in which we compete for investment capital and executive talent is comprised of other publicly-traded REITs as well as real estate operating companies. Additionally, as many of our competitors in the markets in which we operate, particularly with respect to our New York division, are asset managers not structured as REITs and private entities such as real estate opportunity funds, sovereign wealth funds and pension funds, among others, our Compensation Committee, from time to time, has also considered compensation levels and trends among our non-public competitors as obtained from surveys and other proprietary data sources. In addition, during 2019, Willis Towers Watson advised the Compensation Committee on the Promotion Awards.
Consistent with prior years, the Compensation Committee reviewed and discussed the analyses prepared by Willis Towers Watson and determined that the analyses were useful in indicating that the compensation opportunities awarded to executive officers are in line with the prevailing competitive market. Furthermore, realized awards metrics align with the performance of the Company and the shareholder value created.
From time to time, the Company also engages the services of FTI Consulting, Inc., as a compensation consultant, to provide assistance with gathering and presenting third-party data used in determining industry- or market-specific results.
Analysis of Risk Associated with Our Executive Compensation Program
Our Compensation Committee has discussed risk as it relates to our executive compensation program and the Compensation Committee does not believe our program encourages excessive or inappropriate risk-taking for the reasons stated below.
We structure our pay to consist of both fixed and variable compensation. The fixed portion (base salary) of compensation is designed to provide a base level of income regardless of our financial or Share price performance.
The variable elements of compensation encourage and reward both short- and long-term corporate performance. For short-term performance, annual incentives are based on the formulaic funding of our annual incentive pool and assessments of performance during the prior year. For long-term performance, awards generally vest over three, four or five years. Awards of OPP Units, Performance Conditioned AO LTIP Units, AO LTIP Units or options have value only if our Share price increases over time. Awards of restricted units can be redeemed for Shares only if our Share price increases over time. Awards of Performance Conditioned AO LTIP Units and AO LTIP Units and of restricted units require a two-year holding period (regardless of vesting). For OPP awards, we require our Named Executive Officers to hold the equity received on earned and vested awards for one additional year after they have vested. We and our Compensation Committee also believe that the mix of formulaic criteria and a non-formulaic evaluation of historic performance provides an incentive for our executives to produce superior performance without the distorting effects of providing a pre-determinable compensation award based on the performance of only one division or business unit or upon other results that may not reflect the long- or short-term results of the Company as a whole.
As demonstrated above, our executive compensation program is structured to achieve its objectives by (i) providing incentives to manage the Company for the long-term, (ii) avoiding disproportionately large, short-term incentives that could encourage the taking of risks, (iii) requiring our executives to maintain a significant investment in the Company and (iv) evaluating annually an array of performance criteria rather than focusing on a singular metric that may encourage unnecessary risk-taking. This combination of factors encourages our executives to manage the Company prudently.

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Elements of Our Compensation Program
Annual Base Salary
Base salaries are established based on the scope of responsibilities, taking into account the compensation paid by other companies as well as salaries of peers within the Company. Consistent with our pay-for-performance philosophy, annual base salary is a relatively low percentage of total compensation. There were no increases in our Same Store Named Executive Officers’ base salary levels for 2019 and there have not been any increases in our Same Store NEO’s base salary levels since 2008.
For each of 2020 and 2019, Mr. Roth elected to receive 80% of his annual base salary in restricted units (scheduled to vest pro rata over the applicable year).
Annual Incentive Awards
Our Compensation Committee has established a short-term incentive program for the senior executive team that formulaically ties a maximum award pool to achieving an FFO, as adjusted, performance threshold. The Company believes FFO, as adjusted, is one of the key operating metrics within the REIT industry and a primary driver of long-term TSR performance. We use FFO, as adjusted, as the primary metric for our annual incentive awards rather than total FFO. FFO, as adjusted, excludes the impact of certain non-recurring items, such as gains on the sale of non-depreciable property, non-cash impairment losses, income or loss from discontinued operations and sold properties, gains and losses from the early extinguishment of debt and restructuring costs, among others, and thus the Compensation Committee believes it provides a better metric than total FFO for assessing management’s performance. Under our annual compensation program participants have the ability to earn annual cash incentive payments and/or equity awards if and only if FFO, as adjusted, is at least 80% or more of the prior year’s FFO, as adjusted Moreover, even if the Company does achieve the stipulated FFO, as adjusted, performance requirement, the Compensation Committee retains the right, consistent with best practices, to elect to reduce or make no payments under the program.
For 2019, we revised our annual incentive awards formula so that the aggregate pool of the bonuses is capped at 1.75% of FFO, as adjusted (from 1.25% of FFO, as adjusted, in prior years). Our Compensation Committee considered, and adopted, this change, because in 2019, due to the Promotions and New Hire, the number of senior executives eligible to participate in awards from the annual bonus increased from four persons (Messrs. Roth, Greenbaum, Franco and Macnow) to seven persons (Messrs. Roth, Greenbaum, Franco, Macnow, Chera, Weiss and Langer). We refer to these seven persons as our “Senior Executives.” The bonuses paid to Messrs. Roth, Greenbaum, Franco and Macnow did not increase from 2018 to 2019, but due to the addition of new participants, the Compensation Committee made a reasonable increase to the bonus pool under the annual incentive program, subject to threshold performance. For 2019, the change resulted in an increase in the aggregate size of the pool of  $3.3 million. Upon any decrease in the number of senior executives eligible to participate in the bonus pool, our Compensation Committee will consider an appropriate reduction in the size of the pool.
Accordingly, current aggregate incentive awards under the annual short-term incentive program are subject to a cap of 1.75% of FFO, as adjusted, with individual award allocations determined by the Compensation Committee from an assessment of individual and Company performance. Performance criteria used when determining awards include, among others, the following:
•
TSR, both on an absolute basis and relative to the performance of the peer group and the REIT industry;

•
Leasing performance and occupancy levels;

•
Capital markets performance and maintenance of a strong balance sheet;

•
Same store NOI at share;

•
FFO and FFO, as adjusted;

•
Implementation and achievement of goals, including expense control and adherence to budget; and

•
Achievement of business unit and/or departmental objectives.

Any awards under the annual incentive program are payable in cash and/or equity awards, generally in the first quarter of each year for the prior year’s performance.

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For annual incentive awards paid in 2019 (for 2018 performance), each of our Same Store NEOs elected to receive all or some of that award in restricted units (which vest upon grant, but which may not be redeemed for Shares for two years).
Long-Term Equity Incentives
Compensation is typically awarded in long-term equity issued under our Omnibus Plan through performance-based awards, such as those under our OPP Units or Performance Conditioned AO LTIP Units, and grants of time-based restricted units. Equity awards link compensation directly to the performance of our Share price. We believe this encourages our NEOs to make business decisions with an ownership mentality. Our NEOs were awarded OPP Units and time-based restricted units on a 50/50% basis for 2019 performance. Other employees received awards of securities such as AO LTIP Units or stock options and time-based restricted units or restricted shares, for 2019 performance. There were no Performance Conditioned AO LTIP Units awards for 2019 performance. Our long-term equity programs were developed with input of FTI Consulting, Inc. (a compensation consultant retained by the Company) and Willis Towers Watson.
Description of Awards:
OPP Awards.   We awarded OPP Units in 2020 for 2019 performance and in 2018 for 2017 performance. In 2020, these awards were made to only to our Senior Executives. These performance-based awards are earned over a three-year period, which is then followed by back-end vesting requirements (during years three, four and five) The awards provide for immediate cancellation if the executive voluntarily leaves or is terminated for cause (and, in either case, such person is no longer providing services to the Company, excluding certain outstanding awards held by retirement eligible executives the age of 65 (or above age 60 with at least 20 years of service). Furthermore, we require our Senior Executives to hold earned and vested awards for one additional year after they have vested.
Our OPP is designed to provide compensation in a “pay-for-performance” structure. Awards under the OPP are a class of units (collectively referred to as “OPP Units”) of the Company’s Operating Partnership, Vornado Realty L.P. If the specific performance objectives of the OPP are achieved, earned OPP Units become convertible into Class A common units of the Operating Partnership (and ultimately into Shares) following vesting, and their value fluctuates with changes in the value of our Shares. If the performance objectives are not met, the OPP Units are cancelled. Generally, unvested OPP Units are forfeited if the executive leaves the Company. OPP Units are intended to also provide recipients with better income tax attributes than grants of Shares. Under our OPP, participants have the opportunity to earn compensation payable in equity if we outperform a predetermined TSR and/or outperform the market on relative TSR over a three-year performance period measured at the end of the third year. Awards under our OPP may be earned if the Company (i) achieves a TSR above that of an industry index or indices over a three-year period (the “Relative Component”), and/or (ii) achieves a TSR level greater than 21% (over the three-year performance period) (the “Absolute Component”). For the 2020 OPP Plan (awarded for 2019 performance), we used a combination of the SNL US Office REIT Index (80%) and the SNL US Retail REIT Index (20%) for the Relative Component. To the extent awards would be earned under the Absolute Component, but the Company underperforms the Index by more than a specified margin, awards earned under the Absolute Component would be reduced based on the degree to which the Company underperforms the Index with the maximum payout being 50% under the Absolute Component. If the Company outperforms the Index, but awards would not otherwise be earned under the Absolute Component, awards may still be earned under the Relative Component. Moreover, to the extent awards would otherwise be earned under the Relative Component but the Company fails to achieve at least a 3% per annum absolute TSR level, awards earned under the Relative Component would be reduced. If the TSR is less than 0% the maximum payout is 50% of the total award regardless of relative performance. If the performance objectives are achieved, OPP Units are also subject to time-based vesting. This creates a five-year retention period (plus the additional one-year holding period for Executives) for participants. Holders will continue to bear the same Share price and total return risk as our shareholders and have the same “book-up” requirements as apply to Restricted Units and which are described below. Dividend payments on OPP Units issued accrue during the performance period and are paid to participants if awards are ultimately earned.
Performance Conditioned AO LTIP Units:   “Performance Conditioned AO LTIP Units” are AO LTIP Units that require the achievement of performance conditions by a specified date or they are forfeited. Performance Conditioned AO LTIP Units were only awarded in 2019 (for 2018 performance) and have been awarded only to our Senior Executives. The performance condition for Performance Conditioned AO LTIP Units granted in 2019 is

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that, prior to the fourth anniversary of grant, the Company’s Shares must trade (for 20 consecutive trading days) at a price at least 110% of the price per Share on the date of grant. If the performance conditions are not met, the awards are forfeited. If the performance conditions are met, once vested, the awards may be converted into Class A common units of Vornado Realty L.P. in the same manner as other AO LTIP units until 10 years from grant.
AO LTIPs.   “AO LTIP Units” are limited partnership units in Vornado Realty L.P. that are intended to produce a substantially similar non-tax economic effect as that of options. AO LTIP Units are issued under the Appreciation-Only Long-Term Incentive Plan. In 2020, Awards of AO LTIP Units were awarded to executives other than our Senior Executives. AO LTIP Units are potentially convertible into Class A Units of Vornado Realty L.P. and then are ultimately redeemable for Company Shares or cash at the option of the Company. AO LTIP Units are issued under our Omnibus Plan and may be convertible for up to a period of 10 years from grant. Awards of AO LTIP Units vest ratably over four years from grant. On the date of grant, each AO LTIP Unit has a strike price. That strike price is equal to or greater than the price of a Share on the date of grant. Each AO LTIP Unit, on exercise, is converted Class A Units that have a value equal to the excess of the closing price per Share on the date of conversion over the strike price. After a required two-year holding period, those Class A Units, in turn, may be redeemable by the holder for Shares or cash, at the option of the Company. Recipients of AO LTIPs do not receive any distributions on their outstanding AO LTIP awards.
Restricted Shares and Units.   “Restricted shares” are grants of Shares issued under our Omnibus Plan that generally vest in three or four equal annual installments beginning approximately one year after grant. “Restricted units” are grants of limited partnership interests in Vornado Realty L.P. under our Omnibus Plan. These units generally vest in three or four equal annual installments beginning approximately one year after grant and are exchangeable on a one-for-one basis into Vornado Realty L.P.’s Class A common units in certain circumstances. These circumstances principally include the requirement that Vornado Realty L.P. must have gone through certain tax “book-up” events whereby sufficient profits have been allocated to the restricted units so that they have the same capital account (and value) as Class A common units. In addition, there is a two-year holding requirement. Vornado Realty L.P.’s Class A common units can be redeemed for Shares on a one-for-one basis (or in cash at the Company’s option) with only limited restrictions, such as a 60-day waiting period between when a redemption notice is given and when Shares may be delivered. Restricted units are intended to also provide recipients with better income tax attributes than restricted shares and unlike option grants, restricted units do not have a term at which they expire. During the restricted period, each restricted share or restricted unit entitles the recipient to receive payments equal to the dividends on one Share. Further, our Compensation Committee believes restricted equity awards are a key component of a balanced program, because a portion of each executive’s equity compensation retains value even in a depressed market and provides a baseline of value that lessens the likelihood that executives will take unreasonable risks to keep their performance equity award vehicles “in the money.”
Stock Options.   Since 2012, we have awarded stock options only to employees who do not receive AO LTIP Units, OPP Awards or Performance Conditioned AO LTIP Units. Stock option awards provide the opportunity to purchase Shares at an exercise price determined at grant. Historically, our stock option awards have either been of at-the-money stock options, where the option exercise price is equal to the market price of Shares on grant, or of premium stock options, where the option exercise price is at a level above the market price at grant. In both instances, the market price must increase above the option exercise price for the executives to achieve any value from their awards. Generally, stock options vest and become exercisable in equal annual installments over a four-year period beginning one year after the grant, and remain exercisable for ten years from grant. Our Omnibus Plan (i) prohibits the granting of in-the-money stock options and (ii) prohibits, without shareholder approval, the repricing of outstanding stock options that have fallen out of the money. Recipients of stock options do not receive any dividends on their outstanding option awards.
Nonqualified Deferred Compensation Plans
We maintain two nonqualified deferred compensation plans, the Vornado Realty Trust Nonqualified Deferred Compensation Plan (“Plan I”) and the Vornado Realty Trust Nonqualified Deferred Compensation Plan II (“Plan II”). Plan I and Plan II are substantially similar, except that Plan II, which applies to deferrals on and after January 1, 2005, is designed to comply with the restrictions of Section 409A of the Internal Revenue Code.
Employees having annual compensation of least $200,000 can participate in Plan II, provided they are “accredited investors” under securities laws. Members of our Board of Trustees are also eligible to participate. To participate,

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an individual must make an irrevocable election to defer at least $20,000 compensation (whether cash or equity) per year. Participant deferrals are fully vested. The Company may make discretionary credits on behalf of participants, but has not done so. Deferrals are credited with the rate of return of specific investments or various “benchmark funds”, some of which are based on the performance of the Company’s securities.
Participants may have their deferrals in a “Retirement Account” or a “Fixed Date Account.” Retirement Accounts are generally payable following retirement or termination of employment. Fixed Date Accounts are generally payable at a time, which is at least two full calendar years after the year for which deferrals are made. Participants may elect to receive distributions as a lump sum or in the form of annual installments over no more than 10 years. In the event of a change of control of the Company, all accounts become immediately payable in a lump sum. Plan I also permits a participant to withdraw all or a portion of their account at any time, subject to a 10% withdrawal penalty.
Retirement and 401(k) Plans
We offer a 401(k) Retirement Plan to all of our employees in which we provide matching contributions (up to 75% of the statutory maximum but not more than 7.5% of cash compensation) that fully vest after five years of employment. We do not sponsor any other retirement plan. Retirement plans are not a factor in our current compensation determinations.
Perquisites and Other Compensation
We provide select perquisites we believe are reasonable and in line with the competitive market. These perquisites include supplemental life insurance and an allowance for financial counseling and tax preparation services for certain Executives. Additionally, due to the extensive business-related travel requirements, we provide some of our Executives with a car and/or driver. Providing a car and driver allows these executive officers to use their travel time efficiently and productively for business purposes The amounts disclosed in this proxy statement for car and driver costs include the entire value of the benefit, both business purpose and personal use.
Equity Ownership Guidelines
To further foster the strong ownership culture among our senior executive team and ensure the continued direct alignment of management and shareholder interests, and consistent with emerging corporate governance trends, we have adopted equity ownership guidelines requiring a minimum ownership level. The equity ownership requirements (Shares and certain securities convertible or redeemable for Shares) for our executives are as follows:
Chairman and CEO	6 times his annual base salary
All Other Executive Officers	3 times their annual base salaries
Executive officers have five years from the date of becoming an executive officer to satisfy the ownership requirement. All of our Named Executive Officers satisfy these guidelines.
We have also adopted equity ownership guidelines for members of our Board of Trustees. Under the guidelines, all non-employee Trustees are required to maintain a minimum ownership having a value at least five times their annual cash retainers. Non-employee Trustees have five years from the time of initial election to satisfy the guidelines. All non-employee Trustees currently satisfy these guidelines or are expected to satisfy these guidelines.
Comparison of 2017-2019 Direct/Realizable Compensation
Each year the “Summary Compensation Table” must disclose the salary paid during that year, the annual incentive earned for that year and the equity-based, long-term incentive granted during that year, which for us is the long-term incentive award for the prior year. Because the equity we award in the first quarter of each year (similar to the cash bonus paid in the first quarter) was earned on performance in the prior year, the SEC’s approach prevents us from showing together all the pay—salary, annual cash incentive and the Fair Value of equity-based pay—earned for any one year. In order to provide our shareholders with the aggregate amount of compensation potentially earnable for a given calendar year, we are including below a supplemental Direct/Realizable Compensation Table. The Direct/Realizable Compensation Table consists of  (i) the actual salary paid for the year, (ii) the annual incentives awarded for the year and (iii) the Fair Value of equity awarded for service and performance

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for the year, irrespective of when ultimately granted. We also believe it demonstrates further the ongoing correlation between the executive’s pay and overall Company performance. “Fair Value” is determined in accordance with securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions).
The principal difference between the Direct/Realizable Compensation Table and the Summary Compensation Table is that the Direct/Realizable Compensation Table achieves an “apples to apples” presentation of equity awards in the performance year to which such grants relate, rather than in the year in which such grants were made. Other companies may calculate Total Direct/Realizable Compensation differently than we do. The table presented below should is not a substitute for, and should be read in conjunction with, the Summary Compensation Table.
Direct/RealizableCompensation Table
The Direct/Realizable Compensation earned by our Named Executive Officers for the 2017-2019 period was as follows:
Name	Year	Salary ($)(1)	Cash Bonus ($)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	Grant Date Fair Value of At-Risk Multi-Year Performance- Based Awards ($)(4)	Total Direct/ Realizable Compensation ($)(5)
Steven Roth	2019	880,003	—	834,021	4,503,967	4,869,255	11,087,246
	2018	1,000,000	—	825,017	4,566,451	4,806,790	11,198,258
	2017	1,000,000	—	825,047	3,800,024	5,613,559	11,238,630
Joseph Macnow	2019	1,000,000	—	1,042,512	985,303	1,065,152	4,092,967
	2018	1,000,000	—	1,031,258	998,963	1,051,509	4,081,730
	2017	1,000,000	—	1,031,295	831,306	1,227,966	4,090,567
Michael J. Franco(6)	2019	1,000,000	750,000	625,530	6,157,536	1,521,696	10,054,762
	2018	1,000,000	750,000	618,776	1,427,020	1,502,169	5,297,965
	2017	1,000,000	750,000	618,800	1,187,552	1,754,237	5,310,589
Haim H. Chera(7)	2019	676,923	1,500,000	—	24,693,476	450,000	27,320,399
Glen J. Weiss(6)	2019	1,000,000	1,000,000	—	5,265,406	1,063,800	8,329,206
(1)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated. Mr. Roth elected to receive 80% of his salary in the form of restricted units with a grant date fair value of  $680,003, which is reflected in this column. The aggregate nominal value of his 2019 salary is $1,000,000.

(2)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated that are awarded in the first quarter of the next succeeding year.

(3)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next succeeding year.

(4)
For 2019, represents the Grant Date Fair Value of each Named Executive Officer’s award of OPP Units in 2020 for 2019 performance. For 2018, represents the Grant Date Fair Value of Performance Conditioned AO LTIP Units awarded in 2019 for 2018 performance. For 2017, represents the Grant Date Fair Value of each Named Executive Officer’s award of OPP Units (for 2016 performance).

(5)
Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers. The total value of these perquisites represents a de minimis component of total compensation.

(6)
Amounts for Mr. Franco and Mr. Weiss for 2019 under “Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation” include a one-time grant of restricted units with an aggregate Grant Date Fair Value of  $4,750,029 each in connection with the Promotions.

(7)
Amounts for Mr. Chera for 2019 under “Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation” include a one-time grant of restricted units with an aggregate Grant Date Fair Value of  $24,224,961 as the Inducement Grant in connection with his hiring in April 2019.

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Comparison of Realized Compensation with Direct/Realizable Compensation
The following table illustrates pay awarded to and earned by each of the Named Executive Officers for service and performance from 2017 through 2019. This table is prepared on the same basis as the Direct/Realizable Compensation Table” except that the value actually realized from the respective performance-based compensation maturing each applicable year is shown instead of the accounting cost of what was awarded. Our Compensation Committee believes that “realized compensation” is an important metric to consider when determining whether our compensation program achieves its goals of alignment with shareholder interests.
The amounts reported below meaningfully differ from the amounts determined under SEC rules and reported in the “Summary Compensation Table.” This table is not a substitute for, and should be read in conjunction with, the “Summary Compensation Table.”
Realized Compensation Table
The Realized Compensation and Direct/Realizable Compensation earned by our Named Executive Officers for the 2017-2019 period were as follows:
Name	Year	Salary ($)(1)	Cash Bonus ($)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	OPP Awards (Value Earned) ($)(4)	Total Realized Compensation ($)(5)	Total Direct/ Realizable Compensation ($)(5)
Steven Roth	2019	880,003	—	834,021	4,503,967	—	6,217,991	11,087,246
	2018	1,000,000	—	825,017	4,566,451	—	6,391,468	11,198,258
	2017	1,000,000	—	825,047	3,800,024	—	5,625,071	11,238,630
Joseph Macnow	2019	1,000,000	—	1,042,512	985,303	—	3,027,815	4,092,967
	2018	1,000,000	—	1,031,258	998,963	—	3,030,221	4,081,730
	2017	1,000,000	—	1,031,295	831,306	—	2,862,601	4,090,567
Michael J. Franco(6)	2019	1,000,000	750,000	625,530	6,157,536	—	8,533,066	10,054,762
	2018	1,000,000	750,000	618,776	1,427,020	—	3,795,796	5,297,965
	2017	1,000,000	750,000	618,800	1,187,552	—	3,556,352	5,310,589
Haim H. Chera(7)	2019	676,923	1,500,000	—	24,693,476	—	26,870,399	27,320,399
Glen J. Weiss(6)	2019	1,000,000	1,000,000	—	5,265,406	—	7,265,406	8,329,206
(1)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated. Mr. Roth elected to receive 80% of his salary in the form of restricted units with a grant date fair value of  $680,003, which is reflected in this column. The aggregate nominal value of his 2019 salary is $1,000,000.

(2)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated that are awarded in the first quarter of the next succeeding year.

(3)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next succeeding year.

(4)
Represents the value earned (realized) for the OPP Units awarded in 2016, 2015 and 2014, respectively.

(5)
Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers. The total value of these perquisites represents a de minimis component of total compensation.

(6)
Amounts for Mr. Franco and Mr. Weiss for 2019 under “Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation” include a one-time grant of restricted units with an aggregate Grant Date Fair Value of  $4,750,029 each in connection with the Promotions.

(7)
Amounts for Mr. Chera for 2019 under “Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation” include a one-time grant of restricted units with an aggregate Grant Date Fair Value of  $24,224,961 as the Inducement Grant in connection with his hiring in April 2019.

Current Year Compensation Decisions
We generally make our incentive compensation decisions in the first quarter of a year with respect to the prior year. In addition, in the first quarter of 2020, we established the 2020 performance thresholds and caps for our formula-based short-term annual incentive program.

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The compensation levels discussed in this Compensation Discussion and Analysis section are not directly comparable to the amounts presented in the “Summary Compensation Table.”
In addition, in the discussion below, when we discuss the “Fair Value” of equity awards, the “fair value” is determined in accordance with securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions). Fair Value is the method used for presenting values for equity awards in our “Summary Compensation Table” and elsewhere under “Executive Compensation.” When we discuss the “Market Value” of equity awards, we refer to values based on the market price at of grant (the values considered by our Compensation Committee in making compensation decisions).
Total Compensation of Our CEO (with equity determined at Fair Value)
For 2019, Mr. Roth’s total direct/realizable compensation was $11,087,246 compared to $11,198,258 in the prior year, a 1.0% decrease. For 2019, Mr. Roth’s total realized compensation was $6,217,991 compared to $6,391,468 in the prior year, a 2.7% decrease. For 2018, Mr. Roth’s total direct/realizable compensation was $11,198,258 compared to $11,238,630 in the prior year, a 0.4% decrease. For 2018, Mr. Roth’s total realized compensation was $6,391,468 compared to $5,625,071 in the prior year, a 13.6% increase. For 2017, Mr. Roth’s total direct/realizable compensation was $11,238,630 compared to $11,151,750 in the prior year, a 0.8% increase.
Mr. Roth’s salary, incentives and equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objective and subjective, were the strategic position of the Company, the changes in the Company’s operating and performance metrics over the applicable period (NOI at share, FFO, as adjusted and FFO per Share), our TSR over the applicable period and the other factors previously described. These factors were considered as a whole, and no numerical weight was attributed to any particular factor. The majority of Mr. Roth’s compensation is in the form of equity to further align his interests with those of our shareholders.
Cash Compensation of Our CEO
Mr. Roth has served as our CEO since April 15, 2013. Mr. Roth’s base salary of  $1,000,000 was established in March 2001 and has remained unchanged since then. Mr. Roth’s total cash compensation for 2019, 2018 and 2017 was $200,000, $1,000,000 and $1,000,000, respectively. The decrease in 2019 as compared to 2018 was due to Mr. Roth electing for 2019 (as well as 2020) to receive 80% of his annual salary in restricted units (which vest ratably over the calendar year).
Equity Compensation of Our CEO
Mr. Roth’s long-term equity incentive compensation award for 2019 performance (granted in 2020) was a combination of OPP units and restricted units. The Fair Value at the date of grant of these OPP Units and restricted units was $9,373,222 and represents no increase in Fair Value of long-term equity grants compared to the prior year. In addition, Mr. Roth elected to receive all of his annual bonus for 2019 (awarded in 2020) in the form of 14,957 restricted units having a Market Value and Fair Value of  $1,000,025 and $834,021, respectively, on the date of grant. Equity received in lieu of cash bonus is included in the short-term bonus column of the Summary Compensation Table. Mr. Roth’s long-term equity incentive award for 2018 performance (granted in 2019) was a combination of Performance Conditioned AO LTIP Units and restricted units. The Fair Value at the date of grant of was $9,373,241 and represents a 0.4% decrease in Fair Value compared to the prior year. In addition, Mr. Roth elected to receive all of his annual bonus for 2018 (awarded in 2019) in the form of 15,509 restricted units having a Market Value and Fair Value of  $1,000,020 and $825,017, respectively, on the date of grant. Mr. Roth’s long-term equity award for 2017 performance (granted in 2018) was a combination of OPP Units and restricted units. The Fair Value at the date of grant was $9,413,583 and represents a 3.4% increase in Fair Value compared to the prior year.
Basis for Compensation of Other Named Executive Officers
For other Named Executive Officers (Messrs. Macnow, Franco, Chera and Weiss), salary, annual incentive and long-term equity awards were based on an evaluation of those factors previously described and approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the operating and performance metrics (NOI at share, FFO and FFO, as adjusted, per Share), our TSR over the applicable and other factors. With regard to Messrs. Macnow and Franco, we considered these factors as they apply to our Company as a whole as their responsibilities are company-wide. For

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Messrs. Weiss and Chera, we also considered for the division which such executive heads. In all cases, these factors were considered as a whole and no numerical weight was attributed to any particular factor. In the aggregate, total compensation (with equity determined at Fair Value) awarded to these Same Store NEOs for 2019 decreased by 1.0% as compared to the prior year.
Other Compensation Policies and Practices
Equity Grant Practices
All of our equity-based compensation awards are made under our shareholder-approved Omnibus Plan. Our 2019 Omnibus Share Plan (our current plan, the “2019 Plan”) provides up to 5,500,000 Share equivalents with each award of a Share (or other securities that have the value equivalent) counting as one Share equivalent, and each award of an option to acquire our Shares (or other securities that require the payment of an exercise price or deduction of a strike price) counting as one-half of a Share equivalent. Under the 2019 Plan, the exercise price of each stock option must be no less than the average of the high and low price of our Shares on the date that the award was granted. The vast majority of our equity awards are granted in the first quarter of each year. In addition, and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never repriced options and our Omnibus Plan does not permit repricing of options without shareholder approval.
Employment, Severance and Change of Control Agreements
For those of our senior executive team who have employment agreements, these agreements generally provide for a severance payment (for termination by us without cause or by the executive with good reason (each as defined in the employment agreement and further described below under “Employment Contracts”) and change of control payment (if employment is terminated following a change of control) in the range of one to three times the executive’s annual salary and incentive. These change of control arrangements compensate management in the event of a termination following a fundamental change in the Company, and to provide an incentive to continue with the Company at least through such time. Severance and change of control arrangements do not generally affect other compensation arrangements for a particular period. A more complete description of employment agreements, severance and change of control arrangements pertaining to the Named Executive Officers is set forth under “Employment Contracts” and “Severance and Change of Control Arrangements.”
Tax Deductibility of Compensation
The tax efficiency of compensation is one of many factors that enter into the design of our compensation programs. We look at a combination of the rates at which our executives will be taxed and the value of any deduction that we may be entitled to when developing our approach to compensation. We believe that the limitations of Section 162(m) of the Internal Revenue Code (which limits the corporate tax deduction for certain executive officer compensation that exceeds $1 million a year) does not apply to most of the compensation we paid to our Named Executive Officers for 2019 and only a small portion of their compensation may not be deductible due to that limitation.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
The Compensation Committee of the Board of Trustees:
DANIEL R. TISCH
WILLIAM W. HELMAN IV
DR. RICHARD R. WEST

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EXECUTIVE COMPENSATION

The following table sets forth (in accordance with the reporting requirements of the SEC) the compensation of each of the Company’s Chief Executive Officer, Chief Financial Officer and three other executive officers for 2019, 2018, and 2017 (the “Named Executive Officers” or “NEOs”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Cash and/or Equity Bonus ($)(2)	Restricted Share/Unit Awards ($)(3)	Option Awards ($)(3)	Non- Equity Incentive Plan Compen- sation ($)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)(4)	Total ($)
Steven Roth Chairman and Chief Executive Officer (Principal Executive Officer)	2019	880,003	834,021	4,566,451	4,806,790	—	—	379,620	11,466,885
	2018	1,000,000	825,017	9,413,583	—	—	—	360,670	11,599,270
	2017	1,000,000	950,055	9,107,588	—	—	—	359,930	11,417,573
Joseph Macnow Chief Financial Officer (Principal Financial Officer)	2019	1,000,000	1,042,512	998,963	1,051,509	—	—	370,519	4,463,503
	2018	1,000,000	1,031,258	2,059,272	—	—	—	366,248	4,456,778
	2017	1,000,000	1,187,552	1,992,325	—	—	—	359,240	4,539,117
Michael J. Franco President (since April 3, 2019 and prior to that Chief Investment Officer)	2019	1,000,000	1,375,530	6,177,049	1,502,169	—	—	42,541	10,097,289
	2018	1,000,000	1,368,776	2,941,789	—	—	—	37,627	5,348,192
	2017	1,000,000	1,462,557	2,846,165	—	—	—	32,884	5,341,606
Haim H. Chera Executive Vice President—Head of Retail (since April 18, 2019)	2019	676,923	1,500,000	24,224,961	—	—	—	86,905	26,488,789
Glen J. Weiss Executive Vice President—Head of Office Leasing, Co-Head of Real Estate (since April 3, 2019 and prior to that Executive Vice President—Office Leasing)	2019	1,000,000	1,000,000	5,106,294	375,003	—	—	23,979	7,505,276
(1)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated. Mr. Roth elected to receive 80% of his salary in the form of restricted units with a grant date fair value of  $680,003, which is reflected in this column. The aggregate nominal value of his 2019 salary is $1,000,000.

(2)
The information provided includes cash bonuses and the value of grants of restricted units in lieu of cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next succeeding year. Neither of Messrs. Roth and Macnow (at their election) received a cash bonus for 2019, 2018 or 2017. In lieu of a 2019 cash bonus, Messrs. Roth and Macnow were awarded, on January 13, 2020, restricted units with a grant date fair value of $834,021 and $1,042,512, respectively, which, is reflected in this column for 2019. In lieu of a 2018 cash bonus, Messrs. Roth and Macnow were awarded, on January 14, 2019, restricted units with a grant date fair value of  $825,017 and $1,031,258, respectively, which is reflected in this column for 2018. In lieu of a 2017 cash bonus, Messrs. Roth and Macnow were awarded, on March 15, 2018, restricted units with a grant date fair value of  $950,055 and $1,187,552, respectively. On January 13, 2020, January 14, 2019 and on March 15, 2018, Mr. Franco also received restricted units with a grant date fair value of  $625,530, $618,776 and $712,557, respectively, in lieu of a portion of his 2019, 2018 and 2017 cash bonuses.

(3)
For 2019, the amounts included in this column for Messrs. Franco and Weiss include a one-time grant of restricted units with an aggregate Grant Date Fair Value of  $4,750,029 each in connection with the Promotions. Mr. Chera was hired in 2019 and, in conjunction therewith, received a one-time grant of restricted units with a Grant Date Fair Value of $24,224,961 as the Inducement Award. Information presented in this column includes the value of grants of Restricted Units and OPP Units granted during the applicable period. Information presented in these columns reflects the aggregate

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grant date fair value of equity awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 15 to our consolidated financial statements included in our Annual Report on Form 10-K (the “Form 10-K”) for 2019 as filed with the SEC. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Dividends or dividend equivalents are paid on both the vested and unvested portion of restricted share and restricted unit awards. In accordance with applicable SEC rules, amounts shown exclude restricted units that were granted in lieu of bonuses, which are reflected in the “Bonus” column. Furthermore, as required by SEC rules, the amounts presented in this column also include the Grant Date Fair Value of both restricted unit awards and of performance awards (such as our OPP awards). For 2019, 2018, and 2017, the Grant Date Fair Value of time-based restricted unit awards and the Grant Date Fair Value of OPP awards were as follows:
	Year	Restricted Unit Awards Other than Awards In Lieu of Cash Bonus($)	OPP Awards($)	AO LTIP Awards($)
Steven Roth	2019	4,566,451	—	4,806,790
	2018	3,800,024	5,613,559	—
	2017	3,800,082	5,307,506	—
Joseph Macnow	2019	998,963	—	1,051,509
	2018	831,306	1,227,966	—
	2017	831,308	1,161,017	—
Michael J. Franco	2019	6,177,049	—	1,502,169
	2018	1,187,552	1,754,237	—
	2017	1,187,569	1,658,596	—
Haim H. Chera	2019	24,224,961	—	—
Glen J. Weiss	2019	5,106,294	—	375,003
(4)
See the All Other Compensation table for additional information.

All Other Compensation Table
The following table describes each component of the All Other Compensation column in the Summary Compensation Table.
Name	Year	Use of Car and Driver($)(1)	Supplemental Life Insurance Premiums ($)	Reimbursement for Medical/ Dental Not Covered ($)	Tax and Financial Planning Assistance Per Employment Contract ($)	Matching 401(k) Contribution ($)	Total ($)
Steven Roth	2019	317,269	43,601	—	—	18,750	379,620
	2018	298,119	44,176	—	—	18,375	360,670
	2017	297,319	44,611	—	—	18,000	359,930
Joseph Macnow	2019	191,831	144,938	—	15,000	18,750	370,519
	2018	187,935	144,938	—	15,000	18,375	366,248
	2017	181,302	144,938	—	15,000	18,000	359,240
Michael J. Franco	2019	14,908	8,883	—	—	18,750	42,541
	2018	14,870	8,882	—	—	13,875	37,627
	2017	12,000	7,384	—	—	13,500	32,884
Haim H. Chera	2019	71,405	—	—	—	15,500	86,905
Glen J. Weiss	2019	—	9,729	—	—	14,250	23,979
(1)
For each applicable fiscal year, each of the Named Executive Officers was provided with a car (or a car allowance) and (other than for Messrs. Franco and Weiss) a driver. Each such Named Executive Officer has used the car and driver for both business and personal purposes and the amounts shown for such executive reflect the aggregate incremental cost to the Company for the car, driver and related expenses without allocating costs between business and personal uses. See also “Certain Other Transactions or Relationships” for additional information regarding certain of our Named Executive Officers.

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Grants of Plan-Based Awards in 2019
The following table lists all grants of plan-based awards to the Named Executive Officers made in 2019 and their grant date fair value.
		AO LTIP Award
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Award(1)	All Other Stock Awards: Number of Units (#)(2)	Grant Date Fair Value of Awards ($)(3)
Steven Roth	01/14/19	265,824	$62.6188
	01/14/19			102,463	6,071,471
Joseph Macnow	01/14/19	58,150	$62.6188
	01/14/19			35,694	2,030,221
Michael J. Franco	01/14/19	83,072	$62.6188
	01/14/19			34,928	2,045,796
	06/10/19(4)			73,649	4,750,029
Haim H. Chera	06/10/19(5)	—	—	375,607	24,224,961
Glen J. Weiss	01/14/19	22,741	$62.6188
	01/14/19			5,816	356,265
	06/10/19(4)			73,649	4,750,029
(1)
The AO LTIPs granted on January 14, 2019 vest ratably over four years beginning on January 10, 2020 and were granted with an exercise price of 10% over the market price of our Shares on the date of grant. In order to meet the performance condition requirements, if our stock price does not trade at a 10% premium to grant price for at least 20 consecutive trading days during the four-year vesting period, the AO LTIPs will lapse without any value. If the performance criteria are met during the four-year vesting period, the AO LTIPs will have the full 10 year term to exercise. The performance requirement does not apply to Mr. Weiss.

(2)
The information presented in this column represents the number of restricted units that were granted to the Named Executive Officers. Restricted units are a separate class of units in Vornado Realty L.P. which will be convertible into Class A common units of Vornado Realty L.P. and will be ultimately redeemable for, at our option, cash or our Shares on a one-for-one basis. These restricted units vest ratably over four years. A portion of these grants represents the grant of restricted units in lieu of cash bonus for the previous year which vest on grant. A portion of these grants represents the grants of restricted units in lieu of cash salary for the year in which granted. These units vest ratably throughout 2019 subject to the continued employment of the recipient. No options have been granted to the Named Executive Officers since 2011.

(3)
The amounts presented in this column represent the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the Named Executive Officers in 2019. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value, including the impact of estimated forfeitures related to service-based vesting conditions, is the amount we would expense in our consolidated financial statements over the award’s vesting schedule. For additional information on our value assumptions, refer to footnote 15 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC.

(4)
One-time promotion grant, vests in full on June 10, 2023.

(5)
Inducement grant, vests 20% on grant date, 40% on June 10, 2022 and 40% on June 10, 2023.

Outstanding Equity Awards at Year-End
The following table summarizes the number and value of equity awards held at December 31, 2019 and the aggregate option exercises in 2019 by, and restricted unit awards that vested in 2019 for, the Named Executive Officers. Pursuant to the terms of our omnibus share plans, the exercise price and number of Shares underlying options originally made at any date of grant may be adjusted to compensate the holder for special or extraordinary dividends that may be subsequently declared. The following table reflects such adjustments.

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Name and Applicable Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other RightsThat Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other RightsThat Have Not Vested ($)
Steven Roth
1/14/19(1)		265,824	62.6188	1/14/29	74,547	4,957,376
3/15/18(1)					54,842	3,646,993	238,257	15,844,091
1/13/17(1)					23,561	1,566,807	186,651	12,412,292
1/14/16(1)					13,237	880,261
2/28/11(2)	193,451		64.5739	2/27/21
3/11/10(2)(3)	293,937		51.1233	3/11/20
Joseph Macnow
1/14/19(1)		58,150	62.6188	1/14/29	16,308	1,084,482
3/15/18(1)					23,309	1,550,049	52,119	3,465,914
1/13/17(1)					9,572	636,538	40,830	2,715,195
1/14/16(1)					5,378	357,637
2/28/11(2)	32,238		64.5739	2/27/21
3/11/10(2)(3)	120,227		51.1233	3/11/20
Michael J. Franco
6/10/19(4)					73,649	4,897,659
1/14/19(1)		83,072	62.6188	1/14/29	23,296	1,549,184
3/15/18(1)					24,680	1,641,220	74,455	4,951,258
1/13/17(1)					42,704	2,839,816	58,328	3,878,812
1/14/16(1)					4,137	275,111
2/28/11(2)	8,059		64.5739	2/27/21
12/10/10(2)	75,250		57.5775	12/10/20
Haim H. Chera
6/10/19(5)					300,486	19,982,319
Glen J. Weiss
6/10/19(4)					73,649	4,897,659
1/14/19(1)		22,741	62.6188	1/14/29	5,816	386,764
3/15/18(1)							8,434	560,861
1/12/18(6)					6,906	459,249
1/12/18(1)	5,126	15,379	70.3102	1/12/28	3,885	258,353
1/13/17(7)					11,781	783,437
1/13/17(1)					3,313	220,315	6,594	438,501
1/14/16(1)					1,489	99,019
2/28/11(2)(3)	8,888		64.5739	2/27/21
3/11/10(2)(3)	7,097		51.1233	3/11/20
(1)
The awards under the column entitled “Number of Shares or Units That Have Not Vested” vest ratably over four years from the date of grant. The awards under the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” are awards of OPP Units. The awards under the column titled “Number of Securities Underlying Unexercised Options” are awards of Performance Conditioned Appreciation-Only Long-Term Incentive Plan Units for all NEO’s other than Mr. Weiss. Mr. Weiss was not an Executive at the time of award and therefore received his award of AO LTIPs without a performance requirement condition for his award on January 12, 2018 and January 14, 2019. OPP Units awarded in 2018 and 2017 do not have any value unless specified performance criteria are met and specified criteria for converting and/or redeeming units for Shares are also met. As of December 31, 2019, these criteria had not been met. On January 10, 2020, the 2017 OPP plan did not meet the applicable performance requirements and the applicable units are no longer earnable. Accordingly, the Equity Incentive Plan Awards for 2017 were not earned. In accordance with applicable SEC rules, the values presented in the table for these OPP Units are calculated based on our year-end Share price as if the performance, converting and redemption conditions for these units had been met as of that date.

(2)
These awards vested ratably over four years from the date of grant.

(3)
Awards granted on March 11, 2010 expired without value on March 10, 2020.

(4)
These awards vest in full on June 10, 2023.

(5)
This award vests 20% on June 10, 2019, 40% on June 10, 2022 and 40% on June 10, 2023.

(6)
This award vests in full on January 10, 2022.

(7)
This award vests in full on January 10, 2021.

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Aggregate Option Exercises in 2019 and Units Vested
	Option Awards		Unit Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Units Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)
Steven Roth	—	—	121,050	7,866,390
Joseph Macnow	—	—	50,611	3,289,651
Michael J. Franco	—	—	64,435	4,261,837
Haim H. Chera	—	—	75,121	5,099,965
Glen J. Weiss	—	—	8,203	528,642
(1)
Values realized on exercise/vesting are based on: (1) for Option Awards, the difference between the exercise price and the average of the high and low price of our Shares on the applicable date if the resulting Shares were held or, if the resulting Shares were sold on the date of exercise, the actual sale price for such Shares; and (2) for Unit Awards, the average of the high and low price of our Shares on the date of vesting.

(2)
Unit Awards consists of awards of restricted units and OPP Units.

Employee Retirement Plan
The Company does not maintain a retirement plan other than a 401(k) plan.
Deferred Compensation
The following table summarizes the contributions, earnings, withdrawals and balance for the Named Executive Officers for and at year-end 2019.
Non-Qualified Deferred Compensation
Name	Type of Deferred Compensation Plan	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/19($)(2)
Steven Roth	Deferred Compensation Plans	—	—	—	—	—
Joseph Macnow	Deferred Compensation Plans	—	—	1,267,613	—	7,793,813
Michael J. Franco	Deferred Compensation Plans	—	—	—	—	—
Haim H. Chera	Deferred Compensation Plans	—	—	—	—	—
Glen J. Weiss	Deferred Compensation Plans	—	—	—	—	—
(1)
Contributions to the Vornado Realty Trust Non-Qualified Deferred Compensation Plans are credited with earnings based on the rate of return of various “benchmark funds” selected by the individual, some of which are based on the performance of the Company’s securities. A description of these plans is provided under “Compensation Discussion and Analysis—Nonqualified Deferred Compensation Plans.”

(2)
All amounts contributed by a Named Executive Officer in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent he was a Named Executive Officer in such year for the purposes of the SEC’s executive compensation disclosure rules.

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Employment Contracts
Mr. Roth, our Chairman and CEO, does not have an employment agreement. The employment agreement with each of the other Named Executive Officers is described below.
Joseph Macnow
Mr. Macnow has had an employment agreement with the Company since November 21, 1980. Mr. Macnow currently serves as Executive Vice President, Chief Financial Officer and Chief Administrative Officer pursuant to his Amended and Restated Employment Agreement, dated as of July 27, 2006, as amended. This agreement provides that on each December 31 the employment term shall automatically be extended for one additional year unless either the Company or Mr. Macnow gives written notice not to extend the agreement at least 90 days before such date. Mr. Macnow’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. Mr. Macnow’s employment agreement provides that he will be entitled to participate at a level commensurate with his position in any equity compensation payable to senior executives of the Company. In accordance with the terms of his employment agreement, Mr. Macnow has also been provided with a car and driver.
The agreement also provides that, if Mr. Macnow’s employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company’s principal executive offices, the failure of the Company to comply with the terms of the agreement or the failure of the Company to renew the agreement upon expiration), he will receive: (a) a lump-sum payment of three times the sum (not to exceed $3.3 million, in the aggregate) of  (i) his annual base compensation plus (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination; (b) immediate vesting in any equity awards granted to him by the Board; and (c) continued provision of benefits to him and his family for three years. The agreement further provides that, if Mr. Macnow’s employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.
Michael J. Franco
Mr. Franco renewed his employment agreement with the Company as of January 10, 2014, pursuant to which he currently serves as President. Mr. Franco’s employment agreement provides for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Mr. Franco’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Franco will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of  $1,500,000. Upon entering into the employment agreement, Mr. Franco received an initial equity grant of  $3,000,000 of restricted units. These units vested ratably over three years from the date of grant. Pursuant to Mr. Franco’s employment agreement, on January 10, 2017 Mr. Franco was awarded an additional $2,000,000 of restricted units which vested on January 9, 2018. Upon any termination of Mr. Franco’s employment for good reason or by the Company without cause, Mr. Franco will be entitled to (a) a severance payment equal to one times his annual salary and average bonus over the last two years; and (b) accelerated vesting of all then-unvested equity awards (other than unearned OPP Units) made by the Company to Mr. Franco. Mr. Franco is also entitled to a car allowance of  $1,000 per month. The agreement further provides that if his employment is terminated for cause (as defined in the agreement to include conviction of, or pleas of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.
Haim H. Chera
Mr. Chera entered into an employment agreement with us, dated as of April 19, 2019, pursuant to which he joined the Company as Executive Vice President—Head of Retail. Mr. Chera’s employment agreement provides for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Mr. Chera’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Chera will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of  $1,500,000. In connection with entering into the employment agreement, Mr. Chera received an initial equity grant of  $25,500,000 of restricted units. These units vested or vest: 20% on the date of grant, 40% on the third anniversary of the date of grant and 40% on the fourth anniversary of the date of grant. Upon any termination

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of Mr. Chera’s employment for good reason or by the Company without cause, Mr. Chera will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years; and (b) accelerated vesting of all then-unvested equity awards. Mr. Chera is also entitled to a car and driver.
Glen J. Weiss
Mr. Weiss entered into an employment agreement with us, dated as of June 13, 2018, pursuant to which he currently serves as Executive Vice President—Co-Head of Real Estate. Mr. Weiss’s employment agreement provided for an initial term ending December 31, 2018 with automatic one-year renewals unless either party gives written notice not to extend the agreement 60 days prior to its scheduled termination date. Mr. Weiss’s employment agreement provides that his base salary will not be less than $950,000. During his employment, Mr. Weiss will be entitled to receive (i) an annual bonus, determined at the discretion of the Company and the Compensation Committee, in an amount of not less than $800,000, and (ii) an annual equity grant with a total notional value of not less than $750,000. Upon entering into the employment agreement, Mr. Weiss received a one-time equity grant of  $5,000,000 of restricted units. These units will vest on the fourth anniversary of the date of grant. Upon any termination of Mr. Weiss’s employment by the Company without cause, by Mr. Weiss for good reason, due to death or disability, or (in the case of clause (b) below only) by Mr. Weiss (with or without good reason) following a change in control, Mr. Weiss will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years, (b) accelerated vesting of all then-unvested equity awards made by the Company to Mr. Weiss, (c) up to 18 months of COBRA coverage, and (d) 24 months of Company-provided life insurance.
Severance and Change of Control Arrangements
Of our Named Executive Officers, each of Messrs. Macnow, Franco, Chera and Weiss has an employment agreement that provides for certain payments in the event of a termination of employment, including one following a change of control. Neither Mr. Roth nor any of our Trustees has an employment agreement or other individual severance arrangement. Our omnibus share plans, which govern all of our equity-based awards and the related forms of equity award agreements, provide that annual equity awards do not vest automatically upon a change of control. In addition, our deferred compensation plans provide that all applicable deferred compensation is paid out to an executive or Trustee upon his or her departure from the Company. The Company does not maintain a retirement plan other than a 401(k) plan. In addition, upon the death or disability of an executive, that executive, or his or her estate, may be entitled to insurance benefits under policies with third parties maintained by us.
Our employment agreements are negotiated on a case-by-case basis. As discussed under “Compensation Discussion and Analysis,” we believe that in certain circumstances such agreements are in the best interests of the Company and our shareholders to ensure the continued dedication of such employees, notwithstanding the possibility, threat or occurrence of a change of control. Generally, our agreements govern severance payments under the following circumstances: (1) termination of the employee for “cause”; (2) termination by the employee for “good reason” (such as breach of the employment agreement by the Company or, in certain cases, if a change of control occurs and the employee then decides to terminate his employment) or by the Company without “cause”; (3) termination following a disability; (4) termination due to death; and (5) in certain cases, termination upon retirement after the employee reaches the age of 65. Reference should be made to the actual employment agreements for the specific terms. Generally, however, on any termination, the applicable executive officer will receive his accrued and unpaid salary and other benefits until the date of termination. For “cause” terminations by the Company, the employee will not receive any additional payment. If the employee terminates his employment for “good reason” or the Company terminates his employment without “cause,” the employee typically receives an additional payment (or payments over a specified period) that may vary from one year of salary and bonus to up to three years of salary and bonus. Generally, cash payments are in a lump sum other than in the case of termination on disability or death when the costs of benefits may be paid for a period of one to three years (depending upon the applicable executive’s agreement). For terminations due to disability or death, an executive who has this provision in the applicable agreement typically receives between one year of salary or bonus and three years of salary. In certain cases, the employment agreements also provide for continued benefits for specified periods. Historically, severance payments following a change of control under employment agreements for our Named Executive Officers require that the change of control must occur and be followed by any termination of employment (for whatever reason) in order for there to be a payment. We believe that our current severance provisions appropriately achieve the benefits of ensuring the dedication of employees in connection with a change of control without providing for an automatic payment under the employment agreement for a change of control.

VORNADO REALTY TRUST	55
2020 PROXY STATEMENT
Our equity-based compensation awards are governed by the individual award agreements issued under our omnibus share plans. Generally, upon terminations of employment, no unvested awards are accelerated but employees are entitled to keep awards that have already vested if they exercise options or similar awards within specified periods after termination. In Mr. Franco’s case, however, his employment agreement provides that on a termination by the Company without cause or by Mr. Franco with good reason, his unvested equity awards (other than unearned OPP Units) then vest. Our forms of award agreements for annual equity awards provide that unvested equity awards vest following a change of control only if the applicable employee’s employment is terminated by the Company without “cause” or by such employee with “good reason.” We believe these vesting provisions for equity awards following a change of control are appropriate due to the change in the nature of the award caused by a change of control. In the case of retirement after the age of 65 (or, in some cases, after attainment of age 60 with at least 20 years of service), options automatically vest and OPP Units continue to vest on their original schedule subject to the applicable performance conditions. Beginning in 2019, in the case of retirement (as defined above), Performance Conditioned AO LTIP Units, restricted shares and restricted units will continue to vest on their original schedule (subject to performance conditions, as applicable). In the case of a disability, options, Performance Conditioned AO LTIP Units and OPP Units vest and in the case of death, all equity awards vest.
The information presented below reflects the estimated payments that each of our Named Executive Officers would have received under the employment termination scenarios (including following a change of control) if employment termination were to have occurred on December 31, 2019. In calculating the value of equity-based awards, the presentation uses a price per Share of  $66.50, the closing price of our Shares on the New York Stock Exchange on the last trading day in 2019. In addition, in estimating bonuses payable for the calculation of severance payments, we have used the actual bonuses paid in 2020 for 2019 performance (including, for these presentation purposes only, the value of all restricted units granted as a bonus in the first quarter of 2020). The actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.
Steven Roth (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance(3)	—	—	3,057,692	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	11,051,436	11,051,436	11,051,436	11,051,436	11,051,436	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation	—	—	—	—	—	—
Total	11,051,436	11,051,436	14,109,128	11,051,436	11,051,436	—

56	VORNADO REALTY TRUST
2020 PROXY STATEMENT
Joseph Macnow (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	1,250,000	—	1,250,000	1,250,000	1,250,000	1,250,000
Severance	—	—	3,300,000	3,300,000	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	3,628,706	—	3,628,706	3,628,706	3,628,706	3,628,706
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	461,894	461,894	9,027	461,894
Total	4,878,706	—	8,640,600	8,640,600	4,887,733	5,340,600
Michael J. Franco (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	2,500,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	11,202,989	11,202,989	11,202,989	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation	—	—	—	—	—	—
Total	—	—	13,702,989	11,202,989	11,202,989	—
Haim H. Chera (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	19,982,319	19,982,319	—	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	1,100	1,100	—	—
Total	—	—	24,983,419	19,983,419	—	—

VORNADO REALTY TRUST	57
2020 PROXY STATEMENT
Glen J. Weiss (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	3,850,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	7,104,794	7,104,794	7,104,794	7,104,794
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	23,608	23,608	—	—
Total	—	—	10,978,402	7,128,402	7,104,794	7,104,794
(1)
Payments upon retirement from the Company are available to those Named Executive Officers who retire after reaching the age of 65 or are over 60 and have 20 years of service with the Company. Each of Messrs. Roth and Macnow would have qualified for retirement at December 31, 2019. Except as otherwise provided in these tables, no payments are due upon any other voluntary termination prior to retirement.

(2)
Our annual award agreements provide that unvested grants of options and restricted units vest following a change of control only upon specified terminations of employment. These amounts do not include the value of equity that vests for those persons due to their retirement after the age of 65 as opposed to amounts payable solely due to a change of control.

(3)
Severance amount is based on 39.75 years of services through December 31, 2019 with two weeks of salary and average bonus compensation payable for each year of service.

(4)
Information presented as to the costs of benefits is based on an estimated total annual cost of benefits for such Named Executive Officer. In certain cases, continued benefits made available following a termination will be less than the total benefits currently payable.

Pay Ratio Disclosure Rule
In August 2015, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Roth. Pursuant to the SEC rules, we determined a “Median Employee” and compared such employee’s total annual compensation to that of Mr. Roth. For purposes of this ratio, we calculated the annual total compensation of each of the Median Employee and Mr. Roth in accordance with the methodology that we use to calculate total compensation for purposes of the Summary Compensation Table. As of December 31, 2019, the Company employed 4,008 persons of which 2,914 persons are employed by Building Maintenance Services, our cleaning and maintenance services business (“BMS Employees”). The applicable information is set forth below:
Median Employee total annual compensation	$65,442
Median Employee (excluding BMS Employees) total annual compensation	$82,234
Mr. Roth (PEO”) total annual compensation	$11,466,885
Ratio of PEO to Median Employee Compensation	175.1:1.0
Ratio of PEO to Median Employee Compensation (excluding BMS Employees)	139.4:1.0
In determining the median employee, we prepared a listing of all employees as of December 31, 2019. Employees on leave of absence on December 31, 2019 were excluded from the list and wages and salaries were annualized for those permanent employees who were not employed for the full year of 2019. The median employee was selected from the annualized list.

58	VORNADO REALTY TRUST
2020 PROXY STATEMENT
COMPENSATION OF TRUSTEES

Trustees who are not officers of the Company receive an annual retainer. During 2019, Mr. Roth received no compensation for his service as a Trustee. Non-management members of the Board of Trustees are compensated as follows: (1) each such member receives an annual cash retainer equal to $75,000; (2) each such member receives an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while such member is a Trustee, except in certain circumstances); (3) the Lead Trustee receives an additional annual cash retainer of  $75,000; (4) the Audit Committee Chairman receives an additional annual cash retainer of $50,000 and other Audit Committee members each receive an annual cash retainer of  $25,000; and (5) the Chairman and members of all other committees (other than the Executive Committee) each receive an additional annual cash retainer of  $30,000 and $5,000, respectively.
The following table sets forth the compensation that was earned or paid in 2019 for the non-management members of our Board.
Name	Fees Earned or Paid in Cash ($)	Share/Unit Awards ($)(1)	Total ($)
Candace K. Beinecke	180,000	148,785	328,785
Michael D. Fascitelli	75,000	148,785	223,785
William W. Helman IV(2)	63,278	361,336	424,614
Robert P. Kogod(3)	28,226	—	28,226
Michael Lynne(4)	26,250	—	26,250
David M. Mandelbaum	76,278	148,785	225,063
Mandakini Puri	103,722	148,785	252,507
Daniel R. Tisch	123,611	148,785	272,396
Richard R. West	130,000	148,785	278,785
Russell B. Wight, Jr.	76,278	148,785	225,063
(1)
The amounts presented in this column reflect the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2019. The grant date fair value is the amount we would expense in our consolidated financial statements over the award’s anticipated vesting schedule. These amounts differ from that set forth in the first introductory paragraph above as that amount is based on the market price for our Shares on the date of grant. For additional information on our value assumptions, refer to footnote 15 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC. Dividends are paid on both the vested and unvested portion of Restricted Share and Restricted Unit awards. For information concerning the aggregate equity awarded to non-management Trustees under our omnibus share plans, see Note 8 to the Principal Security Holders table.

(2)
Includes a one-time grant of restricted equity with a value on the date of grant of  $212,550 in connection with Mr. Helman joining the Board.

(3)
Mr. Kogod served as a member of our Board of Trustees until May 16, 2019 when his then-current term expired.

(4)
Mr. Lynne served as a member of our Board of Trustees until his passing on March 24, 2019.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee grants awards under the Company’s omnibus share plans and makes all other executive compensation determinations. Mr. Roth is the only officer or employee of the Company who is also a member of the Board. There are no interlocking relationships involving the Board which require disclosure under the executive compensation rules of the SEC.

VORNADO REALTY TRUST	59
2020 PROXY STATEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions
We review all relationships and transactions in which we and our significant shareholders, Trustees and our executive officers or their respective immediate family members are participants (including transactions required to be disclosed under Item 404 of Regulation S-K) to determine whether such persons have a direct or indirect material interest in the transaction. Our policy (as set forth in our Code of Business Conduct and Ethics) is to determine whether such an interest exists, applying the standards set forth in Item 404 of Regulation S-K and our Corporate Governance Guidelines. Our legal and financial staff is primarily responsible for the development and implementation of processes and controls to obtain information from our significant shareholders, Trustees and our executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in this proxy statement. We also disclose transactions or categories of transactions we consider in determining that a Trustee is independent. In addition, our Audit Committee and/or our Corporate Governance and Nominating Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed. These committees, in the course of their review of a disclosable related-party transaction, consider: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a Trustee or executive officer to act in the best interest of the Company; and (6) any other matters these committees deem appropriate.
Transactions Involving Interstate Properties
As of March 16, 2020, Interstate and its partners collectively beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. Interstate is a general partnership in which Steven Roth, David Mandelbaum and Russell B. Wight, Jr. are the partners. Mr. Roth is Chairman of the Board and Chief Executive Officer of the Company, the Managing General Partner of Interstate, and the Chairman of the Board and Chief Executive Officer of Alexander’s. Messrs. Mandelbaum and Wight are Trustees of the Company and also directors of Alexander’s.
We manage and lease the real estate assets of Interstate pursuant to a management agreement for which we receive an annual fee equal to 4% of annual base rent and percentage rent. The management agreement has a term of one year and automatically renews unless terminated by either of the parties on 60 days’ notice at the end of the term. We believe, based upon comparable fees charged by other real estate companies, that the terms are fair to us. We earned $300,000 in management fees under the agreement for the year ended December 31, 2019.
Transactions Involving Alexander’s
As of March 16, 2020, Interstate and its three general partners—Steven Roth (Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of Alexander’s), David Mandelbaum (a Trustee of the Company and director of Alexander’s) and Russell B. Wight, Jr. (a Trustee of the Company and director of Alexander’s)—beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. The Company beneficially owns approximately 32% of the outstanding common stock of Alexander’s. Joseph Macnow, our Executive Vice President, Chief Financial Officer and Chief Administrative Officer, is Treasurer of Alexander’s.
We manage, lease and develop Alexander’s properties pursuant to the agreements described below, which expire in March of each year and renew automatically.
Management and Development Agreements.   Pursuant to our management and development agreement with Alexander’s, we receive an annual fee for managing Alexander’s and all of its properties equal to the sum of (i) $2,800,000, (ii) 2% of the gross revenue from the Rego Park II Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue, and (iv) $324,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

60	VORNADO REALTY TRUST
2020 PROXY STATEMENT
In addition, we are entitled to a development fee of 6% of development costs, as defined.
Leasing Agreements.   We provide Alexander’s with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by Alexander’s tenants. In the event that third-party real estate brokers are used, our leasing fee increases by 1% and we are responsible for the fees to the third-party real estate brokers. We are also entitled to a commission upon the sale of any of Alexander’s assets of 3% of gross proceeds, as defined, for asset sales of less than $50,000,000, or 1% of gross proceeds, as defined, for asset sales of  $50,000,000 or more.
Other Agreements.   Building Maintenance Services (“BMS”), our wholly-owned subsidiary supervises (i) the cleaning, engineering and security services at Alexander’s 731 Lexington Avenue property and (ii) security services at Alexander’s Rego Park I, Rego Park II properties and The Alexander apartment tower.
During the year ended December 31, 2019, Alexander’s incurred $2,800,000 in management fees, $29,000 in development fees, $4,786,000 in leasing fees, and $5,015,000 for property management and other fees under its agreements with the Company and/or BMS.
At December 31, 2019, Alexander’s owed the Company (i) $68,000 for development fees, (ii) $795,000 for management, property management, cleaning, engineering and security fees and (iii) $563,000 for leasing fees.
Certain Other Transactions or Relationships
With respect to our building at 888 Seventh Avenue, we are the lessee under a ground lease that expires in 2067. The lessor under the ground lease is a limited liability company that is owned by several members, some of which include trusts for the benefit of the family of Mr. David M. Mandelbaum (one of our Trustees), his children, his brother, his sister and his sister’s family. Mr. Mandelbaum has no voting or pecuniary interest in these trusts or in the ground lease. The underlying fee property was purchased by the parents of Mr. Mandelbaum in 1961 and placed into trusts at that time for the benefit of their children and grandchildren. Since 1961, this property has been owned 20% by these trusts and, when the trusts expired, descendants of Mr. Mandelbaum’s parents. The remaining 80% of the limited liability company is owned by two unrelated families. One family owns 55% of the limited liability company and is its managing member. Mr. Mandelbaum’s personal interest in the property is an indirect 2.66% interest. We acquired the building at 888 Seventh Avenue (and the tenant’s interest under the ground lease) from an unrelated party in 1998. The limited liability company owning the ground receives under the ground lease an aggregate payment of  $3,350,000 a year in rent.
Our property (managed by Urban Edge), Wayne Town Center, is subject to a ground lease owned by members of David Mandelbaum’s family or trusts for their benefit. The rent on the ground lease in 2019 was $4,234,248 and increases at 6% per year. Mr. Mandelbaum has no direct voting or pecuniary interest in these trusts or in the ground lease.
During 2019, Mr. Mandelbaum’s spouse (through a limited liability company) and his brother each purchased an apartment at the Company’s development at 220 Central Park South for $23,357,000 and $16,099,000, respectively.
MDF Capital LLC, which is owned by Mr. Michael D. Fascitelli, one of our Trustees, leases space at our building at 888 Seventh Avenue in New York City. During 2019, MDF Capital paid $555,594 of rent to the Company for this space.
Steven Roth, our Chairman and Chief Executive Officer, also serves as a member of the Board of Trustees of Urban Edge Properties and as Chairman of the Board of JBG SMITH Properties, both of which are former affiliates of the Company.
During 2019, the Company reimbursed a company owned by Mr. Roth $372,192 for the use, for Company-business purposes, of an airplane owned by such company.
During 2019, companies affiliated with Mr. Roth’s wife, Daryl Roth Productions, paid to us $74,113 in connection with fair market leases of signage space from us.
Daryl Roth Productions is also a tenant at our building at 888 Seventh Avenue in New York City pursuant to a lease at market terms. Pursuant to the lease, during 2019 Daryl Roth Productions paid rent of  $487,003.

VORNADO REALTY TRUST	61
2020 PROXY STATEMENT
In December 2019, a number of the limited partners of our operating partnership, Vornado Realty L.P., agreed for tax planning purposes to make capital contributions to the Vornado Realty L.P. if and only if Vornado Realty L.P. defaulted on its unsecured debt and certain other conditions precedent were satisfied. At the same time and on the same terms as those limited partners, Mr. David R. Greenbaum, our Vice Chairman, agreed for tax planning purposes to make a capital contribution of  $4.5 million to Vornado Realty L.P.  Mr. Greenbaum’s participation in the transaction did not result in any additional cost to the Company or the Vornado Realty L.P.
We provide various services to Fifth Avenue and Times Square joint venture in accordance with management, development, leasing and other agreements. Haim Chera, Executive Vice President—Head of Retail, has an investment in Crown Acquisitions Inc. (“Crown”), a company controlled by Mr. Chera’s family. Crown has a nominal minority interest in Fifth Avenue and Times Square JV. Additionally, Crown has an approximately 10% interest in our 697 Fifth Avenue property and received leasing commissions in 2019 in the amount of  $1,760,088.
Other Transactions or Relationships Considered in Determining Trustee Independence
Daniel R. Tisch, a Trustee, is also a member of the Board of Trustees of New York University. New York University (or an affiliate thereof) is a tenant at our building at One Park Avenue in New York City. Mr. Tisch was in no way affiliated with such relationship nor does he receive any compensation in connection with such relationship.

62	VORNADO REALTY TRUST
2020 PROXY STATEMENT
REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to (i) assist the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), in its oversight of  (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent registered public accounting firm, and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment and upon the recommendation of the Corporate Governance and Nominating Committee of the Board, has determined that all members of the Audit Committee are “independent,” as required by applicable listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Trustees has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Ms. Puri, Mr. Tisch and Dr. West is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.
In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate.
Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2019, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the PCAOB, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.
MANDAKINI PURI
DANIEL R. TISCH
DR. RICHARD R. WEST

VORNADO REALTY TRUST	63
2020 PROXY STATEMENT
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) have been the Company’s independent registered public accounting firm since 1976. The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as a result of a process by which the Audit Committee and management periodically solicit and receive proposals from and meet with and interview several other independent registered public accounting firms. This process was not related to the quality of services provided by the Deloitte Entities. Following the conclusion of the most recent process and after consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company’s independent registered public accounting firm and has determined to continue that retention for 2020. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the votes cast on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm but will retain all rights of selection.
Even if the selection of the Deloitte Entities is ratified at the Annual Meeting, the Audit Committee, in its discretion, may change the appointment at any time during the year.
We expect that representatives of the Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2019 and 2018, for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933, as amended, and Securities Exchange Act during those fiscal years were $3,184,000 and $3,107,000, respectively. In prior years, we have included costs for services in connection with offerings in “Audit Fees.” Those amounts are now included below under “Audit-Related Fees.” Those amounts for 2019 and 2018 were $232,000 and $226,000, respectively.
Audit-Related Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2019 and 2018 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $2,863,000 and $2,126,000, respectively. “Audit-Related Fees” generally include fees for stand-alone audits of subsidiaries and due diligence associated with mergers/acquisitions.
Tax Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2019 and 2018 for professional services rendered for tax compliance, tax advice and tax planning were $1,818,000 and $1,444,000, respectively. “Tax Fees” generally include fees for tax consultations regarding return preparation and REIT tax law compliance.
All Other Fees
Other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” there were no other fees billed by the Deloitte Entities for the years ended December 31, 2019 and 2018.

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Pre-approval Policies and Procedures
In May 2003, the Audit Committee established a policy of reviewing and approving engagement letters with the Deloitte Entities for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of the Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of  $250,000 on the amount of other services that the Deloitte Entities can provide the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total other services provided by the Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by the Deloitte Entities. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.
The Board of Trustees recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.
The affirmative vote of holders of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is required for its approval. Because banks, brokers and other nominees are entitled to vote on this matter in their discretion, if they do not receive instructions from the applicable beneficial owner of Shares, we do not expect there to be significant broker non-votes on this proposal. Abstentions will not be counted as votes cast and will have no effect on the result of this vote.

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PROPOSAL 3: NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section appearing earlier in this proxy statement describes our executive compensation program and the compensation decisions made by the Compensation Committee in or for 2019 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table (whom we refer to as the “Named Executive Officers”). In accordance with the rules and regulations of the SEC, the Board of Trustees is asking shareholders to vote for the following non-binding, advisory resolution:
Advisory Resolution on Executive Compensation
Proposal:   That the shareholders of Vornado Realty Trust (the “Company”) approve, by a non-binding, advisory resolution, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for this Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the tables and the related footnotes and narrative accompanying the tables contained in our “Executive Compensation” section).
Supporting Statement:   In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders have the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers. At our 2017 Annual Meeting of Shareholders, our shareholders elected, via an affirmative vote of a majority of all votes cast on the matter, to hold such non-binding, advisory votes on executive compensation on an annual basis, and, accordingly, we have elected to continue to annually hold an advisory vote on the compensation of our Named Executive Officers.
Our executive compensation programs are described in detail in this proxy statement in the section titled “Compensation Discussion and Analysis,” the accompanying tables and the related narrative disclosure in this Proxy Statement. These programs are designed to attract and retain talented individuals who possess the skills and expertise necessary to lead Vornado and to promote our business objectives while aligning the interests of the Named Executive Officers with our shareholders to enhance positive financial results. The Compensation Committee regularly assesses all elements of the compensation paid to our Named Executive Officers.
We continue to deliver long-term growth to our shareholders, with a TSR of approximately 82.2% for the ten-year period through 2019. We believe the compensation programs for our Named Executive Officers are a key factor in motivating our executives to continue to deliver such results.
The results of this advisory vote are not binding on the Compensation Committee, the Company or our Board of Trustees. Nevertheless, our Board of Trustees values input from our shareholders and will consider carefully the results of this vote when making future decisions concerning executive compensation.
The Board of Trustees unanimously recommends a vote “FOR” the non-binding, advisory resolution on executive compensation.
The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of this vote.

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PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE 2019 OMNIBUS SHARE PLAN

The Company’s shareholders approved the 2019 Omnibus Share Plan of Vornado Realty Trust (the “2019 Plan”) at the Company’s 2019 annual shareholder meeting. The Board of Trustees is asking the Company’s shareholders to approve limited amendments to the 2019 Plan in order to permit the Company to issue compensation in the form of other equity securities of the Company (as amended, the “Amended 2019 Omnibus Share Plan” or the “Amended 2019 Plan”).
Background
As recently noted by the Company’s Chairman and Chief Executive Officer, recognizing that THE PENN DISTRICT is different than the Company’s other office assets, it seems appropriate that shareholders be given the choice between higher growth assets (THE PENN DISTRICT) or the Company’s traditionally stable other office assets, possibly through a tracking stock. A tracking stock is not a legal separation of part of a company from the remainder of that company but instead is a security of that company that is designed to track one or more businesses of that company and the assets, liabilities, revenues and expenses attributable to those businesses. Therefore, in order to permit the Company to issue compensation in, or linked to, tracking stock that tracks financially THE PENN DISTRICT, if such tracking stock is in fact issued, the 2019 Plan must be amended. Accordingly, upon the recommendation of the Compensation Committee, the Board of Trustees determined that it is in the best interests of the Company and its shareholders to adopt the Amended 2019 Plan, which was unanimously approved by the Board on March 26, 2020. Approving the Amended 2019 Plan will not assure the issuance of the tracking stock or other transaction with respect to THE PENN DISTRICT.
The amendments are intended to prevent dilution of the securities available for issuance under the 2019 Plan and give the Company greater flexibility in structuring its compensation programs to attract and retain employees. The amendments to the 2019 Plan would provide that, if the Company issues any dividend or distribution to its shareholders in the form of another equity security of the Company (for example, a new class of common stock or preferred stock), then the awards that may be granted under the Amended 2019 Plan will be equitably adjusted to include (1) the Shares then-remaining available for issuance and (2) an amount of the other equity securities of the Company that would have been issued in respect of those Shares had they been outstanding.
The amendments of the 2019 Plan do not increase the number of Shares currently available for issuance under the 2019 Plan, eliminate or increase any Share limits under the 2019 Plan or extend the term of the 2019 Plan. In addition, by determining the number of Share Equivalents that may be issued as a result of a dividend or distribution as described above, the amendment is designed to maintain, and not to increase, the overall value of awards available for issuance under the 2019 Plan immediately before the dividend or distribution.
Continuing Features of the Amended 2019 Omnibus Share Plan
As discussed above, the Amended 2019 Plan does not change the terms of the 2019 Plan other than to contemplate certain adjustments to the number and kind of securities for which awards have been, or may be, granted under the Amended 2019 Plan. The Amended 2019 Plan maintains the existing features of the plan, including:
•
No Evergreen or Liberal Share Recycling Provisions.   The Amended 2019 Plan does not contain an evergreen provision and authorizes a fixed number of Shares available for grant. Shares tendered by a participant or withheld by the Company in payment of the exercise price or consideration required to be paid, or to satisfy any tax withholding obligation, with respect to an award are not available for future awards.

•
No Discounted Awards or Repricings.   The exercise price per Share of options and stock appreciation rights may not be less than the fair market value of a Share on the grant date and may not be repriced without shareholder approval.

•
Claw-back, Equity Ownership and Anti-Hedging and Pledging Policies.   Awards under the Amended 2019 Plan will be subject to our policies, including our claw-back policy, equity ownership guidelines and anti-hedging and pledging policies.

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•
One-Year Minimum Vesting for All Award Types.   Subject to acceleration of vesting for certain events to the extent permitted under the Amended 2019 Plan, awards are subject to a minimum of one-year vesting with a limited exception that up to five percent of available Shares may be subject to awards without this minimum vesting period.

SUMMARY OF THE PROPOSED AMENDMENTS TO THE 2019 OMNIBUS SHARE PLAN
A copy of the full text of the Amended 2019 Plan is attached as Annex B to this proxy statement and the summary below is qualified in its entirety by reference to the text of the Amended 2019 Plan. For additional information regarding equity-based compensation granted to our Named Executive Officers, see “Compensation Discussion and Analysis.”
As described above, the Company is proposing limited amendments to the 2019 Plan to permit the issuance of equity awards of, or linked to, other equity securities of the Company, and not only the Shares, as is currently the case. The proposed amendments are intended to prevent dilution and give the Company greater flexibility in structuring its compensation programs to attract and retain employees. If approved, the amendments would amend and restate only (i) the definition of  “Share Equivalent” in Section 2 of the 2019 Plan and (ii) Section 18 of the 2019 Plan.
“Share Equivalent” is proposed to be amended and restated as follows (additions are italicized and deletions are bracketed):
“Share Equivalent” shall be the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, which number of Shares shall not in any event exceed 11,000,000, subject to the provisions of this Section 2 or any adjustment in the kind and number of securities as provided in Section 18. For the avoidance of doubt, if the Trust issues any dividend or distribution to shareholders of the Trust in the form of another equity security of the Trust during the term of this Plan, then the Share Equivalents that may be subject to awards hereunder, including as a result of an adjustment or substitution pursuant to Section 18, shall include (i) the Share Equivalents then remaining for issuance and (ii) an amount of such other equity securities of the Trust as would have been issued as a dividend or distribution in respect of such Share Equivalents had they been outstanding.
Section 18 is proposed to be amended and restated as follows (additions are italicized and deletions are bracketed): In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, reclassification, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to [common] shareholders other than regular cash dividends (including, without limitation, a distribution of common or preferred shares of beneficial interest in the Trust), the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the kinds of common shares, preferred shares or other securities of the Trust, and the number of Share Equivalents, for which awards may be granted under the Plan, (ii) the number [or kind] and kinds of Shares, common shares, preferred shares or other securities issued or reserved for issuance pursuant to outstanding awards, and (iii) the number and kinds of Shares or other common shares set forth in Section 2 that can be issued through incentive stock options within the meaning of Section 422 of the Code; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 18 or have any claim or right whatsoever against the Trust or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 18.
The Board of Trustees unanimously recommends a vote “FOR” the approval of the Company’s Amended 2019 Omnibus Share Plan.

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Unless you direct otherwise in your proxy, proxies will be voted for the proposal. The affirmative vote of holders of the majority of the votes cast on the proposal is required for approval of the Amended 2019 Omnibus Share Plan. For purposes of the vote on this proposal, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the proposal.
OTHER INFORMATION REGARDING THE AMENDED 2019 PLAN
Except as described above, the Amended 2019 Plan would not change the existing terms of the 2019 Plan. The material terms of the Amended 2019 Plan are summarized below, which summary is qualified in its entirety by reference to the text of the Amended 2019 Plan as reflected in Annex B to this proxy statement.
Purpose
The purpose of the Amended 2019 Plan is to promote the interests of the Company by encouraging its employees and the employees of its subsidiaries, including officers (together, the “Employees”), its non-employee trustees and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees) and certain non-employee advisors and consultants that provide bona fide services to the Company or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Company, enhancing its ability to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability and providing such Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Company’s success and to further align the interests of Employees, Non-Employee Trustees and Consultants with shareholders.
Overview
Under the Amended 2019 Plan, eligible participants may be granted awards of stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards (including the grant or offer for sale of unrestricted Shares) and limited partnership units (“OP Units”) of Vornado Realty L.P. (or any successor entity), the entity through which the Company conducts substantially all its business (including appreciation-only OP Units). Awards of performance shares, restricted stock and other stock-based awards may provide the holder with dividends or dividend equivalents and voting rights prior to vesting. If dividends or dividend equivalents are granted, dividend and dividend equivalents will be paid to the holder at the same time as the Company pays dividends to holders of the Company’s Shares but not less than annually. Notwithstanding the foregoing, a holder’s right to dividends and dividend equivalent payments in the case of an award that is subject to performance-based conditions will be treated as unvested so long as the performance conditions have not been met, and any such dividend equivalent payments that would otherwise have been paid during the performance period will instead be accumulated and paid within 30 days following the date on which such award is determined by the Company to have been earned.
Shares Available for Grant under the Amended 2019 Plan
Subject to adjustment as described below, awards may be granted under the Amended 2019 Plan with respect to a maximum of 5,500,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of the Amended 2019 Plan, would result in the issuance of up to a maximum of 5,500,000 Shares if all awards granted under the Amended 2019 Plan were Full Value Awards (as defined below) and 11,000,000 Shares if all of the awards granted under the Amended 2019 Plan were Not Full Value Awards (as defined below) (which includes 1,705,253 Shares remaining under the Company’s 2010 Omnibus Share Plan on March 18, 2019). “Share Equivalents” are the measuring unit for determining the number of Shares that may be subject to awards. If the Company issues any dividend or distribution to its shareholders in the form of another equity security of the Company during the term of the Amended 2019 Plan, then the Share Equivalents that may be subject to awards, including as a result of the adjustments described under “Adjustment of and Changes in Shares” below, will include (i) the Share Equivalents then-remaining for issuance and (ii) an amount of such other equity securities of the Company as would have been issued as a dividend or distribution in respect of such Share Equivalents had they been outstanding.
The Amended 2019 Plan is commonly referred to as a fungible unit plan. Restricted shares, restricted units or other securities that have a value equivalent to a full Share are referred to as “Full Value Awards.” Securities such as options, appreciation-only OP Units or stock appreciation rights that require the grantee to pay an exercise or

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conversion price or otherwise do not deliver the full value of the underlying Share or underlying OP Unit due to the deduction of a strike price are referred to as “Not Full Value Awards.” When a grant is made under the Amended 2019 Plan, we will reduce the number of Share Equivalents available under the Amended 2019 Plan (1) one Share Equivalent for each Share awarded pursuant to an award that is a Full Value Award and (2) one-half a Share Equivalent for each Share awarded pursuant to an award that is a Not Full Value Award. This means, for instance, if we were to award only restricted shares under the Amended 2019 Plan, we could award 5,500,000 restricted shares. On the other hand, if we were to award only options under the Amended 2019 Plan, we could award options to purchase 11,000,000 Shares (at the applicable exercise price). We also could issue any combination of the foregoing (or of other securities available under the Amended 2019 Plan) with the reductions in availability to be made in accordance with the foregoing ratios.
If any award granted under the Amended 2019 Plan expires or is forfeited, terminated or cancelled, or is paid in cash in lieu of Shares, then the Shares underlying any such award will again become available for grant under the Amended 2019 Plan in an amount equal to one Share Equivalent for each Share that is subject to a Full Value Award and by one-half Share Equivalent for each Share that is subject to an award that is a Not Full Value Award, in each case, at the time such award expires or is forfeited, terminated or cancelled. Awards that are settled in cash do not affect the number of Share Equivalents available for awards under the Amended 2019 Plan to the extent paid or settled in cash.
The number of Share Equivalents available under the Amended 2019 Plan will be reduced (1) upon the exercise of a stock option, appreciation-only OP Unit or a stock appreciation right by one-half of the gross number of Shares for which the award is exercised even if the award is exercised by means of a net-settlement exercise procedure or if Shares are withheld to satisfy any tax withholding obligation and (2) by one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award. Awards issued or assumed under the Amended 2019 Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction will not count against the number of Share Equivalents that may be granted under the Amended 2019 Plan.
No more than 11,000,000 Shares (subject to adjustment as described below) may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code) granted under the Amended 2019 Plan.
Shares issued under the Amended 2019 Plan would be authorized and unissued Shares. The fair market value of one Share on March 16, 2020 (the record date) was $37.29 per Share (the average of the high and low market price on the New York Stock Exchange on that date).
Estimate of Benefits
Because awards under the Amended 2019 Plan are made on a discretionary basis by the Board or Compensation Committee, it is not possible to determine the benefits that will be received by our executive officers and other key employees. Information on our most recent equity awards is set forth under “Compensation Discussion and Analysis,” “Executive Compensation” and under “New Plan Benefits.”
Adjustment of and Changes in Shares
In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, reclassification, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Compensation Committee will make such substitution or adjustment, if any, as it deems equitable to (1) the kinds of common shares, preferred shares or other securities, and the number of Share Equivalents, for which awards may be granted under the Amended 2019 Plan, (2) the number and kinds of Shares or other securities issued or reserved for issuance pursuant to outstanding awards and (3) the number and kinds of Shares or other common shares that can be issued through incentive stock options.
Administration
The Amended 2019 Plan will be administered and interpreted by the Compensation Committee. The Compensation Committee is authorized to select Employees, Non-Employee Trustees and Consultants to receive awards, determine the type of awards to be made, determine the number of equity-based securities subject to

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any award and the other terms and conditions of such awards. Our Board of Trustees, in its sole discretion, also may grant awards or administer the Amended 2019 Plan.
Eligibility
All Employees, Non-Employee Trustees and Consultants are eligible to receive awards under the Amended 2019 Plan, as determined by the Compensation Committee. As of December 31, 2019, 664 Employees, 17 Non-Employee Trustees (including nine non-employee directors of the Company’s subsidiaries) and five Consultants were eligible to participate in the 2019 Plan and would have been eligible to participate in and receive awards under the Amended 2019 Plan, if it had been adopted and effective at such time.
Transfer Restrictions
Awards are not assignable or transferable except by will or the laws of descent and distribution and no right or interest of any holder may be subject to any lien, obligation or liability of the holder. The Compensation Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code) is transferable by a holder to such holder’s immediate family members (or trusts, partnerships or limited liability companies established for such immediate family members).
Claw-back/Recoupment
Awards granted under the Amended 2019 Plan will be subject to the requirement that the awards be forfeited or repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any claw-back or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
Term; Amendment and Termination
The Amended 2019 Plan has a term through May 16, 2029, but any award granted prior to such date, and the Compensation Committee’s authority to administer the terms of such awards, will remain in effect until the award is settled or lapses. The Amended 2019 Plan will be effective, subject to its approval by the shareholders, as of the date of the approval by the requisite number of shareholders of the Trust at the 2020 Annual Meeting. The Compensation Committee may amend or terminate the Amended 2019 Plan or any portion of the Amended 2019 Plan at any time, except that no amendment may be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Amended 2019 Plan, (ii) would materially expand the class of service providers eligible to participate in the Amended 2019 Plan, (iii) would result in a material increase in the benefits accrued to participants under the Amended 2019 Plan, (iv) would reduce the exercise or conversion price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise or conversion price that is less than the exercise or conversion price of the original stock options or stock appreciation rights or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency. If there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the Company or the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Company while preserving substantially similar pre-tax economics to the holder of such OP Units.
Types of Awards
Operating Partnership Units
OP Units are valued by reference to the value of the underlying Shares to which such award relates. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of OP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals,

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are established by the Compensation Committee. Such OP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.
Appreciation-Only OP Units (or AO LTIP Units)
“AO LTIP Units” are a class of OP Units that are intended to produce for holders a substantially similar non-tax economic effect as that of options. Each AO LTIP Unit is potentially convertible into Class A OP Units (each one of which is ultimately redeemable for one Share or cash at the option of the Company). Each AO LTIP Unit will be issued under the Amended 2019 Plan and may be convertible for up to a period of 10 years from the date of grant. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of AO LTIP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established by the Compensation Committee. On the date of grant, each AO LTIP Unit is awarded with a specified conversion price. That conversion price will never be lower (and may be significantly higher) than the price for one Share on the date of grant. Each AO LTIP Unit, on conversion, will be converted into such number of Class A OP Units that has a value equal to the excess of the closing price per Share on the date of conversion on the New York Stock Exchange over the specified conversion price. After a required two-year holding period, those Class A OP Units, in turn, may be redeemable for Shares. Such AO LTIP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.
Stock Options
Stock options entitle the holder to purchase the Company’s Shares at a per Share price determined by the Compensation Committee, which in no event may be less than the fair market value of the Shares on the date of grant. Options may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified” stock options.
Stock options are exercisable for such period as is determined by the Compensation Committee, but in no event may options be exercisable after 10 years from the date of grant. The option price for Shares purchased upon the exercise of an option must be paid in full at the time of exercise and may be paid in cash, by tender of Shares, by such other consideration as the Compensation Committee deems appropriate or by a combination of cash, Shares and such other consideration. The Amended 2019 Plan does not provide for the grant of  “reload stock options” (meaning, if a grantee were to pay the applicable exercise in Shares already owned, the grantee would automatically be granted a new option in the amount of the surrendered Shares).
Stock Appreciation Rights
Stock appreciation rights entitle the holder to receive from the Company an amount equal to the amount by which the fair market value of a Share on the date of exercise exceeds the grant price. The Compensation Committee will establish the grant price, which may not be less than the fair market value of the Shares on the date of grant and the term, which will not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with a stock option or in addition to a stock option or may be freestanding and unrelated to a stock option. The Compensation Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination thereof. Stock appreciation rights settled in cash will not reduce the number of Shares issuable under the Amended 2019 Plan.
Performance Shares
Performance share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of the Company’s Shares in amounts determined by the Compensation Committee at the time of grant. Performance share awards consisting of actual Shares entitle the holder to receive Shares in an amount based upon performance conditions of the Company over a performance period as determined by the Compensation Committee at the time of grant. Such performance share awards may provide the holder with dividends and voting rights prior to vesting, subject to dividend accumulation until vested as described above. Performance share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof based upon performance conditions and over a performance period as determined by the Compensation Committee at the time of grant.

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Restricted Shares
Restricted share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of Shares of the Company. Restricted share awards consisting of actual Shares entitle the holder to receive Shares of the Company. Such restricted share awards may provide the holder with dividends and voting rights prior to vesting. Restricted share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof as determined by the Compensation Committee and may provide the holder with dividends. The employment or other conditions and the length of the period for vesting of restricted share awards are established by the Compensation Committee at the time of grant.
Other Stock-Based Awards
Other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted Shares, may be granted under such terms and conditions as may be determined by the Compensation Committee.
Vesting
The Compensation Committee will determine the time or times at which awards become vested, unrestricted or may be exercised, subject to the following limitations. Subject to accelerated vesting upon certain events that may be specified in an award agreement, including upon an involuntary termination of employment or service, the occurrence of a change in control or a grantee’s retirement, disability, hardship or death, (i) awards that are not Full Value Awards will not vest or be exercisable earlier than the first anniversary of the date on which such award is granted, (ii) time-based vesting awards of Full Value Awards will be subject to a minimum one-year vesting period and (iii) performance-based vesting awards of Full Value Awards will have a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, a maximum of 5% of the maximum aggregate number of Share Equivalents available under the Amended 2019 Plan in respect of awards can be subject to awards without regard to the minimum vesting limits in the preceding sentence.
Change in Control
In the event of a change in control (as defined in the Amended 2019 Plan), the Compensation Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption of or the issuance of substitute awards; (iii) modify the terms of such awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Compensation Committee) after the change in control; or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate.
Material U.S. Federal Income Tax Consequences of Awards
Below is a brief summary of the principal U.S. federal income tax consequences of awards under the Amended 2019 Plan under current law. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income, withholding and payroll tax matters, and other tax consequences. The specific tax consequences to a participant will depend on that participant’s individual circumstances.
Incentive Stock Options.   Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for federal income tax purposes, and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one year period beginning on the date of the transfer of the Shares to the optionee, nor within the two year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as long term capital gain or loss. In such event, no deduction will be allowed to the Company. If such Shares are disposed of

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within the periods referred to above, the excess of the fair market value of the Shares on the date of exercise (or, if less, the fair market value on the date of disposition) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition, and the Company will be entitled to a corresponding deduction. The amount by which the fair market value of the Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that could subject the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.
Non-Qualified Stock Options.   Upon the grant of a non-qualified stock option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the fair market value of the Shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the optionee, and the Company will be entitled to a corresponding deduction. All option grants to Non-Employee Trustees and Consultants are treated as non-qualified options for federal income tax purposes.
Stock Appreciation Rights.   Upon the grant of a stock appreciation right, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon the exercise of a stock appreciation right, the amount by which the fair market value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the holder, and the Company will be entitled to a corresponding deduction.
Performance Shares and Restricted Shares.   A participant will not be subject to tax upon the grant of a restricted share unit, or upon the grant of actual restricted Shares, unless such participant makes the election referred to below with respect to restricted Shares. Upon the vesting date (the date of lapse of the applicable forfeiture conditions or transfer restrictions, in the case of Share awards and, in the case of unit awards, the date of vesting and distribution of the Shares and/or cash underlying the units), the participant will recognize ordinary income equal to the fair market value of the Shares and/or cash received (less any amount such participant may have paid for the Shares), and the Company generally will be entitled to a deduction equal to the amount of income recognized by such participant. In the case of an award of actual restricted Shares, if any dividends are paid on such common shares prior to the vesting date, they will be includible in a participant’s income during the restricted period as additional compensation (and not as dividend income).
A participant may elect to recognize immediately, as ordinary income, the fair market value of restricted Shares (less any amount paid for the Shares) on the date of grant, without regard to applicable forfeiture conditions and transfer restrictions. This election is referred to as a Section 83(b) election. If a participant makes this election, the holding period will begin the day after the date of grant, dividends paid on the Shares will be subject to the normal rules regarding distributions on stock and no additional income will be recognized by such participant upon the vesting date. However, if a participant forfeits the restricted Shares before the vesting date, no deduction or capital loss will be available to that participant (even though the participant previously recognized income with respect to such forfeited Shares). In the event that the Shares are forfeited by such participant, the Company generally will include in its income the amount of its original deduction.
OP Units.   OP Unit awards (including AO LTIP Unit awards) are intended to be structured to qualify as “profits interests” for federal income tax purposes, meaning that, under current law, no income will be recognized by the recipient upon grant or vesting, and the Company will not be entitled to any deduction. If OP Units are not disposed of within the three-year period beginning on the date of grant of the OP Unit award, any gain realized by the recipient upon disposition will be taxed as long term capital gain (assuming the applicable tax elections are made by the grantee in connection with the grant of the award).
Disposition of Shares.   Unless stated otherwise above, upon the subsequent disposition of Shares acquired under any of the preceding awards, the participant will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the participant’s basis in the Shares, and such amount will be long term capital gain or loss if such Shares were held for more than 12 months.
Additional Medicare Tax.   Participants are subject to a 3.8% tax on the lesser of  (i) the participant’s “net investment income” for the relevant taxable year and (ii) the excess of the participant’s modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the participant’s circumstances). A participant’s net investment income generally includes dividend income and net gains from the disposition of Shares. Participants are urged to consult their tax advisors regarding the applicability of this Medicare tax to their income and gains in respect of their investment in Shares.

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Section 409A.   If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Non-Employee Trustees.   The discussion above generally applies to awards to Non-Employee Trustees; provided that Non-Employee Trustees are not eligible to receive grants of incentive stock options, and any amounts taxable to Non-Employee Trustees in respect of awards are not subject to FICA taxation (but may instead be subject to certain self-employment taxes). Generally, cash-based awards, including retainers and fees, will be taxable to the recipient as ordinary income at the time paid.
New Plan Benefits
No awards will be granted under the Amended 2019 Plan prior to approval of the proposed amendments by our shareholders. Awards under the Amended 2019 Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the Amended 2019 Plan. The awards granted in 2019 under the 2010 Omnibus Share Plan and the 2019 Plan, which would not have changed if the Amended 2019 Plan had been in place instead of the 2019 Plan, are set forth in the table below.
	2019 Omnibus Share Plan
Name and Position	Dollar Value ($)(1)	Number of Units(2)
Steven Roth	11,413,604	231,536
Joseph Macnow	3,353,058	63,690
Michael J. Franco	7,252,188	75,266
Haim H. Chera	—	—
Glen J. Weiss	5,750,000	90,508
Current executive officers as a group (includes NEOs)	39,063,553	654,049
Current Non-Employee Trustees as a group	1,650,393	24,618
Employees other than executive officers as a group	4,567,783	66,990

(1)
Dollar value reflects the grant date fair value of all awards granted in 2019.

(2)
Assumes target performance was achieved for awards subject to performance-based vesting conditions granted in 2019.

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INCORPORATION BY REFERENCE

To the extent this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act, the sections entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless provided otherwise in such filing.
ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought, before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the accompanying proxy to vote said proxy in accordance with his or her discretion on such matters.
PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures by which shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to authorize your proxy by any of these methods.
Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 13, 2020. Authorizing your proxy via the Internet or by telephone will not affect your right to revoke your proxy should you decide to do so.
The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.
ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company currently provide that in order for a shareholder to nominate a candidate for election as a Trustee at an Annual Meeting of Shareholders outside of the proxy access provision in the Bylaws described below or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s Annual Meeting and must include certain information specified in the Bylaws. As a result, any notice given by or on behalf of a shareholder pursuant to the provisions of our current Bylaws (other than the proxy access provision) must comply with the requirements of the Bylaws and must be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than January 14, 2021 and not later than the close of business on February 13, 2021.
Shareholders who wish to submit a “proxy access” nomination for inclusion in our proxy statement in connection with our 2021 Annual Meeting of Shareholders must submit a written notice in compliance with the procedures and along with the other information required by our Bylaws to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 4, 2020 and not later than December 4, 2020.

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The Board of Trustees may amend the Bylaws from time to time.
Shareholders interested in presenting a proposal for inclusion in the proxy statement for the Company’s Annual Meeting of Shareholders in 2021 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than the close of business on December 4, 2020.
By Order of the Board of Trustees,
Alan J. Rice
Secretary
New York, New York
April 3, 2020
It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card or voting instruction form.

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ANNEX A
VORNADO REALTY TRUST
RECONCILIATION OF NON-GAAP METRICS
Below is a reconciliation of net income to NOI at share and NOI at share—cash basis.
	For the Year Ended December 31,
(Amounts in thousands)	2019	2018
Net income	$3,334,262	$422,603
Depreciation and amortization expense	419,107	446,570
General and administrative expense	169,920	141,871
Transaction related costs, impairment losses and other	106,538	31,320
Income from partially owned entities	(78,865)	(9,149)
Loss from real estate fund investments	104,082	89,231
Interest and other investment income, net	(21,819)	(17,057)
Interest and debt expense	286,623	347,949
Net gain on transfer to Fifth Avenue and Times Square JV	(2,571,099)	—
Purchase price fair value adjustment	—	(44,060)
Net gains on disposition of wholly owned and partially owned assets	(845,499)	(246,031)
Income tax expense	103,439	37,633
Loss (income) from discontinued operations	30	(638)
NOI from partially owned entities	322,390	253,564
NOI attributable to noncontrolling interests in consolidated subsidiaries	(69,332)	(71,186)
NOI at share	1,259,777	1,382,620
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(6,060)	(44,704)
NOI at share—cash basis	$1,253,717	$1,337,916
NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share—cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share—cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share—cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share—cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.

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The following table reconciles our NOI at share—cash basis to same store NOI at share—cash basis for the year ended December 31, 2019 compared to December 31, 2018:
(Amounts in thousands)	Total
NOI at share - cash basis for the year ended December 31, 2019	$1,253,717
Less NOI at share - cash basis from:
Acquisitions	(266)
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)
Dispositions	(8,219)
Development properties	(64,359)
Other non-same store income, net	(52,594)
Same store NOI at share - cash basis for the year ended December 31, 2019	$1,123,096
NOI at share - cash basis for the year ended December 31, 2018	$1,337,916
Less NOI at share - cash basis from:
Acquisitions	(121)
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(79,427)
Dispositions	(14,764)
Development properties	(81,137)
Other non-same store income, net	(78,119)
Same store NOI at share - cash basis for the year ended December 31, 2018	$1,084,348
Increase in same store NOI at share - cash basis for the year ended December 31, 2019 compared to December 31, 2018	$38,748
% increase in same store NOI at share - cash basis	3.6%
Same Store NOI at Share—Cash Basis represents NOI at share from operations which are in service in both the current and prior year reporting periods adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present this non-GAAP measure to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share - cash basis should not be considered an alternative to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.

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The following table reconciles net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions:
	For the Year Ended December 31,
(Amounts in thousands, except per share amounts)	2019	2018
Net income attributable to common shareholders	$3,097,806	$384,832
Per diluted share	$16.21	$2.01
FFO adjustments:
Depreciation and amortization of real property	$389,024	$413,091
Net gains on sale of real estate	(178,711)	(158,138)
Real estate impairment losses	32,001	12,000
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests	(2,559,154)	—
Net gain from sale of UE common shares (sold on March 4, 2019)	(62,395)	—
Decrease (increase) in fair value of marketable securities:
PREIT	21,649	—
Lexington (sold on March 1, 2019)	(16,068)	26,596
Other	(48)	(143)
After-tax purchase price fair value adjustment on depreciable real estate	—	(27,289)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	134,706	101,591
Net gains on sale of real estate	—	(3,998)
Decrease in fair value of marketable securities	2,852	3,882
	(2,236,144)	367,592
Noncontrolling interests’ share of above adjustments	141,679	(22,746)
FFO adjustments, net	$(2,094,465)	$344,846
FFO attributable to common shareholders (non-GAAP)	$1,003,341	$729,678
Convertible preferred share dividends	57	62
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$1,003,398	$729,740
Per diluted share (non-GAAP)	$5.25	$3.82

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The following table reconciles our FFO attributable to common shareholders plus assumed conversions (non-GAAP) to FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP):
		For the Year Ended December 31,
(Amounts in thousands, except per share amounts)		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$1,003,398	$729,740
Per diluted share (non-GAAP)		$5.25	$3.82
Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(502,565)	$(67,336)
Our share of loss from real estate fund investments		48,808	23,749
Previously capitalized internal leasing costs		—	(5,538)
Non-cash impairment loss and related write-offs on 608 Fifth Avenue		77,156	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		22,540	—
Our share of additional New York City transfer taxes		—	23,503
Preferred share issuance costs		—	14,486
Other		(6,119)	(6,109)
		(360,180)	(17,245)
Noncontrolling interests’ share of above adjustments		22,989	993
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(337,191)	$(16,252)
Per diluted share (non-GAAP)		$(1.76)	$(0.09)
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$666,207	$713,488
Per diluted share (non-GAAP)		$3.49	$3.73
FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies. In addition to FFO, we also disclose FFO, as adjusted. Although this non-GAAP measure clearly differs from Nareit’s definition of FFO, we believe it provides a meaningful presentation of operating performance.

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ANNEX B
Amended 2019 Omnibus Share Plan

Vornado Realty Trust
2019 Omnibus Share Plan, as amended
(Subject to approval by shareholders on May 14, 2020)

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2020 PROXY STATEMENT

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1.
Purpose

The purpose of the 2019 Omnibus Share Plan of Vornado Realty Trust, as amended from time to time (the “Plan”), is to promote the interests of Vornado Realty Trust (the “Trust”), including its growth and performance, by encouraging employees of the Trust and its subsidiaries, including officers (together, the “Employees”), its non-employee trustees of the Trust and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees”) and certain non-employee advisors and consultants that provide bona fide services to the Trust or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Trust, enhancing the ability of the Trust and its subsidiaries to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability, and providing Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Trust’s success and to further align the interests of the Employees, Non-Employee Trustees and Consultants with shareholders of the Trust. Each of the terms set forth in the Appendix is defined in the Section of the Plan set forth opposite such term.
The Plan replaces the 2010 Omnibus Share Plan of Vornado Realty Trust, as amended (the “Predecessor Plan”), for awards granted on or after the Effective Date (as defined in Section 22). Awards may not be granted under the Predecessor Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Predecessor Plan prior to the Effective Date.
2.
Shares Available for Awards

Subject to the provisions of this Section 2 or any adjustment as provided in Section 18, awards may be granted under the Plan with respect to 5,500,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of this Section 2, would result in the issuance of up to a maximum of 5,500,000 common shares, par value $0.04, of beneficial interest in the Trust (the “Shares”) if all awards granted under the Plan were Full Value Awards (as defined below) and 11,000,000 Shares if all awards granted under the Plan were not Full Value Awards (which includes the number of Shares remaining under the Predecessor Plan as of March 18, 2019). The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Trust may from time to time determine. Any Shares that are subject to awards that are not Full Value Awards shall be counted against the number of Share Equivalents available for the grant of awards under the Plan, as set forth in the first sentence of this Section 2, as one-half Share Equivalent for every Share granted pursuant to an award; any Shares that are subject to awards that are Full Value Awards shall be counted as one Share Equivalent for every Share granted pursuant to an award.
“Share Equivalent” shall be the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, which number of Shares shall not in any event exceed 11,000,000, subject to the provisions of this Section 2 or any adjustment in the kind and number of securities as provided in Section 18. For the avoidance of doubt, if the Trust issues any dividend or distribution to shareholders of the Trust in the form of another equity security of the Trust during the term of this Plan, then the Share Equivalents that may be subject to awards hereunder, including as a result of an adjustment or substitution pursuant to Section 18, shall include (i) the Share Equivalents then-remaining for issuance and (ii) an amount of such other equity securities of the Trust as would have been issued as a dividend or distribution in respect of such Share Equivalents had they been outstanding.
“Full Value Award” means an award under the Plan other than a stock option, stock appreciation right or other award that does not deliver on the grant date of such award the full value of the underlying Shares or underlying OP Units. “OP Units” are undivided fractional limited partnership interests in Vornado Realty L.P. (together with any successor entity, the “Operating Partnership”), of one or more classes established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. The Operating Partnership is a Delaware limited partnership, the entity through which the Trust conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes.
The Compensation Committee (the “Committee”) of the Board of Trustees of the Trust (the “Board of Trustees”) may, without affecting the number of Share Equivalents available pursuant to this Section 2, authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A of the Code (“Section 409A”) and any other applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

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Shares subject to an award granted under the Plan that expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan; provided, however, that the number of Share Equivalents that shall again be available for the grant under the Plan shall be increased by one Share Equivalent for each Share that is subject to a Full Value Award at the time such Full Value Award expires or is forfeited, terminated or cancelled and by one-half Share Equivalent for each Share that is subject to an award that is not a Full Value Award at the time such award expires or is forfeited, terminated or cancelled. Awards that use Shares as a reference but that are paid or settled in whole or in part in cash shall not affect the number of Share Equivalents available under the Plan pursuant to this Section 2 to the extent paid or settled in cash. The number of Share Equivalents available for the purpose of awards under the Plan shall be reduced by (i) one-half of the gross number of Shares for which stock options or stock appreciation rights are exercised, regardless of whether any of the Shares underlying such awards are not actually issued as the result of a net settlement or to satisfy any tax withholding obligation and (ii) one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award, as described further in Section 15.
The maximum aggregate number of Share Equivalents that may be granted under the Plan, as set forth in this Section 2, shall be cumulatively increased from time to time by the number of Shares subject to, or acquired pursuant to, that portion of any award granted under the Predecessor Plan and outstanding as of the Effective Date that, on or after the Effective Date, expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares; provided, however, that the number of Share Equivalents that shall again be available for grant under the Plan shall be increased by one-half Share Equivalent for each Share that is subject to an award granted under the Predecessor Plan that would not have been a Full Value Award if granted under the Plan at the time such award expires or is forfeited, terminated or cancelled.
The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code shall not exceed 11,000,000 Shares (as adjusted pursuant to the provisions of Section 18).
3.
Administration

The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, the Board of Trustees may, in its sole discretion, at any time and from time to time, grant awards or administer the Plan. In any such case, the Board of Trustees will have all of the authority and responsibility granted to the Committee herein.
Subject to the provisions of the Plan, the Committee shall select the Employees, Non-Employee Trustees and Consultants who will be participants in the Plan (together, the “Participants”). The Committee shall (i) determine the type of awards to be made to Participants, determine the Shares or share units subject to awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan, based on, among other things, information made available to the Committee by the management of the Trust. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final and conclusive.
The Committee’s determinations under the Plan and awards need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under award agreements and to enter into non-uniform and selective award agreements, as to (a) the persons to receive awards and (b) the provisions of awards.
4.
Eligibility

All Employees, Non-Employee Trustees and Consultants, in each case as determined by the Committee, are eligible to be Participants in the Plan.

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5.
Awards

Awards under the Plan may consist of the following: stock options (either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options), stock appreciation rights, performance shares, grants of restricted stock and other-stock based awards, including OP Units. Awards of performance shares, restricted stock or share units and other-stock based awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). Unless the Committee otherwise specifies in the award agreement, if dividends or dividend equivalent rights are granted, (x) dividends and dividend equivalents shall be paid in respect of any award that is not subject to performance vesting conditions to the Participant at the same time as the Trust pays dividends to common shareholders (even if the Shares subject to the underlying award are held by the Trust) but not less than annually and not later than the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A and (y) dividend and dividend equivalent payments in the case of an award that is subject to performance vesting conditions shall be treated as unvested so long as such award remains unvested, and any such dividend and dividend equivalent payments that would otherwise have been paid during the vesting period shall instead be accumulated (and, if paid in cash, reinvested in additional Shares based on the Surrender Value of the Shares on the date of reinvestment) and paid within 30 days following the date on which such award is determined by the Committee to have satisfied such performance vesting conditions. “Surrender Value” means, with respect to a Share, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein.
Notwithstanding any other provision of the Plan to the contrary and except for acceleration in the event of the Participant’s involuntary termination, retirement, death, disability or hardship (as determined by the Committee) or upon a Change in Control (as defined in Section 13), (1) Full Value Awards (a) that vest on the basis of the Participant’s continued employment or service shall be subject to a minimum vesting schedule of at least one year and (b) that vest on the basis of the attainment of performance goals shall provide for a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated; and (2) awards that are not Full Value Awards may not vest or be exercisable earlier than the first anniversary of the date on which such award is granted. Notwithstanding the foregoing, Awards with respect to 5% of the maximum aggregate number of Share Equivalents available for the purpose of awards under the Plan pursuant to Section 2 may be granted under the Plan to any one or more Participants without respect to such minimum vesting provisions.
6.
Operating Partnership Units

Awards may be granted under the Plan in the form of OP Units. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, Shares. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Except as otherwise determined by the Committee, awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.
For purposes of calculating the number of Shares underlying an award of OP Units relative to the total number of Share Equivalents available for issuance under the Plan, the Committee shall establish in good faith the maximum number of Shares to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of Share Equivalents available for issuance under the Plan shall be increased by one Share Equivalent for each Share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which,

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awards of OP Units shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of such OP Units; and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics (including with reference to the book value of the Operating Partnership or the value of Shares) and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion. The Committee may allow awards of OP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 6.
Notwithstanding Section 5 of the Plan, the award agreement or other award documentation in respect of an award of OP Units may provide that the recipient of an award under this Section 6 shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of Shares underlying the award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or OP Units.
OP Units awarded under this Section 6 may be issued for no cash consideration.
7.
Stock Options

The Committee shall establish the option price per Share at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of a Share. Stock options shall be exercisable for such period as specified by the Committee but in no event may options be exercisable more than ten years after their date of grant. The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made (i) in cash, (ii) by tender of Shares owned by the Participant valued at Surrender Value as of the date of exercise, (iii) to the extent approved by the Committee in its sole discretion, by surrender of all or part of the Shares issuable upon exercise of the option by the largest whole number of Shares with a Surrender Value that does not exceed the aggregate exercise price; provided, however, that the Trust shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued, (iv) in such other consideration as the Committee deems appropriate, or (v) by a combination of cash, Shares and such other consideration.
For purposes of the Plan, “Fair Market Value” means, with respect to a Share, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein. For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted or, if the date the award is granted is not a trading day, the trading day immediately prior to the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Trust or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Trust.
8.
Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such award. No stock appreciation right shall be exercisable later than 10 years from the grant date of such award. A stock appreciation right shall entitle the Participant to receive from the Trust an amount equal to the increase of the Fair Market Value of the Shares on the exercise of the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

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9.
Performance Shares

Performance shares may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the time the Shares subject to the grant of performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee subject to the terms of the Plan. The Committee, in its sole discretion, shall determine whether performance shares granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.
10.
Restricted Stock

Restricted stock may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.
11.
Other Stock-Based Awards

Other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted Shares) may be granted under such terms and conditions as may be determined by the Committee in its sole discretion.
12.
Award Agreements

Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan.
13.
Change in Control

In the event of a Change in Control, after consideration of the requirements of Section 409A, the Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle such awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Committee) after the Change in Control or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earn-out or indemnity payments or similar payments, then the Committee will determine if awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

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Unless otherwise set forth in an award agreement, a “Change in Control” of the Trust means the occurrence of one of the following events:
(i)      individuals who, on the date hereof, constitute the Board of Trustees (the “Incumbent Trustees”) cease for any reason to constitute at least a majority of the Board of Trustees, provided that any person becoming a trustee subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board of Trustees (either by a specific vote or by approval of the proxy statement of the Trust in which such person is named as a nominee for trustee, without objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Trust as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Trustees shall be an Incumbent Trustee;
(ii)      any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the date hereof, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Trust representing 30% or more of the combined voting power of the Trust’s then outstanding securities eligible to vote for the election of the Board of Trustees (the “Trust Voting Securities”); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Trust or any majority-owned subsidiary of the Trust (provided that this exclusion applies solely to the ownership levels of the Trust or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Trust or any such majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), (E) (a) any of the partners (as of the date hereof) in Interstate Properties including immediate family members and family trusts or family-only partnerships and any charitable foundations of such partners (the “Interstate Partners”), (b) any entities the majority of the voting interests of which are beneficially owned by the Interstate Partners, or (c) any “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) including the Interstate Partners (the persons in (a), (b) and (c) shall be individually and collectively referred to herein as “Interstate Holders”); or
(iii)      the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Trust or any of its subsidiaries, or the sale of all or substantially all of the Trust’s assets (a “Business Transaction”), unless immediately following such Business Transaction (a) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Trust’s assets in such Business Transaction (the “Surviving Corporation”) is beneficially owned, directly or indirectly, by the Interstate Holders or the Trust’s shareholders immediately prior to any such Business Transaction, and (b) no person (other than the persons set forth in clauses (A), (B), (C), or (E) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation (a “Non-Qualifying Transaction”); or
(iv)      Board of Trustees approval of a liquidation or dissolution of the Trust, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Trust’s shareholders in substantially the same proportions as such shareholders owned the Trust Voting Securities immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Trust to Participants under this Plan and the award agreements issued thereunder.
14.
Clawback/Forfeiture

Awards granted under the Plan will be subject to the requirement that the awards be forfeited or repaid to the Trust after they have been distributed to the Participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by (A) any clawback or recapture policy adopted by the Trust from time to time or (B) any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
15.
Withholding

The Trust shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be

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withheld therefrom. The Committee, in its sole discretion, may permit a Participant who is an employee of the Trust or its subsidiaries to elect to satisfy such withholding obligation by having the Trust retain the number of Shares (rounded up to the nearest whole number unless the Committee determines otherwise) whose Fair Market Value equals the amount of taxes required by applicable law to be withheld, as determined by the Trust.
16.
Nontransferability

No award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an award only by will or the laws of descent or distribution. An award transferred pursuant to this Section 16 shall remain subject to the provisions of the Plan, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder’s incapacity, an award shall be exercisable only by the holder thereof.
17.
No Right to Employment

No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant any right to continue his or her service to the Trust or its subsidiaries as an Employee, Non-Employee Trustee or Consultant. Further, the Trust and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.
18.
Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, reclassification, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends (including, without limitation, a distribution of common or preferred shares of beneficial interest in the Trust), the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the kinds of common shares, preferred shares or other securities of the Trust, and the number of Share Equivalents, for which awards may be granted under the Plan, (ii) the number and kinds of Shares, common shares, preferred shares or other securities issued or reserved for issuance pursuant to outstanding awards, and (iii) the number and kinds of Shares or other common shares set forth in Section 2 that can be issued through incentive stock options within the meaning of Section 422 of the Code; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 18 or have any claim or right whatsoever against the Trust or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 18.
19.
Amendment; Termination

The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that no amendment shall be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 18), (ii) would materially expand the class of service providers eligible to participate in the Plan, (iii) would result in a material increase in the benefits accrued to Participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 18) or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of

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a securities exchange or self-regulatory agency. Notwithstanding anything contrary in this Plan, if there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Trust while preserving substantially similar pre-tax economics to the holder of such OP Units.
20.
Section 409A

It is the Trust’s intent that awards under the Plan be exempt from, or comply with, the requirements of Section 409A, and that the Plan be administered and interpreted accordingly. Without limiting the generality of the foregoing, if and to the extent that any award made under the Plan is determined by the Trust to constitute “non-qualified deferred compensation” subject to Section 409A then:
(i)      Any payment due by reason of the Participant’s termination of employment, then (i) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A under applicable regulations and (ii) if the Participant is a “specified employee” (within the meaning of Section 409A and as determined by the Trust), such payment or benefit shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or the Participant’s earlier death);
(ii)      Any payment due upon a Change in Control will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(iii)      If the award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment; and
(iv)      If the award includes dividend equivalents, the participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the award.
21.
Governing Law

The Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the state of Maryland, without reference to principles of conflict of laws.
22.
Effective Date; Term

The Plan was adopted on March 26, 2019 by the Board of Trustees upon recommendation of the Committee and approved by the requisite shareholders of the Trust on May 16, 2019 (the “Effective Date”). Section 2 and Section 18 of the Plan were amended by the Board of Trustees upon recommendation of the Committee on March 26, 2020, subject to the approval by the shareholders of the Trust, which amendments shall be effective as of the date of the approval by the requisite shareholders of the Trust at the 2020 Annual Meeting on May 14, 2020. Subject to earlier termination pursuant to Section 19, the Plan shall have a term of ten years from the Effective Date; provided, however, that all awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such awards, will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements.

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Appendix
Defined Terms
Term	Section
Board of Trustees	2
Business Transaction	13
Change in Control	13
Code	2
Committee	2
Consultants	1
Effective Date	22
Employees	1
Exchange Act	13
Fair Market Value	7
Full Value Award	2
Incumbent Trustees	13
Interstate Holders	13
Interstate Partners	13
Non-Employee Trustees	1
Non-Qualifying Transaction	13
OP Units	2
Operating Partnership	2
Participants	3
Plan	1
Predecessor Plan	1
Section 409A	2
Shares	2
Share Equivalent	2
Surrender Value	5
Surviving Corporation	13
Trust	1
Trust Voting Securities	13

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E98592-P33529 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VORNADO REALTY TRUST

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven Roth
02) Candace K. Beinecke
03) Michael D. Fascitelli
04) Beatrice Hamza Bassey
05) William W. Helman IV
06) David M. Mandelbaum
07) Mandakini Puri
08) Daniel R. Tisch
09) Richard R. West
10) Russell B. Wight, Jr.

The Board of Trustees recommends you vote FOR proposals 2, 3 and 4.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E98593-P33529 VORNADO REALTY TRUST This Proxy is solicited on behalf of the Board of Trustees for the 2020 Annual Meeting of Shareholders May 14, 2020 11:30 A.M. The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), to be held on Thursday, May 14, 2020 at 11:30 A.M., Eastern Time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2019 Annual Report to Shareholders is hereby acknowledged. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" THE ELECTION OF EACH NOMINEE FOR TRUSTEE, (2) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (3) "FOR" THE NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION, AND (4) "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 2019 OMNIBUS SHARE PLAN. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side